    As filed with the Securities and Exchange Commission on April 20, 2009


                                                     Registration No. 333-147707
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 1                    ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 55                          ( X )


                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                   Depositor's Telephone Number: 212-576-7000

                         Charles F. Furtado, Jr., Esq.
                 New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                               New York, NY 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2009 purusant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on _______________, purusant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR

         NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR




                             PROSPECTUS-MAY 1, 2009




   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

         Please use one of the following addresses for service requests:

REGULAR MAIL   NYLIAC                                     EXPRESS MAIL   NYLIAC
               Variable Products Service Center                          Variable Products Service Center
               Madison Square Station                                    51 Madison Avenue
               P.O. Box 922                                              Room 251
               New York, NY 10159                                        New York, NY 10010



                            Telephone: 1-800-598-2019

     You must send subsequent premium payments and loan repayments to us at:

REGULAR MAIL   NYLIAC                                    EXPRESS MAIL   NYLIAC, Suite 3021
               75 Remittance Drive, Suite 3021                          c/o The Northern Trust Bank
               Chicago, IL 60675-3021                                   350 North Orleans Street
                                                                        Receipt & Dispatch, 8th Floor
                                                                        Chicago, IL 60654



     This prospectus describes two different policies issued by NYLIAC. The New York Life VUL Accumulator policy insures one person and pays a death benefit upon that person's death. The New York Life SVUL Accumulator policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS




                                            PAGE
                                            ----
Summary of Benefits and Risks...........       4
  Benefits..............................       4
  Risks.................................       6
Table of Fees and Expenses..............       9
  Transaction Fees......................       9
  Periodic Charges Other Than Funds'
     Operating Expenses.................      10
  Funds' Annual Operating Expenses......      13
  Fund Annual Expenses..................      14
Definitions.............................      17
Management and Organization.............      18
  Insurer...............................      18
  Your Policy...........................      18
     State Variations...................      19
  About the Separate Account............      19
  Our Rights............................      19
  The Fixed Account and DCA Plus
     Account............................      20
  How to Reach Us for Policy Services...      20
  Funds and Eligible Portfolios.........      22
  Investment Return.....................      25
  Voting................................      26
Charges Associated with the Policy......      26
  Deductions from Premiums..............      26
     Sales Expense Charge...............      26
     State Premium Tax Charge...........      28
     Federal Tax Charge.................      28
  Deductions from Cash Value............      28
     Monthly Contract Charge............      28
     Charge for Cost of Insurance
       Protection.......................      29
     Monthly per Thousand Face Amount
       Charge...........................      29
     Rider Charges......................      29
     Expense Allocation.................      29
  Separate Account Charges..............      30
     Mortality and Expense Risk Charge..      30
     Charges for Federal Income Taxes...      30
     Fund Charges.......................      30
  Transaction Charges...................      30
     Surrender Charges..................      30
     First-Year Lapse/Reinstatement
       Charge...........................      31
     Partial Surrender Fee..............      31
     Transfer Fee.......................      32
  Loan Charges..........................      32
  Rider Charges.........................      32
Description of the Policy...............      32
  The Parties...........................      32
     Policyowner........................      32
     Insured............................      33
     Beneficiary........................      33
  The Policy............................      33
     How the Policy is Available........      34
     Policy Premiums....................      34
     Cash Value.........................      34
  Investment Divisions, the Fixed
     Account and DCA Plus Account.......      34
     Amount in the Separate Account.....      34
     Amount in the Fixed Account and DCA
       Plus Account.....................      35
     Transfers Among Investment
       Divisions, the Fixed Account and
       DCA Plus Account.................      35
  Limits on Transfers...................      36
  Options Available at No Additional
     Charge.............................      38
     Dollar Cost Averaging..............      38
     Dollar Cost Averaging Plus
       Account..........................      38
     Automatic Asset Reallocation.......      38
     Interest Sweep.....................      38
     Expense Allocation.................      39
     Upromise Account Rider.............      39
     Policy Split Option................      39
  Additional Benefits through Riders and
     Options............................      39
  Maturity Date.........................      42
  Tax-Free "Section 1035" Insurance
     Policy Exchanges...................      42
  24-Month Exchange Privilege...........      43
Premiums................................      43
  Planned Premium.......................      44
  Unplanned Premium.....................      44
  Risk of Minimally Funded Policies.....      44
  Timing and Valuation..................      45
  Free Look.............................      45
  Premium Payments......................      45
  Premium Payments Returned for
     Insufficient Funds.................      46
Policy Payment Information..............      46
  When Life Insurance Coverage Begins...      46
  Changing the Face Amount of Your
     Policy.............................      46
  Policy Proceeds.......................      47
  Payees................................      47
  When We Pay Policy Proceeds...........      48
  Death Claims..........................      49
  Electing or Changing a Payment
     Option.............................      49
  Life Insurance Benefit Options........      49
     Changing Your Life Insurance
       Benefit Option...................      51

                                            PAGE
                                            ----
Additional Policy Provisions............      52
  Limits on Our Rights to Challenge Your
     Policy.............................      52
  Suicide...............................      52
  Misstatement of Age or Gender.........      52
  Assignment............................      52
Surrenders..............................      52
  Partial Surrenders....................      52
     Amount Available for a Partial
       Surrender........................      52
     Requesting a Partial Surrender.....      53
     Surrender Charge Due to Partial
       Surrender........................      53
     Periodic Partial Withdrawals.......      53
     The Effect of a Partial Surrender..      54
  Full Surrenders.......................      55
     Cash Surrender Value...............      55
     Requesting a Surrender.............      55
     When the Surrender is Effective....      55
Loans...................................      55
  Your Policy as Collateral for a Loan..      55
  Loan Interest.........................      56
  Interest on the Cash Value Held as
     Collateral.........................      56
  When Loan Interest is Due.............      56
  Loan Repayment........................      56
  Excess Loan Condition.................      57
  The Effect of a Policy Loan...........      57
Termination and Reinstatement...........      57
  Late Period...........................      57
  No-Lapse Guarantee....................      57
  Reinstatement Option..................      58
Distribution and Compensation
  Arrangements..........................      59
Federal Income Tax Considerations.......      59
  Our Intent............................      59
  Tax Status of NYLIAC and the Separate
     Account............................      59
  Charges for Taxes.....................      60
  Diversification Standards and Control
     Issues.............................      60
  Life Insurance Status of the Policy...      61
  IRC Section 101(j)--Impact of
     Employer-Owned Policies............      61
  Modified Endowment Contract Status....      62
  Status of The Policy After the Younger
     Insured is Age 100.................      63
  Policy Surrenders and Partial
     Withdrawals........................      63
  Policy Loans and Interest Deductions..      63
  Corporate Owners......................      64
  Exchanges or Assignments of Policies..      64
  Reasonableness Requirement for
     Charges............................      64
  Living Benefits Rider.................      64
  Overloan Protection Rider.............      65
  Other Tax Issues......................      65
  Qualified Plans.......................      65
  Withholding...........................      65
Legal Proceedings.......................      65
Records and Reports.....................      66
Financial Statements....................      66
State Variations........................      66
Appendix A--Illustrations...............     A-1
Obtaining Additional Information........      69



     The NYLIAC Variable Universal Life Accumulator and NYLIAC Survivorship Variable Universal Life Accumulator Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of New York Life Variable Universal Life Accumulator ("VUL") and New York Life Survivorship Variable Universal Life Accumulator ("SVUL"). Many benefits of VUL and SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

     The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions, the Fixed Account and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

       -- the amount in and performance of each Investment Division of the Separate Account;

       -- the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

       -- the charges we deduct.

     With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     Policy premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification). Since the potential Cash Value growth can be used to supplement retirement income, this policy is designed to offer the best potential benefit when funded for at least ten years at or near the guideline annual premium. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making payments to meet your changing needs. See "Definitions" for an explanation of Cash Surrender Value.

FIVE-YEAR NO-LAPSE GUARANTEE

     The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first five Policy Years (the "guarantee period"), provided that your policy premium payments satisfy the minimum premium test. See "Termination and Reinstatement--No-Lapse Guarantee" for information on premiums required to pass the test. This benefit prevents your policy from lapsing for five years, regardless of your account performance. The guarantee period will end before the fifth policy anniversary if your premium payments do not pass the minimum monthly premium test. In the sixty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse.

LIQUIDITY THROUGH LOANS

     The policy allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled "Loans."

LIQUIDITY THROUGH PARTIAL SURRENDERS

     You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause the policy to fall below its minimum Face Amount. Surrender charges may apply. Partial surrenders can result in a taxable event. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC's Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus. (See "Surrenders--Partial Surrenders".) Certain charges apply if you surrender your policy during the first Policy Year; an amount equal to any additional first-year contract charges will also be deducted from the Cash Surrender Value.

INVESTMENT DIVISION OPTIONS

     This policy offers you a choice of investment options, including 38 Investment Divisions, the Fixed Account and the DCA Plus Account. You can choose a maximum of 21 investment options for the allocation of net premium payments or for the transfer of Cash Value from among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Divisions can be made tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With the policy, you are able to increase or decrease the policy's Face Amount. In order to request a decrease of the policy's Face Amount, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. (See "Policy Payment Information--Changing the Face Amount of Your Policy".) You may request an increase of the policy's Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the Face Amount of your policy. (See "Description of the Policy--Additional Benefits Through Riders and Options" for details.) Decreases in coverage can incur surrender charges.

THREE LIFE INSURANCE BENEFIT OPTIONS

     The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

       -- Option 1--a level benefit equal to your policy's Face Amount.

       -- Option 2--a benefit that varies and equals the sum of your policy's
          Face Amount and Cash Value.

       -- Option 3--a benefit that varies and equals the sum of your policy's
          Face Amount and the Adjusted Total Premium.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--IRC
Section 101(j)--Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

DOLLAR COST AVERAGING PLUS

     You may elect Dollar Cost Averaging Plus ("DCA Plus Account") which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment is made.

OPTIONAL RIDERS

     The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

A HIGHLY-RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.


                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and your risk tolerance.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect.

     A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. Actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Surrender Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.


     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.


TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.



     There is a possibility that the IRS may treat the preferred loan interest spread which begins in Policy Year 11 as a taxable distribution.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Description of the Policy--Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors.

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, or transfer Cash Value between investment options.

                                TRANSACTION FEES


                              WHEN CHARGE IS
CHARGE                           DEDUCTED                      AMOUNT DEDUCTED
------                        --------------                   ---------------
Sales Expense Charge       When premium payment     Guaranteed maximum: 4.75% of
  for premiums paid up     is applied               premiums paid
  to the Target                                     Current: 4.75% of premiums paid(1)
  Premium
Sales Expense Charge       When premium payment     Guaranteed maximum: 1.75% of
  for premiums paid        is applied               premiums paid
  over the Target                                   Current: 1.75% of premiums paid(2)
  Premium
Tax Charges:               When premium payment     All taxes may vary over time.
                           is applied               Guaranteed maximums are subject to
                                                    tax law changes.
  State Premium Tax                                 Current: 2% of premiums paid
Charge
  Federal Tax Charge
    - Non-Qualified                                 Current: 1.25% of premiums paid
  Policy
    - Qualified Policy                              None
Deferred Sales Charge
  -   Surrender(3)         Surrender or lapse       Guaranteed Maximum(4): $42.49 per
                           in first 10 years or     $1000 of Face Amount (VUL)
                           Face Amount
                           decreases within 10      $43.32 per $1000 of Face Amount
                           years after an           (SVUL)
                           increase.

Surrender Charges

  -   Contract             Surrender or lapse       Guaranteed maximum: $220(5)
      Surrender Charge     in first year
      During First
      Policy Year

  -   Surrender Charge     Surrender or lapse       The calculation for the additional
      After Face           in first 10 years        Face Amount begins on the effective
      Amount               after the increase       date of the increase. See "Deferred
      Increase(3)                                   Sales Charge" above.

Partial Surrender Fee      At time of partial       Guaranteed maximum: The lesser of
                           surrender                $25 or 2% of the amount withdrawn.
                                                    (In addition, if the face amount is
                                                    decreased due to partial withdrawal,
                                                    a surrender charge may apply. See
                                                    "Deferred Sales Charge" above.)(6)
                                                    Current: $0

Transfer Charge            At time of transfer      Guaranteed maximum: $30 per transfer
                                                    after 12 transfers in a Policy Year
                                                    may be imposed
                                                    Current: $0





1 Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2 Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3 Exceptions to Surrender Charge:
     We will not deduct a surrender charge if:
       - We cancel the policy;
       - We pay proceeds upon the death of the insured;
       - We pay a required Internal Revenue Service minimum distribution; or
       - The policy is out of the surrender charge period.
4 Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. For VUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 71% for Policy Year 6; 67% for Policy Year 7; 64% for Policy Year 8; 60% for Policy Year 9 and 56% for Policy Year 10. For SVUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 91% for Policy Year 1; 84% for Policy Year 2; 77% for Policy Year 3; 71% for Policy Year 4; 66% for Policy Year 5; 61% for Policy Year 6; 57% for Policy Year 7; 53% for Policy Year 8; 49% for Policy Year 9 and 46% for Policy Year 10. See "Charges Associated with the Policy -- Transaction Charges -- Surrender Charges" for more information on the calculation of Surrender Charges.
  The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the surrender charge is equal to the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and
  (2) is the surrender charge calculated on the new decreased Face Amount.
5 The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 -- monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the first anniversary of the Policy Date].
6 A partial surrender fee is not charged upon a full surrender of the policy.

     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

              PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                             WHEN CHARGE IS
CHARGE                          DEDUCTED                     AMOUNT DEDUCTED
------                       --------------                  ---------------
Monthly Contract           Monthly to Age        Guaranteed Maximum $35 per month(1)
  Charge                   100                   Current: $35 per month(2)


Cost of Insurance          Monthly to Age        Guaranteed Maximum: $83.33 per month
  Charge(3) (VUL)          100                   per $1000 of Net Amount at Risk(4)

                                                 Guaranteed Minimum: $0.02 per month per
                                                 $1000 of Net Amount of Risk

                                                 Guaranteed Initial Charge for a
                                                 Male, Age 40, preferred rating:
                                                 $0.12 per month per $1000 of Net Amount
                                                 of Risk for $250,000 Face Amount



Cost of Insurance          Monthly to Age        Guaranteed Maximum: $83.33 per month
  Charge(3) (SVUL)         100 of the            per $1000 of Net Amount at Risk(4)
                           younger insured
                                                 Guaranteed Minimum: $0.00002 per month
                                                 per $1000 of Net Amount of Risk

                                                 Guaranteed Initial Charge for a
                                                 Male/Female, Age 55/50, Preferred:
                                                 $0.00129 per month per $1000 of Net
                                                 Amount of Risk for $1 million Face
                                                 Amount



Mortality & Expense        Each Monthly          Guaranteed Maximum: Annual Rate of
  Risk Charge              Deduction Day         0.75% of Separate Account Value

                                                 Current:



Separate Account         Years  Years  Years  Years
Cash Value                1-5    6-10  11-20   21+
----------------         -----  -----  -----  -----
(less than) $25,000       0.55   0.55   0.40   0.35
$25,000-$49,999           0.55   0.50   0.35   0.30
$50,000-$74,999           0.55   0.45   0.30   0.25
$75,000-$99,999           0.55   0.40   0.25   0.20
$100,000-$149,999         0.55   0.35   0.20   0.15
$150,000 or greater       0.55   0.30   0.15   0.15







Per Thousand Face          Monthly               Guaranteed Maximum: $1.4945 per $1000
  Amount Charge [VUL]                            of Face Amount(5)

                                                 Guaranteed Minimum: $0.0229 per $1000
                                                 of Face Amount

                                                 Guaranteed Initial Charge for a Male
                                                 Age 40, preferred rating: $0.1136 per
                                                 $1000 of Face Amount

                                                 (Initial Charge is based on the age,
                                                 gender, class of risk and Face Amount
                                                 at issue)

Per Thousand Face          Monthly for Each      Guaranteed Maximum: $0.7097 per $1000
  Amount Charge [SVUL]     Insured               of Face Amount(6)

                                                 Guaranteed Minimum: $0.0448 per $1000
                                                 of Face Amount

                                                 Guaranteed Initial Charge for a
                                                 Male/Female, Age 55/50, Preferred:
                                                 $0.1328 per $1000 of Face Amount

                                                 (Initial Charge is based on the age,
                                                 gender, class of risk and Face Amount
                                                 at issue)



                             WHEN CHARGE IS
CHARGE                          DEDUCTED                     AMOUNT DEDUCTED
------                       --------------                  ---------------
Loan Interest              Monthly (while        Guaranteed 6% annually of the loan
                           loan balance is       balance
                           outstanding)          Current 4% annually of the loan
                                                 balance(7)


RIDERS (VUL)

  - Guaranteed Minimum     Monthly until         $0.01 per $1000 of Face Amount
    Death Benefit          rider expires         coverages of policy and riders(9)
    Rider(8)


  - Life Extension         Monthly beginning     Maximum: 73% of the cost of insurance
    Benefit Rider(3)       at age 90
                                                 Minimum: 1% of the cost of insurance

                                                 Representative Insured: (Male, Age 40,
                                                 Preferred) 47% of the cost of insurance



  - Spouse's Paid-Up       N/A                   No Charge
    Insurance
    Purchase Option



  - Guaranteed             Monthly until         Maximum $0.46 per month per $1000 of
    Insurability Rider     rider expires         GIR Face Amount

                                                 Minimum $0.04 per month per $1,000 of
                                                 GIR Face Amount

                                                 Representative Insured (Male, Age 40,
                                                 Preferred) $0.23 per month per $1000 of
                                                 GIR Face Amount for the first policy
                                                 year.



  - Monthly Deduction      Monthly until         Maximum: 77% of monthly charges
    Waiver Rider           rider expires
                                                 Minimum: 8% of monthly charges

                                                 Representative insured: (Male, Age 40,
                                                 Preferred) 11% of monthly charges for
                                                 the first policy year.

  - Living Benefits        When you exercise     $150 (one time)
    Rider                  the benefit



  - Overloan               When you exercise     Percentage of Policy Cash Value that
    Protection Rider       the benefit           varies by Attained Age of insured (one
                                                 time)



  - Accidental Death       Monthly until         Maximum: $0.15 per $1000 of Face Amount
    Benefit Rider          rider expires
                                                 Minimum: $0.05 per $1000 of Face Amount

                                                 Representative Insured: (Male, Age 45,
                                                 Preferred) $0.06 per $1000 of Face
                                                 Amount



  - Children's             Monthly until         $0.45 per $1000 of Face Amount
    Insurance Rider        rider expires



  - Term Insurance on      Monthly until         Guaranteed maximum: $83.33 per $1000 of
    Other Covered          rider expires         Face Amount
    Insured Rider
                                                 Guaranteed minimum: $0.02 per $1000 of
                                                 Face Amount

                                                 Representative Insured: (Male, Age 45,
                                                 Preferred) $0.12 per $1000 of Face
                                                 Amount



  - Insurance Exchange     Monthly until         A one time payment may be required upon
    Rider                  rider expires         exercise, depending upon the Cash
                                                 Surrender Value of the existing and new
                                                 policies at the time of exchange.



RIDERS (SVUL)

  - Guaranteed Minimum     Monthly until         $0.01 per $1000 of Face Amount
    Death Benefit          rider expires         coverages of policy and riders(9)
    Rider(8)



CHARGE                      WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
------                      -----------------------       ---------------
  - Life Extension         Monthly beginning at age  Maximum: 131% of the
    Benefit Rider(3)       90 on the younger         cost of insurance
                           insured
                                                     Minimum: 1% of the cost
                                                     of insurance

                                                     Representative Insured:
                                                     (Male/Female, Age 55/50,
                                                     Preferred) 68% of the
                                                     cost of insurance



  - Level First-to-Die     Monthly until rider       Guaranteed maximum:
    Term Rider(3)          expires                   $83.33 per month per
                                                     $1000 of term insurance
                                                     Face Amount

                                                     Guaranteed minimum:
                                                     $0.08 per month per
                                                     $1000 of term insurance
                                                     Face Amount

                                                     Representative Insured:
                                                     (Male/Female, Age 55/50,
                                                     Preferred) $0.69 per
                                                     month per $1000 of term
                                                     insurance Face Amount



  - Living Benefits        When you exercise the     $150 (one time)
    Rider                  benefit



  - Estate Protection      Monthly until rider       Guaranteed maximum:
    Rider (EPR)            expires                   $0.67858 per $1000 of
                                                     EPR Face Amount

                                                     Guaranteed minimum:
                                                     $0.00455 per $1000 of
                                                     EPR Face Amount

                                                     Representative Insured:
                                                     (Male/Female, Age 55/50,
                                                     Preferred) $0.00461 per
                                                     $1000 of EPR Face Amount



  - Overloan Protection    When you exercise the     Percentage of the Policy
    Rider                  benefit                   Cash Value that varies
                                                     by Issue Age, Class and
                                                     Sex of Insureds and by
                                                     Face Amount (one time)





-------

(1) Guaranteed monthly contract charges are reduced to $15 in Policy Years 2 and beyond.
(2) Current monthly contract charges are reduced to $15 in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3) This cost varies based on characteristics of the Insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(4) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Policy Payment Information -- Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(5) Charges are for Policy Years 1 through 10 for insureds rated select preferred and preferred. These current per thousand Face Amount charges are reduced to 0.50% in Policy Years 11-20 and to 0.00% in Policy Years 21 and beyond. Per thousand Face Amount charges for insureds rated non-smoker, select standard or standard are 1.25% in Policy Years 1-10, 0.50% in Policy Years 11-20 and 0.00% in Policy Years 21 and beyond.
(6) Charges are for Policy Years 1 through 10. Current per thousand Face Amount charges are reduced to 0.70% in Policy Years 11-30 and to 0.00% in Policy Years 31 and beyond.
(7) The current loan interest rate is reduced to 3.00% annually in Policy Years 11 and beyond.
(8) This rider is not available under Death Benefit Option 3.
(9) In addition to the charge listed above, you must make certain premium payments -- the monthly Guaranteed Minimum Death Benefit (GMDB) premium -- into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. For further information on the monthly GMDB premium, see "Additional Information about the Operation of the Policies -- Additional Benefits Through Riders and Options -- Guaranteed Minimum Death Benefit Rider (GMDB)" in the SAI.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2008. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)


                                                       MINIMUM            MAXIMUM
                                                       -------            -------
Total Annual Fund Companies' Operating
  Expenses(2)..................................         0.35%              1.62%





 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2008. This information is provided by the Funds and their agents. The information is based on 2008 expenses. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.



                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)




-----------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED
                                                                                            UNDERLYING       TOTAL FUND
                                              ADVISORY    ADMINISTRATION      OTHER     PORTFOLIO FEES AND     ANNUAL
                    FUND                         FEE            FEE         EXPENSES         EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative
  Allocation -- Initial Class                   0.00%          0.00%          0.06%            0.74%(1)         0.80%(2)
-----------------------------------------------------------------------------------------------------------------------
MainStay VP Growth Allocation -- Initial
  Class                                         0.00%          0.00%          0.07%            0.87%(1)         0.94%(2)
-----------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Allocation -- Initial
  Class                                         0.00%          0.00%          0.06%            0.79%(1)         0.85%(2)
-----------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth
  Allocation -- Initial Class                   0.00%          0.00%          0.06%            0.85%(1)         0.91%(2)


-----------------------------------------------------------------------------------------------------------------------





  # Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



 (1) In addition to the Total Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.



 (2) Effective May 1, 2008 the Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that "Net Annual Portfolio Operating Expenses" do not exceed the following percentages of daily average net assets: Initial Class, 0.25% and Service Class, 0.50%. These expense limitations will be in effect through May 1, 2010 and may be modified or terminated only with the approval of the Board of Directors. There is no guaranty that these expense limitations will continue beyond that date. New York Life Investments may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. At December 31, 2008, the Portfolio had no such amounts available for recoupment.

                              FUND ANNUAL EXPENSES




----------------------------------------------------------------------------------------------------------------
                                                                                                         TOTAL
                                                                                                          FUND
                                                                                                         ANNUAL
                                                              ADMINISTRATION   12B-1       OTHER         EXPEN-
                 FUND                    ADVISORY FEES             FEES         FEES     EXPENSES        SE(a)
----------------------------------------------------------------------------------------------------------------
MainStay VP Balanced--Initial Class           0.75%(b)             0.00%       0.00%       0.08%         0.83%

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Bond--Initial Class               0.49%(c)(d)          0.00%       0.00%       0.06%         0.55%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Capital
Appreciation--Initial Class                   0.61%(g)(d)          0.00%       0.00%       0.05%(e)      0.66%(f)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Cash Management                   0.43%(h)             0.00%       0.00%       0.07%         0.50%(rr)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Common Stock--Initial
Class                                         0.54%(i)(d)          0.00%       0.00%       0.06%(e)      0.60%(f)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Convertible--Initial Class        0.60%(j)(d)          0.00%       0.00%       0.07%         0.67%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Floating Rate--Initial
Class                                         0.60%(k)             0.00%       0.00%       0.09%         0.69%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Government--Initial Class         0.50%(l)             0.00%       0.00%       0.07%         0.57%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP High Yield Corporate
  Bond--Initial Class                         0.57%(m)(d)          0.00%       0.00%       0.05%         0.62%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP ICAP Select
Equity--Initial Class                         0.77%(n)             0.00%       0.00%       0.06%         0.83%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP International
Equity--Initial Class                         0.89%(o)(d)          0.00%       0.00%       0.13%         1.02%(f)(p)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Large Cap Growth--Initial
Class                                         0.75%(q)(d)          0.00%       0.00%       0.06%         0.81%(ss)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Core--Initial
Class                                         0.85%(r)             0.00%       0.00%       0.09%(e)      0.94%(f)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Growth--Initial
Class                                         0.75%(s)             0.00%       0.00%       0.07%(e)      0.82%(f)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Value--Initial
Class                                         0.70%(t)             0.00%       0.00%       0.07%(p)      0.77%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP S&P 500 Index--Initial
Class                                         0.30%(u)             0.00%       0.00%       0.05%         0.35%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Small Cap Growth--Initial
Class                                         0.90%(v)             0.00%       0.00%       0.09%(e)      0.99%(f)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MainStay VP Total Return--Initial
Class                                         0.57%(w)(d)          0.00%       0.00%       0.09%         0.66%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


AIM V.I. International Growth
  Fund--Series I Shares                       0.71%(k)             0.00%       0.00%       0.37%(x)      1.08%(y)(z)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


AllianceBernstein VPS Small / Mid Cap
  Value Portfolio--Class A Shares             0.75%(k)             0.00%       0.00%       0.11%         0.86%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


CVS Calvert Social Balanced Portfolio        0.425%(aa)           0.275%(aa)   0.00%       0.22%(bb)     0.92%(cc)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Dreyfus IP Technology Growth--Initial
Class                                         0.75%(k)             0.00%       0.00%       0.11%(dd)     0.86%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


DWS Dreman Small Mid Cap Value
  VIP--Class A Shares                         0.64%(k)             0.00%       0.00%       0.15%(ee)     0.79%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Contrafund(R)--Initial
Class                                         0.56%(k)             0.00%       0.00%       0.10%         0.66%(ff)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Equity Income--Initial
Class                                         0.46%(k)             0.00%       0.00%       0.11%         0.57%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Janus Aspen Balanced
  Portfolio--Institutional Shares             0.55%(gg)            0.00%       0.00%       0.02%         0.57%(hh)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Janus Aspen Worldwide
  Portfolio--Institutional Shares(jj)         0.50%(ii)            0.00%       0.00%       0.03%         0.53%(hh)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


MFS Utilities Series--Initial Class           0.72%(k)             0.00%       0.00%       0.09%         0.81%(kk)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Royce Micro-Cap Portfolio--Initial
Class                                         1.25%                0.00%       0.00%       0.07%         1.32%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Royce Small-Cap Portfolio--Initial
Class                                         1.00%                0.00%       0.00%       0.07%         1.07%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Income
Portfolio--I                                  0.85%(ll)            0.00%       0.00%       0.00%         0.85%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Hard Assets                 0.88%(k)             0.00%       0.00%       0.12%(mm)     1.00%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Van Kampen's UIF Emerging Markets
  Equity Portfolio--Class I(nn)               1.21%(k)             0.00%       0.00%       0.41%         1.62%(oo)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Van Kampen's UIF U.S. Real Estate
  Portfolio--Class I(nn)                      0.77%(k)             0.00%       0.00%       0.30%(pp)     1.07%(oo)(qq)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------





(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.


(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is as annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.


(c) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.


(d)    Expenses have been restated to reflect current fees.

(e) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(f) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of the Portfolio's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.


(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.


(h) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.


(i) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.


(j) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.


(k)    The fees designated as "Advisory Fees" reflect "Management Fees."


(l) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.


(m) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.


(n) The fees designated as "Advisory Fees" reflect "Management Fees". The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, New York Life Investments has agreed to contractually waive a portion of its Management Fee so that the fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million to $1 billion; and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2010, and may be modified or terminated only with Board approval. There is no guarantee that this contractual waiver will continue beyond that date.


(o) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.


(p) In addition to the Net Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table in the Portfolio's prospectus shows the Portfolio's estimated indirect expenses from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.


(q) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.


(r) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.


(s) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.


(t) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.


(u) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.30% and 0.55%, respectively for Initial Class and Service Class shares.


(v) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.


(w) The fees designated as "Advisory Fees" reflect "Management Fees," The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.


(x) Includes Acquired Fund Fees and Expenses of $0.02. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.


(y) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
       (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

(z) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.


(aa) The fees designated as "Advisory Fees" and "Administration Fees" reflect "Management Fees". The Advisor voluntarily waives 0.05% of its annual advisory fee for Social Balanced based on average daily net assets under management by New Amsterdam Partners LLC in excess of $250 million. This waiver is contingent upon the continued service by New Amsterdam Partners LLC as Subadvisor to the equity assets of the Portfolio at an annual fee of 0.25% on assets up to $250 million and 0.20% on assets in excess of $250 million. The Advisor may cease this waiver at any time.


(bb) "Other expenses" include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.


(cc) The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. The amount of this credit received by the Portfolio, if any, during the most recent fiscal year is reflected in the "Financial Highlights" Section of the Fund's prospectus, as the difference between the line items "Expenses Before Offsets" and "Net Expenses." The Portfolio's total annual fund operating expenses do not reflect expense waiver/reimbursements.


(dd) Other expenses include expenses of 0.01% for acquired portfolio fees and expenses.


(ee) "Management Fee" restated on an annualized basis to reflect fee changes which took effect May 1, 2008. "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.


(ff) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) VIP Contrafund(R) -- Initial Class. These offsets may be discontinued at any time.


(gg) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year.


(hh) Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.


(ii) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year. For the Worldwide Portfolio this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.


(jj) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for the Worldwide Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").


(kk) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Fund Annual Expenses" would be lower.


(ll) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."


(mm)   Includes Acquired Expenses of 0.01%.


(nn) Morgan Stanley Investment Management Inc. does business in certain instances as Van Kampen.


(oo) Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio -- Institutional Class during the period. As a result of such rebate, the expenses as a percentage of the fund's net assets were effected by less than 0.005%.


(pp)   Includes 0.02% "Other Non Operational or Investment Related Expenses"


(qq) For the fiscal year ended December 31, 2008, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.07% for Class I. The total annual portfolio operating expenses excluding certain investment related expense was 1.05% for Class I.


(rr) From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.


(ss) New York Life Investments has voluntarily committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to New York Life Investments exceeds 0.10%. This has resulted in a benefit of 0.02% to the Portfolio. With the waiver, the restated Net Annual Portfolio Operating Expenses would be 0.79% and 1.04%, respectively for the Initial Class and Service Class. There is no guarantee this waiver will continue.

                                   DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).


CASH SURRENDER VALUE: The Cash Value less, any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, per thousand Face Amount charge, cost of insurance charge, and any rider charges from your policy's Cash Value, and the date that we deduct the Mortality and Expense Risk charges from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

NON-QUALIFIED POLICY: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.

SURRENDER CHARGE PREMIUM: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy's Face Amount and the insured's Age, gender, and risk class. The Target Premium may change if the policy's Face Amount is increased or decreased.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See "Management and Organization--How to Reach Us for Policy Services" for more information.

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

                                   YOUR POLICY

     The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the Face Amount of the policy, loans, partial surrenders and Face Amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account.

     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

STATE VARIATIONS

     Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See "State Variations" for details.)

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

     The Separate Account currently consists of 38 Investment Divisions available under the policy. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

     (See the SAI for more information.)

                   THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

     The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

                       HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. Please send service requests to us at one of the addresses listed on the first page of this prospectus.

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests other than those received through our Virtual Service Center that have passed all security protocols that identify the policyowner.

       -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. Policies that are jointly owned may not request transactions through the VSC or IVR. We may remove VSC and IVR privileges for certain policyowners (See "Description of the Policy--Limits on Transfers").

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number ("PIN"). Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through the IVR or the VSC that We believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

       -- VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:

       - e-mail your registered representative or VPSC;

       - view and download statements;

       - obtain current policy values;

       - transfer assets between investment options;

       - change the allocation of future premium payments;

       - change your address;


       - obtain service forms;



       - reset your password; and



       - sign up to receive future prospectuses and policyowner annual and semi-annual reports for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.




       -- IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

       - obtain current policy values;

       - transfer assets between investment options;

       - change the allocation of future premium payments;

       - request a loan on your policy; and

       - speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     By sending a Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.


     NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.

     You may authorize us to accept instructions from your Registered Representative or the registered service assistant assigned to your policy in order to perform premium allocations and transfers among the Investment Divisions of the Separate Account, the Fixed Account and/or DCA Plus Account. To authorize the Registered Representative(s) or the registered service assistants assigned to your policy to perform premium allocations and transfers among the Investment Divisions of the Separate Account, the Fixed Account and/or the DCA Plus Account, you must send VPSC a completed Trading Authorization Form to one of the addresses noted on the first page of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures.


                          FUNDS AND ELIGIBLE PORTFOLIOS

     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectus found in the book of underlying fund prospectuses.

     The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


-----------------------------------------------------------------------------------------------------------------
      FUNDS AND ELIGIBLE PORTFOLIOS              INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
-----------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.:                 Adviser: New York Life
                                                     Investment
                                           Management LLC ("New York Life
                                                   Investments")

  MainStay VP Balanced--Initial Class        Subadviser: Madison Square    - Seeks high total return.
                                               Investors LLC ("MSI")

  MainStay VP Bond--Initial Class            New York Life Investments     - Seeks highest income over the long
                                                                             term consistent with preservation of
                                                                             principal.

  MainStay VP Capital                      Subadviser: MacKay Shields LLC  - Seeks long-term growth of capital.
  Appreciation--Initial Class                        ("MacKay")              Dividend income, if any, is an
                                                                             incidental consideration.

  MainStay VP Cash Management                Subadviser: New York Life     - Seeks as high a level of current
                                                    Investments              income as is considered consistent
                                                                             with the preservation of capital and
                                                                             liquidity.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
      FUNDS AND ELIGIBLE PORTFOLIOS              INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
-----------------------------------------------------------------------------------------------------------------

  MainStay VP Common Stock-- Initial              Subadviser: MSI          - Seeks long-term growth of capital,
  Class                                                                      with income as a secondary
                                                                             consideration.

  MainStay VP Conservative                        Subadviser: MSI          - Seeks current income and,
  Allocation--Initial Class                                                  secondarily, long-term growth of
                                                                             capital.

  MainStay VP Convertible-- Initial              Subadviser: MacKay        - Seeks capital appreciation together
  Class                                                                      with current income.

  MainStay VP Floating Rate--Initial         New York Life Investments     - Seeks to provide high current
  Class                                                                      income.

  MainStay VP Government--Initial Class          Subadviser: MacKay        - Seeks a high level of current
                                                                             income, consistent with safety of
                                                                             principal.

  MainStay VP Growth Allocation--Initial          Subadviser: MSI          - Seeks long-term growth of capital.
  Class

  MainStay VP High Yield Corporate               Subadviser: MacKay        - Seeks maximum current income through
  Bond--Initial Class                                                        investment in a diversified
                                                                             Portfolio of high yield, high risk
                                                                             debt securities. Capital
                                                                             appreciation is a secondary
                                                                             objective.

  MainStay VP ICAP Select                    Subadviser: Institutional     - Seeks superior total return.
  Equity--Initial Class                         Capital LLC ("ICAP")

  MainStay VP International Equity--         New York Life Investments     - Seeks to provide long-term growth of
  Initial Class                                                              capital commensurate with an
                                                                             acceptable level of risk by
                                                                             investing in a portfolio consisting
                                                                             primarily of non-U.S. equity
                                                                             securities. Current income is a
                                                                             secondary objective.

  MainStay VP Large Cap Growth--Initial     Subadviser: Winslow Capital    - Seeks long-term growth of capital.
  Class                                           Management, Inc.

  MainStay VP Mid Cap Core--                      Subadviser: MSI          - Seeks long-term growth of capital.
  Initial Class

  MainStay VP Mid Cap Growth--Initial            Subadviser: MacKay        - Seeks long-term growth of capital.
  Class

  MainStay VP Mid Cap Value--                    Subadviser: MacKay        - Seeks to realize maximum long-term
  Initial Class                                                              total return from a combination of
                                                                             capital appreciation and income.

  MainStay VP Moderate Allocation--               Subadviser: MSI          - Seeks long-term growth of capital
  Initial Class                                                              and, secondarily, current income.

  MainStay VP Moderate Growth                     Subadviser: MSI          - Seeks long-term growth of capital
  Allocation--Initial Class                                                  and, secondarily, current income.

  MainStay VP S&P 500 Index--Initial              Subadviser: MSI          - Seeks to provide investment results
  Class                                                                      that correspond to the total return
                                                                             performance (reflecting reinvestment
                                                                             of dividends) of common stocks in
                                                                             the aggregate, as represented by the
                                                                             S&P 500(R) Index.

  MainStay VP Small Cap Growth--Initial          Subadviser: MacKay        - Seeks long-term capital appreciation
  Class                                                                      by investing in securities of small-
                                                                             cap companies.

  MainStay VP Total Return--                     Subadviser: MacKay        - Seeks to realize current income
  Initial Class                                                              consistent with reasonable
                                                                             opportunity for future growth of
                                                                             capital and income.
-----------------------------------------------------------------------------------------------------------------


AIM Variable Insurance Funds                Invesco AIM Advisors, Inc.*
  AIM V.I. International Growth            Subadviser: Advisory entities   - The fund's investment objective is
  Fund--Series I Shares                     affiliated with Invesco AIM      to provide long-term growth of
                                                   Advisors, Inc.            capital.
-----------------------------------------------------------------------------------------------------------------


AllianceBernstein(R) Variable Products         AllianceBernstein L.P.
  Series Fund, Inc.
  Alliance Bernstein VPS Small/Mid Cap                                     - Seeks long-term growth of capital.
  Value Portfolio--Class A Shares
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
      FUNDS AND ELIGIBLE PORTFOLIOS              INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
-----------------------------------------------------------------------------------------------------------------

Calvert Variable Series, Inc.:                 Adviser: Calvert Asset
                                              Management Company, Inc.
                                                     ("CAMCO")
  CVS Calvert Social Balanced              Subadvisers (equity portion):   - Seeks to achieve a competitive total
  Portfolio**                               New Amsterdam Partners, LLC      return through an actively managed
                                                                             portfolio of stocks, bonds and money
                                                                             market instruments, which offer
                                                                             income and capital growth
                                                                             opportunity and which satisfy the
                                                                             investment and social criteria.
-----------------------------------------------------------------------------------------------------------------


Dreyfus Investment Portfolios:                The Dreyfus Corporation
  Dreyfus IP Technology                                                    - The portfolio seeks capital
  Growth--Initial Shares                                                     appreciation.
-----------------------------------------------------------------------------------------------------------------

DWS Variable Series II                     Deutsche Investment Management
                                                   Americas, Inc.
  DWS Dreman Small Mid Cap                    Subadviser: Dreman Value     - The portfolio seeks long-term
  Value VIP--Class A Shares                      Management L.L.C.           capital appreciation.
-----------------------------------------------------------------------------------------------------------------


Fidelity Variable Insurance Products       Adviser: Fidelity Management &
Fund:                                         Research Company ("FMR")
  Fidelity(R) VIP Contrafund(R)--                   Subadvisers:           - Seeks long-term capital
  Initial Class                               FMR Co., Inc. ("FMRC"),        appreciation.
                                           Fidelity Research and Analysis
                                                 Company ("FRAC"),
                                           Fidelity Management & Research
                                                    (U.K.) Inc.
                                                   ("FMR U.K."),
                                               Fidelity International
                                           Investment Advisors ("FIIA"),
                                               Fidelity International
                                             Investment Advisors (U.K.)
                                             Limited ["FIIA (U.K.)L"],
                                             Fidelity Investments Japan
                                                  Limited ("FIJ")

  Fidelity(R) VIP Equity-Income--          Adviser: Fidelity Management &
  Initial Class                                   Research Company
                                                    Subadvisers:           - Seeks reasonable income. The fund
                                                       FMRC,                 will also consider the potential for
                                                       FRAC,                 capital appreciation. The fund's
                                                     FMR U.K.,               goal is to achieve a yield which
                                                       FIIA,                 exceeds the composite yield on the
                                                   FIIA (U.K.) L,            securities comprising the Standard &
                                                        FIJ                  Poor's(SM) Index (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------------


Janus Aspen Series:                         Janus Capital Management LLC

  Janus Aspen Balanced                                                     - Seeks long-term capital growth,
  Portfolio--Institutional Shares                                            consistent with preservation of
                                                                             capital and balanced by current
                                                                             income.

  Janus Aspen Worldwide                                                    - Seeks long-term growth of capital in
  Portfolio--Institutional Shares                                            a manner consistent with the
                                                                             preservation of capital.
-----------------------------------------------------------------------------------------------------------------


MFS(R) Variable Insurance Trust(SM):          Massachusetts Financial
                                              Services Company ("MFS")

  MFS(R) Utilities Series--Initial Class                                   - Seeks total return.
-----------------------------------------------------------------------------------------------------------------


Royce Capital Fund:                           Royce & Associates, LLC

  Royce Micro-Cap Portfolio--Investment                                    - Seeks long-term growth of capital.
  Class

  Royce Small-Cap Portfolio--Investment                                    - Seeks long-term growth of capital.
  Class                                                                      Any production of income is
                                                                             incidental to the Fund's investment
                                                                             goal.
-----------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Series, Inc.:         T. Rowe Price Associates, Inc.

  T. Rowe Price Equity Income                                              - Seeks to provide substantial
  Portfolio--I                                                               dividend income as well as long-term
                                                                             growth of capital through
                                                                             investments in the common stocks of
                                                                             established companies.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      FUNDS AND ELIGIBLE PORTFOLIOS              INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
-----------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:         Van Eck Associates Corporation

  Van Eck Worldwide Hard Assets Fund                                       - Seeks long-term capital
                                                                             appreciation.
-----------------------------------------------------------------------------------------------------------------


The Universal Institutional Funds, Inc.:           Van Kampen***

  Van Kampen's UIF Emerging Markets                                        - Seeks long-term capital appreciation
  Equity Portfolio--Class I                                                  by investing primarily in growth-
                                                                             oriented equity securities of
                                                                             issuers in emerging market
                                                                             countries.

  Van Kampen's UIF U.S. Real Estate                                        - Seeks above average current income
  Portfolio--Class I                                                         and long-term capital appreciation
                                                                             by investing primarily in equity
                                                                             securities of companies in the U.S.
                                                                             real estate industry, including real
                                                                             estate investment trusts ("REITs").
-----------------------------------------------------------------------------------------------------------------




   * It is anticipated that, on or about the end of the fourth quarter of 2009, the businesses of Invesco AIM and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities.



  ** Also known as Calvert Variable Series, Inc. Social Balanced Portfolio.





 *** Morgan Stanley Investment Management Inc., the investment adviser to the
     UIF Portfolios, does business in certain instances using the name "Van Kampen."


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from the 38 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the investment options tax-free and within the limits described in this prospectus.

     The Investment Divisions offered through the VUL and SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

                                INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.


     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation day to the end of the next Valuation day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY


     As with all life insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See "Additional Information About Charges" in the SAI for more information.)


                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, and a state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     Target Premium--We deduct from any premium payment a sales expense charge based on the age of your policy and your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.

       -- Premiums up to the Target Premium--In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In each of Policy Years 11 and subsequent, we currently deduct 4.25% of premium payments up to the Target Premium.

       -- Premiums over the Target Premium--Once premium payments equal to the Target Premium for a given Policy Year have been paid (the "Annual Target Premium Threshold"), we deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and subsequent.

       -- Guaranteed Maximum--We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% from any additional premiums paid in all policy years.

       -- Timing of Premium Payments--Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

          The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

          -- Payments in Excess of Target Premium

          As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75 vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and subsequent) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would once again be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and subsequent) up to the Target Premium for that Policy Year.

          For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

             -- If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .0175 or $8.75.

             -- If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

             The difference in current sales expense charges deducted on this payment--$8.75 versus $23.75--is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

          -- Effect of Step-Down in Sales Expense Charges at Policy Years 11 and
             Subsequent

          As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

             -- If you made an annual premium payment of $1,500 in Policy Year
                5, the sales expense charge would be:

        a) 4.75% of the premiums paid up to your Target Premium--$1,000 x 0.0475 or $47.50; plus

        b) 1.75% of the premiums paid in excess of your Target Premium--$500 x
               0.0175 or $8.75.

        The total annual sales expense charge deducted in Policy Year 5 would be $56.25.

             -- If instead you made the same annual premium payment of $1,500 in
                Policy Year 6, the sales expense charge would be:

        a) 4.75% of the premiums paid up to your Target Premium--$1,000 x 0.0475 or $47.50; plus

        b) 0.75% of the premiums paid in excess of your Target Premium--$500 x
               0.0075 or $3.75.

        The total annual sales expense charge deducted in Policy Year 6 would be $51.25.

        The difference in total annual sales expense charges deducted--$56.25 versus $51.25--is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.

     As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues in deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

       -- We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

       -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                           DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy's Cash Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     We currently deduct a monthly contract charge of $35 per month in Policy Year 1, $15 per month in Policy Years 2-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $35 per month in Policy Year 1 and $15 per month in Policy Years 2 and beyond.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

          (1) Is the monthly Cost of Insurance rate per $1,000 of Net Amount at Risk;


          (2) Is the number of thousands of Life Insurance Benefit divided by 1.0032737; and


          (3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, and the monthly cost of any riders are subtracted).

     The Net Amount at Risk is (2) minus (3).


     The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including the insured's issue Age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge separately for the initial Face Amount and any increase in the Face Amount. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.




     We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 2001 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     We currently deduct a monthly per thousand Face Amount charge that ranges based on risk class, gender, policy duration and Face Amount plus any term insurance benefit. We guarantee that the per thousand charge will never exceed $1.4945 per thousand of Face Amount for VUL and $0.70975 per thousand of Face Amount for SVUL.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION


     With the Expense Allocation feature, you choose how to allocate deductions from the Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, or a combination of the two.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or DCA Plus Account.


                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

       -- Current--We currently deduct a Mortality and Expense Risk charge based on Cash Value in the Separate Account and duration. The Mortality and Expense Risk charge can be reduced based on Separate Account Cash Value and policy duration. The charge ranges from 0.55% per year in Policy Year one to 0.15% per year beginning in Policy Year 21.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Cash Value in the Separate Account.

      If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.

 CHARGES FOR FEDERAL INCOME TAXES

      We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

 FUND CHARGES

      Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Table of Fees and Expenses--Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

 SURRENDER CHARGES

      The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit option or from a partial surrender) during the first 10 Policy Years, or within ten years after you increase the Face Amount, we will deduct a Surrender Charge. The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.

                                                                              PERCENTAGE
                                                                               APPLIED
                                                                             -----------
POLICY YEAR                                                                  SVUL    VUL
-----------                                                                  ----    ---
1........................................................................     91%    94%
2........................................................................     84%    89%
3........................................................................     77%    84%
4........................................................................     71%    80%
5........................................................................     66%    75%
6........................................................................     61%    71%
7........................................................................     57%    67%
8........................................................................     53%    64%
9........................................................................     49%    60%
10.......................................................................     46%    56%
11+......................................................................      0%     0%


     For example, for VUL, a male insured age 40, preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $8,108.00 for a Face Amount of $400,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:

     (a) = 50% of $10,000 = $5,000; and

     (b) = 94% of Surrender Charge Premium = $7,621.52.

     Since (a) is less than (b), the Surrender Charge would be $5,000.

     If the policy remains in force, no Surrender Charge is assessed. See the SAI for an additional example of how the Surrender Charge is calculated.

     For example, for SVUL a male insured age 55 and a female insured age 50, both preferred class, with a planned annual premium of $15,000 and a Surrender Charge Premium of $23,770.00 for a Face Amount of $1,000,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $7,500 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:

     (a) = 50% of $15,000 = $7,500; and

     (b) = 91% of Surrender Charge Premium = $21,630.70.

     Since (a) is less than (b), the Surrender Charge would be $7,500.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

     In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement).

PARTIAL SURRENDER FEE

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.



                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest and the rate we credit on loaned amounts will never be lower than 2% less than the rate we charge for policy loans. Beginning in the Policy Year 11, the rate we currently credit on loaned amounts equals the rate we charge for loan interest and the rate we credit on loaned amounts will never be lower than 0.25% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See "Loans" for more information.)


                                  RIDER CHARGES



     Under VUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children's Insurance Rider, the Term Insurance on Other Covered Insured Rider and the Insurance Exchange Rider. Under SVUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90), the Level First-to-Die-Term Rider or the Estate Protection Rider. See "Table of Fees and Expenses" for more information.



     A one-time charge will apply if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See "Table of Fees and Expenses" for more information.


                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER(S), the INSURED(S), and the BENEFICIARY(IES). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the Face Amount

       -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

       -- choose/add/delete riders

       -- change a beneficiary

       -- choose/change underlying investment options

       -- take a loan against or take a partial surrender from the Cash
          Surrender Value of the policy

     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.

INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY

     The policy provides life insurance protection on the named insured (under
VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under
VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance; (5) a guarantee that the policy will not lapse during the first 5 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 38 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under
SVUL) dies. During the first 5 Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     The policy offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or (3) a Life Insurance Benefit that varies and is equal to the sum of your policy's Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you chose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy's Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

HOW THE POLICY IS AVAILABLE

     The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See "Premiums" for more information.)

CASH VALUE

     The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account and DCA Plus
          Account;

       -- the amount of any partial surrenders you make (including any charges you incur as a result of a surrender); and

       -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Surrenders" for details about surrendering your policy.)

          INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Management and Organization--Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account and DCA Plus Account, based on your instructions. You can choose a maximum of 21 Allocation Alternatives for net premium payments from among the 38 Investment Divisions, the Fixed Account and/or DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first Policy Year.

     The amount you have in the Fixed Account and/or DCA Plus Account equals:

               (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

          plus (2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

          plus (3) any interest credited to the Fixed Account and/or DCA Plus Account;

          less (4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

          less (5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

          less (6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT


     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 38 Investment Divisions, the Fixed Account and/or the DCA Plus Account.


     You can request a transfer under the following conditions:

       -- Maximum Transfer--The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

       During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply under a VUL policy if the Insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

       -- Minimum Transfer--The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

       Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

       -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

       -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, DCA Plus and Interest Sweep options as a transfer toward the twelve transfer limit.

       -- How to request a transfer:

          (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

          (2) use the Interactive Voice Response system at 800-598-2019;

          (3) speak to a customer service representative at 800-598-2010 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

          (4) make your request through the Virtual Service Center (VSC).


         Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.


     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See "Management and Organization--How to Reach Us for Policy Services" for more information.)

                               LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests EITHER BY TELEPHONE OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will send you a letter notifying you that a transfer limitation has been exceeded. If We receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when We take this action.


     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP

Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

          (2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

              a) impeding a Portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed form to VPSC at one of the addresses listed on the first page of this prospectus. (See the SAI for more information.)

DOLLAR COST AVERAGING PLUS ACCOUNT ("DCA PLUS ACCOUNT") (MAY BE DISCONTINUED AT ANY TIME)

     The Dollar Cost Averaging Plus program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION


     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Cash Value allocated to the Separate Account is $2,500 or more. To set up Automatic Asset Allocation, you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus. A previously established Automatic Asset Reallocation will be automatically canceled if we process a separate request to transfer funds among the Investment Divisions, Fixed Account and DCA Plus Account or a request to change the allocation of subsequent premium payments. (See the SAI for more information.)


INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is $2,500 or more. To set up Interest Sweep, you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus. (See the SAI for more information.)

EXPENSE ALLOCATION

     At any time, you can choose how to allocate certain policy expenses. (See "Charges Associated with the Policy--Deductions from Cash Value" for details.)

UPROMISE ACCOUNT RIDER (VUL POLICIES ONLY--AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED)

     The Upromise Rider is available for Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. (See the SAI for more information.)

POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds within 6 months of the following two dates:

               (1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

               (2) the effective date of a change in the Federal tax law which results in:

                    (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

                    (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. At the time We receive your request:

               (1) Both insureds must be living;

               (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

               (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     See the SAI for more information about the Policy Split Option.

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider and Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse's Paid-Up Insurance Purchase Option Rider, the Accidental Death Benefit Rider, the Children's Insurance Rider, the Guaranteed Insurability Rider, the Insurance Exchange Rider, the Monthly Deduction Waiver and the Term Insurance on Other Covered Insured Rider are available only on VUL policies and the Estate Protection Rider and Level First-to-Die Term Rider are available only on SVUL policies. With the exception of the Living Benefits Rider (LBR), riders must be elected when the policy is issued. LBR (for VUL) and Life Extension Benefit
(LEB) Rider
may be elected at any time up to the rider's maximum issue age. LBR (for SVUL) can only be elected after the first death of an insured.

       -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

       -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED DEATH BENEFITS RIDER
          IN MOST JURISDICTIONS): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

       -- LIFE EXTENSION BENEFIT RIDER: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under
          SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).

       -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES
          ONLY): Upon the Insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

       -- ACCIDENTAL DEATH BENEFIT RIDER (VUL POLICIES ONLY): This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury.

       -- CHILDREN'S INSURANCE RIDER (VUL POLICIES ONLY) This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a "covered child") who is at least 16 days old and no older than age 18 at the time of issue, and is proposed and accepted for coverage. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65.

       -- GUARANTEED INSURABILITY RIDER (VUL POLICIES ONLY): This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.


       -- INSURANCE EXCHANGE RIDER (VUL POLICIES ONLY): This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. (See "Insurance Exchange Rider (VUL Policies Only)" in the SAI for more information about the tax considerations of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of this prospectus.


       -- MONTHLY DEDUCTION WAIVER (VUL POLICIES ONLY): This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived to age 100. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65.

       -- TERM INSURANCE ON OTHER COVERED INSURED RIDER (VUL POLICIES
          ONLY): This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured).

       -- OVERLOAN PROTECTION RIDER: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy's Life Insurance Qualification Test. (See "Policy Payment Information -- Life Insurance Benefit Options.") When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges.

          In order to activate the Overloan Protection Rider you must provide us with a written request. A one-time charge will be deducted from the policy's Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

                    -- The base policy must be in effect for at least 15 years.

                    -- The insured (younger insured under SVUL) must be at least age 75.

                    -- The Life Insurance Benefit Option elected under the base policy is Option 1.

                    -- The loan value exceeds the Face Amount of the policy in effect at the time of activation.

                    -- The loan value must be equal to or less than 99% of the policy Cash Value after the deduction of the one time rider charge.

                    -- Activation of the rider cannot cause the policy to
                       violate the Guideline Premium Test (GPT) at any duration.

          We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following your written request to activate. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

                    -- The Life Insurance Benefit Option must be Option 1. If
                       Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy's Cash Value.

                    -- Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed
                       Account.

                    -- Any riders, except the Overloan Protection Rider, will
                       end.

                    -- No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

                    -- No additional loans or loan repayments will be permitted.

                    -- Loan interest will continue to accrue.

                    -- No further Monthly Deductions will be taken.


          This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the "overloan protection" provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see "Federal Income Tax Considerations -- Modified Endowment Contract Status"). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

       -- ESTATE PROTECTION RIDER (SVUL POLICIES ONLY): Where available, this rider provides additional insurance protection for the first four Policy Years when We have proof that both insureds died. There is a charge for the rider and it may only be purchased at issue. The rider may be cancelled at anytime.

       -- LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

       -- UPROMISE ACCOUNT RIDER (VUL POLICIES ONLY): Where available, and assuming you meet the conditions of the rider, we will deposit $25 into your Upromise Account. We discuss this rider under "Options Available At No Extra Cost."

     See the SAI for more information about riders and options.

                                  MATURITY DATE

     Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under SVUL), the policy's Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

          (1) to receive the Cash Surrender Value of your policy; or

          (2) to continue the policy without having to pay any more cost of insurance charges or contract fees.

     If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See "Federal Income Tax Considerations" for more information. If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.


                           24-MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

       -- your policy must be in effect on the date of the exchange;

       -- you must repay any unpaid loan (including any accrued loan interest);
          and

       -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.


     We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.


     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern
Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. Acceptance of initial and subsequent premium payments is subject to suitability standards.

     The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

     ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

                                 PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100 (under VUL) or the younger Insured is or would have been age 100 (under SVUL). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

                                UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

       -- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

       -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

       -- The minimum unplanned premium amount we allow is $50.

       -- We may limit the number and amount of any unplanned premium payments.

     Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

                        RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the insured's (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

                              TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

                                    FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.

     If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

                                PREMIUM PAYMENTS

     Premium payments must be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8(th) Floor, Chicago, IL 60654. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS ARE SUBJECT TO OUR SUITABILITY STANDARDS.

     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

     When we receive a premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See "Policy Payment Information--Life Insurance Benefit Options" for more information.)

     Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of this prospectus. Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.

     Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

                PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

                       WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

                     CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     To increase the Face Amount of your policy, you must either contact your registered representative or send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.

     You should consider the following consequences when increasing the Face Amount of your policy:

       -- additional cost of insurance charges;

       -- an additional per-thousand face amount charge;

       -- a new suicide and contestability period applicable only to the amount of the increase;

       -- a new ten-year surrender charge period applicable only to the amount of the increase;

       -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

       -- a possible new seven-year testing period for modified endowment contract status.

     Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy's Face Amount. (See "Description of The Policy--The Policy--Additional Benefits Through Riders and Options" for details.)

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the Face Amount of your policy:

       -- a change in the total policy cost of insurance charge;

       -- a surrender charge applicable to the amount of the decreased Face
          Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

       -- adverse tax consequences.

     For more information about changing the Face Amount of your policy, see the SAI.

                                 POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

               1) the Life Insurance Benefit calculated under the Life Insurance
                  Benefit option you have chosen, valued as of the date of death; plus

               2) any additional death benefits available under the riders you have chosen; less

               3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid monthly deduction charges.

     We will pay interest on these proceeds from the date the insured (under
VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

                                     PAYEES

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under
          VUL) or last surviving insured (under SVUL) dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must send a written request in a form acceptable to VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

                           WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial surrender from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

          (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

          (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

       -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.


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

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

                                  DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the VPSC at one of the addresses listed on the first page of this prospectus, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are two payment options from which to choose: an Interest Accumulation Option and an Interest Payment Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's or last surviving Insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

       -- Interest Accumulation Option (Option 1 A)
           Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make partial surrenders from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the partial surrender.

       -- Interest Payment Option (Option 1 B)
           Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

                      ELECTING OR CHANGING A PAYMENT OPTION

     While the insured (under VUL) or insureds (under SVUL) are living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

                         LIFE INSURANCE BENEFIT OPTIONS

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.


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

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the policy's Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Age, gender, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

       -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

       -- If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--IRC
Section 101(j)--Impact on Employer-Owned Policies" for more information.


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

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit option if the change would (1) cause the Face Amount of the policy to be less than the policy minimum, (2) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.



 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.


 CHANGES FROM OPTION 3 TO OPTION 1

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.


 CHANGES FROM OPTION 3 TO OPTION 2

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.



     In order to change your Life Insurance Benefit option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit

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

Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

                  LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured, as applicable, for two years from the date of reinstatement.

                                     SUICIDE

     If the death of the insured (under VUL) or last surviving insured (under
SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges We deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

                          MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates any insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

                                   ASSIGNMENT

     While an Insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                                   SURRENDERS

                               PARTIAL SURRENDERS

     You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $100 (under VUL) or $500 (under SVUL), and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written

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

request. We will not allow a partial surrender if it would reduce the policy's Face Amount below the minimum Face Amount requirement of $50,000 (under VUL) or $100,000 (under SVUL). See "Surrenders--Partial Surrenders--The Effect of a Partial Surrender" for more information on how a partial surrender can reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER


     You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. Please note that partial surrender requests for amounts greater than $25,000 or partial surrender requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial surrender must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.


     We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Payment
Information--When We Pay Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount less any applicable surrender charge.

     A partial surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

SURRENDER CHARGE DUE TO PARTIAL SURRENDER

     A partial surrender may result in a decrease in your policy's Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased Face Amount.

PERIODIC PARTIAL WITHDRAWALS

     After the first Policy Year, you may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a periodic partial withdrawal, NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following receipt of your request. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100 (VUL) or $500 (SVUL), or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions, and the 10% penalty tax provisions may be applicable. You can specify which Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. Periodic partial withdrawals (PPWs) cannot be elected when the policy's Face Amount is below the minimum Face Amount. If the policy's Cash Surrender Value falls below $2,000, the PPW arrangement will be suspended. If a PPW payment causes the policy's Face Amount to decrease, a surrender charge may apply,

THE EFFECT OF A PARTIAL SURRENDER

     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge.

       -- OPTION 1

        If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

           (1) the amount of the surrender; and

           (2) the greater of:

               (a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the Insured's age (VUL) or younger Insured's age (SVUL) at the time of the partial surrender, as shown on the Policy Data Page, or

               (b) zero.

       If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

       -- OPTION 2

           If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

       -- OPTION 3

           If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

           (1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

           (2) the greater of:

               (a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the Insured's age (VUL) or younger Insured's age (SVUL) at the time of the surrender, as shown on the Policy Data Page, or

               (b) zero.

       If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

     Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender change if you have elected the Policy Split Option (SVUL Only) or the Policy Exchange Option.

                                 FULL SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living. If you surrender during the first Policy Year, an additional surrender charge will apply.

REQUESTING A SURRENDER

     To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective as of the end of the Business Day VPSC receives your written request and the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "Policy Payment Information--When We Pay Policy Proceeds" section. A surrender may result in taxable income and a penalty tax to you. (See "Federal Income Tax Considerations" for more information.)


                                      LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:

    a = the current loan interest rate;
    b = the policy's Cash Surrender Value; and c = the sum of three month's of Monthly Deductions.

     Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account.

                      YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans including accrued loan interest. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.


                                  LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

                  INTEREST ON THE CASH VALUE HELD AS COLLATERAL


     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be 0.25% less than the rate we charge for policy loans. Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.


                            WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you surrender the policy;

     -- the date the policy lapses;

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies; or

     -- any other date we specify.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

                                 LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

                              EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

                           THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See "Federal Tax Considerations" for more information.) Loans can affect the 5-year No Lapse Guarantee.


                          TERMINATION AND REINSTATEMENT

                                   LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first five years.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured (VUL) or last surviving insured (SVUL) dies.

                               NO-LAPSE GUARANTEE

     The no-lapse guarantee ensures that the policy will remain in effect during the first five Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.


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     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

     The No-Lapse Guarantee will end on the fifth policy anniversary.

                              REINSTATEMENT OPTION

     If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

       -- you send a written request for reinstatement, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus, within five years after your policy is ended;

       -- the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

       -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

     Before we reinstate your policy, we must also receive the following:

          (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

          (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, We will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.

     If the policy lapses during the first Policy Year and is subsequently reinstated, We will assess the first-year lapse/reinstatement charge.


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                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

                        FEDERAL INCOME TAX CONSIDERATIONS

                                   OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

                  TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the

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

assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

                                CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or DCA Plus Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or DCA Plus Account.


     Under current laws, We may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


                  DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata

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

share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

                         LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies", will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies", We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

              IRC SECTION 101(J)--IMPACT OF EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the "Act") generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

          (1) the insured was an individual who was an employee within 12 months of his death;


          (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2009), directors and anyone else in the top 35 percent of employees based on compensation;


          (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

          (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements.

     You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner

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

will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

                       MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy's life in the case of an SVUL policy. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.


     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts


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





issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


            STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

     The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy's Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Surrender Value of the policy. The IRS has not issued any guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.

                    POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.




     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.




                      POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very

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

small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

                                CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

                      EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

                     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

        LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.


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

                            OVERLOAN PROTECTION RIDER

     Anyone contemplating the purchase of the Policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

                                OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

                                 QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

                                   WITHHOLDING


     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


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                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "Management and Organization--Our Rights--How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2008, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.


                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

ALASKA, COLORADO, GEORGIA, HAWAII, IDAHO, INDIANA, IOWA, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEBRASKA, NEW HAMPSHIRE, NORTH CAROLINA, OHIO, OKLAHOMA, PENNSYLVANIA, RHODE ISLAND, TENNESSEE, TEXAS, UTAH, VERMONT, VIRGINIA, WASHINGTON, WEST VIRGINIA, WYOMING.

       -- Payment of Policy Proceeds--See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

       -- Contestable Period--(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

CALIFORNIA

       -- Free Look ("Right To Examine Policy")--If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy's Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

CONNECTICUT

       -- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

       -- Upromise Rider--(VUL Only) This rider is not available.

FLORIDA

       -- Termination and Late Period--The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

       -- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

ILLINOIS

       -- All references to the 5-Year No Lapse Guarantee in Illinois policies is changed to the 5-Year Coverage Protection Benefit.

MICHIGAN

       -- Living Benefits Rider--This benefit can be exercised if the Insured has a life expectancy of six months or less.

MISSOURI

       -- Termination and Late Period--To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.

       -- Contestable Period--is 2 years from the earlier of the Issue Date or the Policy Date.

       -- The Suicide Exclusion Period--is one year from the Issue Date.

MONTANA

       -- Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) or Insureds (SVUL) should be disregarded for policies issued in this state.

NORTH DAKOTA

       -- The Suicide Exclusion Period--is one year from the Issue Date.

NEW JERSEY

       -- State Premium Tax Charge--We will not increase the charge above 2%.

       -- Federal Tax Charge--We will not increase the charge above 2%.

       -- Policy Changes--If we make changes to the Life Insurance Benefit
          Options, Face Amount Increases or Face Amount Decreases of your policy because Section 7702 of the Internal Revenue Code is amended, you have the right to refuse the change unless that refusal will make the policy null and void.

       -- Late Period--If you do not mail a payment, which is postmarked by the end of the Late Period, the policy will end.

       -- Contestable Period--is 2 years from the earlier of the Issue Date or the Policy Date.

       -- Suicide Exclusion Period--is 2 years from the earlier of the Issue
          Date or the Policy Date.

NEW YORK

       -- Free Look ("Right To Examine Policy")--You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered to the Home Office, the Service Office or the Registered Representative through whom it was purchased.

       -- Termination and Late Period--The Late Period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is less than the Monthly Deduction Charge for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 30 days before the end of the Late Period.

       -- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

       -- Change in Objective of an Investment Division--In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

       -- Transfers--Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

       -- The Spouse's Paid-Up Insurance Purchase Option Rider is renamed Rider
          Insured's Paid-Up Insurance Purchase Option (RIPPO) in New York.

OREGON

       -- State Premium Tax Charge--is referred to as a "State Tax Charge Back."

TENNESSEE

       -- Upromise Rider--(VUL Only) This rider is not available.

WASHINGTON

       -- Upromise Rider--(VUL Only) This rider is not available.

                                   APPENDIX A

  ILLUSTRATIONS FOR NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR "VUL" AND
            SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR ("SVUL")

     The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     Tables 1A and 2A are for a VUL policy issued to a male with a preferred underwriting class and issue Age 40 with a planned annual premium of $3,500, a Surrender Charge Premium of $5,067.50 and an initial face amount of $250,000 and no riders. It assumes that the Guideline Premium Test was used and that 100% of the net premium is allocated to the Separate Account.

     Tables 1B and 2B are for an SVUL policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $23,770.00, an initial face amount of $1,000,000, and no riders. It assumes that the Guideline Premium Test was used and that 100% of the net premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1A (VUL) and Table 1B (SVUL) reflect all deductions and charges under the policies and assume that the cost of insurance charges are based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels, as well as a monthly Mortality and Expense Risk charge equal to 0.55% -- 0.15% annualized (on a current basis) of the cash value allocated to the Separate Account. The Mortality and Expense Risk charge is reduced based on Separate Account cash value and policy duration.

     Table 2A (VUL) and Table 2B (SVUL) reflect all deductions and charges under the policies and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels, as well as a monthly Mortality and Expense Risk charge equal to 0.75% annualized (on a guaranteed basis) of the cash value allocated to the Separate Account.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.81% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of -0.81%, 5.14% and 9.11%, respectively.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish, upon request, a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1A

       NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

                      MALE ISSUE AGE: 40, PREFERRED
                      PLANNED ANNUAL PREMIUM: $3,500
                      SURRENDER CHARGE PREMIUM: $5,067.50
                      INITIAL FACE AMOUNT: $250,000
                      LIFE INSURANCE BENEFIT OPTION: 1
                      SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                      ASSUMING CURRENT CHARGES





                                                                                                        END OF YEAR CASH
                                             END OF YEAR DEATH             END OF YEAR CASH             SURRENDER VALUES
                                             BENEFIT ASSUMING               VALUES ASSUMING           ASSUMING HYPOTHETICAL
                                            HYPOTHETICAL RETURNS         HYPOTHETICAL RETURNS                RETURNS
                                        ---------------------------   --------------------------   --------------------------
POLICY YEAR                                0%        6%       10%       0%        6%       10%       0%        6%       10%
-----------                             -------   -------   -------   ------   -------   -------   ------   -------   -------
1....................................   250,000   250,000   250,000    2,381     2,546     2,657      631       796       907
2....................................   250,000   250,000   250,000    4,947     5,433     5,769    1,447     1,933     2,269
3....................................   250,000   250,000   250,000    7,451     8,424     9,118    3,194     4,167     4,861
4....................................   250,000   250,000   250,000    9,901    11,531    12,731    5,847     7,477     8,677
5....................................   250,000   250,000   250,000   12,298    14,759    16,631    8,497    10,959    12,831
6....................................   250,000   250,000   250,000   14,646    18,119    20,849   11,048    14,521    17,251
7....................................   250,000   250,000   250,000   16,941    21,613    25,409   13,546    18,217    22,014
8....................................   250,000   250,000   250,000   19,187    25,254    30,352   15,943    22,011    27,109
9....................................   250,000   250,000   250,000   21,380    29,050    35,700   18,340    26,009    32,660
10...................................   250,000   250,000   250,000   23,522    33,000    41,488   20,684    30,162    38,650
15...................................   250,000   250,000   250,000   34,787    57,010    80,632   34,787    57,010    80,632
20...................................   250,000   250,000   250,000   44,330    86,654   140,290   44,330    86,654   140,290
25...................................   250,000   250,000   285,282   52,731   124,949   233,837   52,731   124,949   233,837




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

                     MALE ISSUE AGE: 40, PREFERRED
                     PLANNED ANNUAL PREMIUM: $3,500
                     SURRENDER CHARGE PREMIUM: $5,067.50
                     INITIAL FACE AMOUNT: $250,000
                     LIFE INSURANCE BENEFIT OPTION: 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING CURRENT CHARGES




                                                                                                     END OF YEAR CASH
                                            END OF YEAR DEATH            END OF YEAR CASH            SURRENDER VALUES
                                             BENEFIT ASSUMING             VALUES ASSUMING          ASSUMING HYPOTHETICAL
                                           HYPOTHETICAL RETURNS        HYPOTHETICAL RETURNS               RETURNS
                                       ---------------------------  --------------------------  --------------------------
POLICY YEAR                               0%       6%       10%       0%       6%       10%       0%       6%       10%
-----------                            -------  -------  ---------  ------  -------  ---------  ------  -------  ---------
30...................................  250,000  250,000    437,217  58,084  173,322    376,911  58,084  173,322    376,911
35...................................  250,000  252,667    636,801  58,585  236,138    595,141  58,585  236,138    595,141
40...................................  250,000  333,696    975,854  51,030  317,806    929,384  51,030  317,806    929,384
45...................................  250,000  441,078  1,506,932  27,953  420,074  1,435,173  27,953  420,074  1,435,173
50...................................       --  573,959  2,303,521      --  546,628  2,193,829      --  546,628  2,193,829
55...................................       --  714,553  3,383,859      --  707,478  3,350,356      --  707,478  3,350,356
60...................................       --  920,397  5,162,754      --  920,397  5,162,754      --  920,397  5,162,754




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 1B

         NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR
                                INSURANCE POLICY

                       MALE ISSUE AGE: 55, PREFERRED
                       FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $15,000
                       SURRENDER CHARGE PREMIUM: $23,770
                       INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1
                       SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                       ASSUMING CURRENT CHARGES



                                                                                                         END OF YEAR CASH
                                                                                                         SURRENDER VALUES
                                     END OF YEAR DEATH                      END OF YEAR CASH                 ASSUMING
                                      BENEFIT ASSUMING                      VALUES ASSUMING                HYPOTHETICAL
                                    HYPOTHETICAL RETURNS                  HYPOTHETICAL RETURNS                RETURNS
                            -----------------------------------     -------------------------------     ------------------
POLICY YEAR                     0%           6%          10%           0%         6%         10%           0%         6%
-----------                 ---------    ---------    ---------     -------    -------    ---------     -------    -------
1........................   1,000,000    1,000,000    1,000,000      11,665     12,421       12,926       4,165      4,921
2........................   1,000,000    1,000,000    1,000,000      23,374     25,617       27,164       8,374     10,617
3........................   1,000,000    1,000,000    1,000,000      34,898     39,388       42,587      16,595     21,085
4........................   1,000,000    1,000,000    1,000,000      46,265     53,787       59,323      29,388     36,910
5........................   1,000,000    1,000,000    1,000,000      57,476     68,841       77,481      41,788     53,153
6........................   1,000,000    1,000,000    1,000,000      68,625     84,732       97,355      54,125     70,233
7........................   1,000,000    1,000,000    1,000,000      79,669    101,391      119,010      66,120     87,842
8........................   1,000,000    1,000,000    1,000,000      90,576    118,870      142,550      77,978    106,272
9........................   1,000,000    1,000,000    1,000,000     101,394    137,176      168,224      89,747    125,529
10.......................   1,000,000    1,000,000    1,000,000     112,072    156,421      196,141     101,138    145,487
15.......................   1,000,000    1,000,000    1,000,000     167,186    272,193      383,051     167,186    272,193
20.......................   1,000,000    1,000,000    1,000,000     216,733    417,080      668,043     216,733    417,080
25.......................   1,000,000    1,000,000    1,183,293     256,664    597,436    1,105,881     256,664    597,436
                              END OF
                            YEAR CASH
                            SURRENDER
                              VALUES
                             ASSUMING
                            HYPOTHET-
                               ICAL
                             RETURNS
                            ---------
POLICY YEAR                    10%
-----------                 ---------
1........................       5,426
2........................      12,164
3........................      24,285
4........................      42,446
5........................      61,793
6........................      82,855
7........................     105,461
8........................     129,952
9........................     156,577
10.......................     185,206
15.......................     383,051
20.......................     668,043
25.......................   1,105,881




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

         NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR
                                INSURANCE POLICY

                     MALE ISSUE AGE: 55, PREFERRED
                     FEMALE ISSUE AGE: 50, PREFERRED
                     PLANNED ANNUAL PREMIUM: $15,000
                     SURRENDER CHARGE PREMIUM: $23,770
                     INITIAL FACE AMOUNT: $1,000,000
                     LIFE INSURANCE BENEFIT OPTION: 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING CURRENT CHARGES


                                                                                                          END OF YEAR CASH
                                                                                                          SURRENDER VALUES
                                  END OF YEAR DEATH                       END OF YEAR CASH                    ASSUMING
                                  BENEFIT ASSUMING                         VALUES ASSUMING                  HYPOTHETICAL
                                HYPOTHETICAL RETURNS                    HYPOTHETICAL RETURNS                   RETURNS
                        ------------------------------------     ----------------------------------     --------------------
POLICY YEAR                 0%           6%           10%           0%          6%           10%           0%          6%
-----------             ---------    ---------    ----------     -------    ---------    ----------     -------    ---------
30...................   1,000,000    1,000,000     1,866,125     276,818      823,121     1,777,262     276,818      823,121
35...................   1,000,000    1,178,138     2,945,062     259,544    1,122,036     2,804,821     259,544    1,122,036
40...................   1,000,000    1,571,079     4,569,026     149,893    1,496,265     4,351,453     149,893    1,496,265
45...................          --    1,988,881     6,769,906          --    1,969,189     6,702,877          --    1,969,189
50...................          --    2,591,433    10,378,099          --    2,591,433    10,378,099          --    2,591,433
                          END OF
                         YEAR CASH
                         SURRENDER
                          VALUES
                         ASSUMING
                        HYPOTHETI-
                            CAL
                          RETURNS
                        ----------
POLICY YEAR                 10%
-----------             ----------
30...................    1,777,262
35...................    2,804,821
40...................    4,351,453
45...................    6,702,877
50...................   10,378,099




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2A

       NEW YORK LIFE VARIABLE UNIVERSAL LIFE INSURANCE ACCUMULATOR POLICY

                     MALE ISSUE AGE: 40, PREFERRED
                     PLANNED ANNUAL PREMIUM: $3,500
                     SURRENDER CHARGE PREMIUM: $5,067.50
                     INITIAL FACE AMOUNT: $250,000
                     LIFE INSURANCE BENEFIT OPTION: 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING GUARANTEED CHARGES



                                                                                                         END OF YEAR CASH
                                         END OF YEAR DEATH BENEFIT      END OF YEAR CASH VALUES          SURRENDER VALUES
                                           ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                                                  RETURNS                       RETURNS                      RETURNS
                                        ---------------------------    -------------------------    -------------------------
POLICY YEAR                                0%        6%       10%        0%       6%       10%        0%       6%       10%
-----------                             -------   -------   -------    ------   ------   -------    ------   ------   -------
1                                       250,000   250,000   250,000     2,073    2,228     2,332       323      478       582
2                                       250,000   250,000   250,000     4,326    4,773     5,082       826    1,273     1,582
3                                       250,000   250,000   250,000     6,511    7,395     8,027     2,254    3,139     3,770
4                                       250,000   250,000   250,000     8,625   10,095    11,179     4,571    6,041     7,125
5                                       250,000   250,000   250,000    10,664   12,869    14,550     6,863    9,068    10,749
6                                       250,000   250,000   250,000    12,621   15,715    18,152     9,023   12,117    14,555
7                                       250,000   250,000   250,000    14,500   18,640    22,010    11,105   15,244    18,615
8                                       250,000   250,000   250,000    16,300   21,643    26,143    13,057   18,400    22,899
9                                       250,000   250,000   250,000    18,045   24,754    30,598    15,004   21,714    27,557
10                                      250,000   250,000   250,000    19,731   27,974    35,401    16,893   25,136    32,563
15                                      250,000   250,000   250,000    26,834   45,422    65,348    26,834   45,422    65,348
20                                      250,000   250,000   250,000    30,564   64,443   108,078    30,564   64,443   108,078
25                                      250,000   250,000   250,000    29,303   84,409   170,891    29,303   84,409   170,891




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

                     MALE ISSUE AGE: 40, PREFERRED
                     PLANNED ANNUAL PREMIUM: $3,500
                     SURRENDER CHARGE PREMIUM: $5,067.50
                     INITIAL FACE AMOUNT: $250,000
                     LIFE INSURANCE BENEFIT OPTION: 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING GUARANTEED CHARGES




                                                                                                      END OF YEAR CASH SURRENDER
                                                                        END OF YEAR CASH VALUES                 VALUES
                                      END OF YEAR DEATH BENEFIT          ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                                    ASSUMING HYPOTHETICAL RETURNS               RETURNS                         RETURNS
                                    -----------------------------    ----------------------------    ----------------------------
POLICY YEAR                            0%        6%        10%         0%        6%        10%         0%        6%        10%
-----------                         -------   -------   ---------    ------   -------   ---------    ------   -------   ---------
30                                  250,000   250,000     309,162    19,810   103,970     266,519    19,810   103,970     266,519
35                                       --   250,000     436,726        --   121,658     408,155        --   121,658     408,155
40                                       --   250,000     648,962        --   132,314     618,059        --   132,314     618,059
45                                       --   250,000     964,836        --   121,117     918,891        --   121,117     918,891
50                                       --   250,000   1,404,676        --    28,925   1,337,786        --    28,925   1,337,786
55                                       --        --   1,968,829        --        --   1,949,335        --        --   1,949,335
60                                       --        --   2,920,939        --        --   2,920,939        --        --   2,920,939




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2B

 NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

                     MALE ISSUE AGE: 55, PREFERRED
                     FEMALE ISSUE AGE: 50, PREFERRED
                     PLANNED ANNUAL PREMIUM: $15,000
                     SURRENDER CHARGE PREMIUM: $23,770
                     INITIAL FACE AMOUNT: $1,000,000
                     LIFE INSURANCE BENEFIT OPTION 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING GUARANTEED CHARGES





                                                                        END OF YEAR CASH VALUES        END OF YEAR CASH SURRENDER
                                     END OF YEAR DEATH BENEFIT           ASSUMING HYPOTHETICAL                   VALUES
                                   ASSUMING HYPOTHETICAL RETURNS                RETURNS              ASSUMING HYPOTHETICAL RETURNS
                                 ---------------------------------    ---------------------------    -----------------------------
POLICY YEAR                          0%          6%         10%          0%        6%       10%         0%        6%         10%
-----------                      ---------   ---------   ---------    -------   -------   -------    -------   -------     -------
1                                1,000,000   1,000,000   1,000,000     11,639    12,394    12,898      4,139     4,894       5,398
2                                1,000,000   1,000,000   1,000,000     23,300    25,535    27,078      8,300    10,535      12,078
3                                1,000,000   1,000,000   1,000,000     34,733    39,201    42,385     16,430    20,898      24,082
4                                1,000,000   1,000,000   1,000,000     45,930    53,402    58,901     29,053    36,525      42,025
5                                1,000,000   1,000,000   1,000,000     56,882    68,149    76,715     41,194    52,461      61,027
6                                1,000,000   1,000,000   1,000,000     67,644    83,577    96,064     53,145    69,077      81,564
7                                1,000,000   1,000,000   1,000,000     78,178    99,589   116,997     64,629    86,040     103,448
8                                1,000,000   1,000,000   1,000,000     88,424   116,244   139,578     75,826   103,646     126,980
9                                1,000,000   1,000,000   1,000,000     98,388   133,493   164,003     86,740   121,846     152,356
10                               1,000,000   1,000,000   1,000,000    108,030   151,354   190,338     97,095   140,420     179,404
15                               1,000,000   1,000,000   1,000,000    151,047   251,664   358,683    151,047   251,664     358,683
20                               1,000,000   1,000,000   1,000,000    178,800   366,965   606,835    178,800   366,965     606,835
25                               1,000,000   1,000,000   1,056,418    175,988   494,173   987,307    175,988   494,173     987,307




--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OF BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

 NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR INSURANCE POLICY

                     MALE ISSUE AGE: 55, PREFERRED
                     FEMALE ISSUE AGE: 50, PREFERRED
                     PLANNED ANNUAL PREMIUM: $15,000
                     SURRENDER CHARGE PREMIUM: $23,770
                     INITIAL FACE AMOUNT: $1,000,000
                     LIFE INSURANCE BENEFIT OPTION 1
                     SECTION 7702 TEST: GUIDELINE PREMIUM TEST

                     ASSUMING GUARANTEED CHARGES


                                                                                                        END OF YEAR CASH
                                                                                                        SURRENDER VALUES
                                                                                                            ASSUMING
                                  END OF YEAR DEATH BENEFIT            END OF YEAR CASH VALUES            HYPOTHETICAL
                                ASSUMING HYPOTHETICAL RETURNS       ASSUMING HYPOTHETICAL RETURNS           RETURNS
                              ---------------------------------    -------------------------------    -------------------
POLICY YEAR                       0%          6%         10%          0%         6%         10%          0%         6%
-----------                   ---------   ---------   ---------    -------   ---------   ---------    -------   ---------
30                            1,000,000   1,000,000   1,651,015    105,655     627,016   1,572,395    105,655     627,016
35                                   --   1,000,000   2,563,016         --     769,210   2,440,968         --     769,210
40                                   --   1,016,854   3,890,954         --     968,433   3,705,671         --     968,433
45                                   --   1,282,847   5,664,634         --   1,270,146   5,608,549         --   1,270,146
50                                   --   1,677,622   8,622,762         --   1,677,622   8,622,762         --   1,677,622
                                END OF
                              YEAR CASH
                              SURRENDER
                                VALUES
                               ASSUMING
                              HYPOTHET-
                                 ICAL
                               RETURNS
                              ---------
POLICY YEAR                      10%
-----------                   ---------
30                            1,572,395
35                            2,440,968
40                            3,705,671
45                            5,608,549
50                            8,622,762



--------

(1) Assumes no policy loan or partial surrender has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about New York Life VUL Accumulator and New York Life SVUL Accumulator, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


General Information and History.................................................     2
Additional Information About the Operations of the Policies.....................     2
Distribution and Compensation Arrangements......................................    17
Underwriting a Policy...........................................................    19
Additional Information About Charges............................................    20
Surrender of Your Policy........................................................    25
Financial Statements............................................................    25
Performance Summary.............................................................   P-1
NYLIAC & Separate Account Financial Statements..................................   F-1



     Information about New York Life VUL Accumulator and New York Life SVUL Accumulator (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about New York Life VUL Accumulator and New York Life SVUL Accumulator are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798
                                       69

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED


                                   MAY 1, 2009


                                       FOR

                NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR

                                       AND

         NEW YORK LIFE SURVIVORSHIP VARIABLE UNIVERSAL LIFE ACCUMULATOR

                                      FROM

           NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ("NYLIAC")


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Insurance ("VUL") and New York Life Survivorship Variable Universal Life Accumulator Insurance ("SVUL") prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2009 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or by writing to: NYLIAC at the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of the VUL/SVUL prospectus. The prospectus is also posted on our corporate website, www.newyorklife.com. Terms used but not defined in the SAI have the same meaning as in the current prospectus.


                                TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
General Information and History.................................................      2
Additional Information About the Operation of the Policies......................      2
Distribution and Compensation Arrangements......................................     17
Underwriting a Policy...........................................................     19
Additional Information About Charges............................................     20
Surrender of Your Policy........................................................     25
Financial Statements............................................................     25
Performance Summary.............................................................    P-1
NYLIAC and Separate Account Financial Statements................................    F-1



VUL AND SVUL ARE OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-
I.

                         GENERAL INFORMATION AND HISTORY

     The VUL and SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the New York Life Variable Universal Life Accumulator (VUL) and the New York Life Survivorship Variable Universal Life Accumulator (SVUL).

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $82.2 billion at the end of 2008. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
            -- MainStay VP Balanced--Initial Class
            -- MainStay VP Bond--Initial Class
            -- MainStay VP Capital Appreciation--Initial Class
            -- MainStay VP Cash Management
            -- MainStay VP Common Stock--Initial Class
            -- MainStay VP Conservative Allocation--Initial Class
            -- MainStay VP Convertible--Initial Class
            -- MainStay VP Floating Rate Fund--Initial Class
            -- MainStay VP Government--Initial Class
            -- MainStay VP Growth Allocation--Initial Class
            -- MainStay VP High Yield Corporate Bond--Initial Class -- MainStay VP ICAP Select Equity--Initial Class
            -- MainStay International Equity--Initial Class
            -- MainStay VP Large Cap Growth--Initial Class
            -- MainStay Mid Cap Core--Initial Class
            -- MainStay Mid Cap Growth--Initial Class

            -- MainStay Mid Cap Value--Initial Class
            -- MainStay Moderate Allocation--Initial Class
            -- MainStay Moderate Growth Allocation--Initial Class
            -- MainStay VP S&P 500 Index--Initial Class
            -- MainStay VP Small Cap Growth--Initial Class
            -- MainStay VP Total Return--Initial Class

     AIM Variable Insurance Funds
            -- AIM V.I. International Growth Fund--Series I Shares

     AllianceBernstein(R) Variable Products Series Fund, Inc.
            -- Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A
               Shares

     Calvert Variable Series, Inc.

            -- CVS Calvert Social Balanced Portfolio*


     Dreyfus Investment Portfolios
            -- Dreyfus IP Technology Growth--Initial Shares

     DWS Variable Series II
            -- DWS Dreman Small Mid Cap Value VIP--Class A Shares

     Fidelity Variable Insurance Products Fund
            -- Fidelity(R) VIP Contrafund(R)--Initial Class
            -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series

            -- Janus Aspen Balanced Portfolio--Institutional Shares


            -- Janus Aspen Worldwide Portfolio--Institutional Shares


     MFS(R) Variable Insurance Trust
            -- MFS(R) Utilities Series--Initial Class

     Royce Capital Fund
            -- Royce Micro-Cap Portfolio--Investment Class
            -- Royce Small-Cap Portfolio--Investment Class

     T. Rowe Price Equity Series, Inc.

            -- T. Rowe Price Equity Income Portfolio--I


     The Universal Institutional Funds, Inc.

            -- Van Kampen's UIF Emerging Markets Equity Portfolio--Class I


            -- Van Kampen's UIF U.S. Real Estate Portfolio--Class I


     Van Eck Worldwide Insurance Trust
            -- Van Eck Worldwide Hard Assets

--------


* Also known as Calvert Variable Series, Inc. Social Balanced Portfolio.


     The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Series Fund and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements" below).


     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." The Funds' shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans.

This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.


     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.


ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:

       -- the insured is (under VUL) or both insureds are (under SVUL) still living;

       -- the insured is age 80 or younger (under VUL) or the older insured is age 80 or younger (under SVUL);

       -- the increase you are requesting is $5,000 or more;

       -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

       -- you submit a written application signed by the insured(s) and the policyowner(s) to either your registered representative or to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:

       -- the insured (under VUL) or last surviving insured (under SVUL) is still living;

       -- the decrease you are requesting will not reduce the policy's Face
          Amount below $50,000 (under VUL) or $100,000 (under SVUL); and

       -- you submit a written application signed by the policyowner(s) to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing)

     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS


     The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:


                                        (a/b)

     Where: a = the sum of:


               (1) the net asset value of the Fund share held in the Separate
                   Account for that Investment Division at the end of the current Valuation Day, plus


               (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and


            b = the net asset value of the Fund share held in the Separate
                Account for that Investment Division at the end of the preceding Valuation Day.


     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:

     Living Benefits Rider
     Life Extension Benefit Rider
     Level First-To-Die Term Rider (SVUL Policies Only)
     Spouse's Paid-Up Insurance Purchase Option Rider (VUL Policies Only) Guaranteed Minimum Death Benefit Rider
     Term Insurance on Other Covered Insured Rider (VUL Policies Only) Guaranteed Insurability Rider (VUL Policies Only)
     Insurance Exchange Rider (VUL Policies Only)
     Monthly Deduction Waiver Rider (VUL Policies Only)

     Accidental Death Benefit Rider (VUL Policies Only)
     Children's Insurance Rider (VUL Policies Only)

     Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.


     There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse's Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy. The Level First-to-Die Term Rider is available for purchase only with the SVUL policy. The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.


     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

     You can cancel this rider at any time by sending us a signed notice. This rider will end on the date we receive your request.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:


Elected                Eligible             Interest              Administrative                Elected percentage of
percentage      x      proceeds      x      factor        --      fee (up to $150)      --      an unpaid Policy loan



     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     LIFE EXTENSION BENEFIT RIDER (LEB)

     Under this rider, on the policy anniversary on which the insured (under
VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders in effect on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured or younger insured is or would have been age 100, the Life Insurance

Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY)

     This rider provides a level term insurance death benefit that we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES ONLY)

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

     The maximum Face Amount of the new paid-up whole life policy is the lesser of:

          (1) the amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

          (2) $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 30 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the lesser of the eligible proceeds or $2.5 million minus the premium payment that would have been required for that insurance.

     A third-party policyowner (including a trust) can also exercise the option and purchase a paid-up whole life policy on the life of the spouse as long as the third-party policyowner is also the beneficiary of the original policy and has written consent from the surviving spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER (GMDB)

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 100 (under VUL) or the younger insured's age 100 (under SVUL). This rider is available as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.


     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly "Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.


     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

          (a) If you take a loan during the first two Policy Years, this rider will end.

          (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

     TERM INSURANCE ON OTHER COVERED INSURED ("OCI") RIDER (VUL POLICIES ONLY)

     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL/SUVL prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

     We refer to any person who is covered under this rider as an "Other Covered Insured." This rider is not available on the Primary Insured.

     GUARANTEED INSURABILITY RIDER (VUL POLICIES ONLY)

     Scheduled option dates are the policy anniversaries on which the Primary insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

       -- the marriage of the Primary insured;

       -- the birth of a living child to the Primary insured; or

       -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy's Face Amount based on the Primary Insured's age when the policy was Issued, The multiples are set forth below:

AGE AT ISSUE                                               MULTIPLE
------------                                         -------------------
18-21..............................................  5 times Face Amount
22-37..............................................  2 times Face Amount
38-43..............................................  1 times Face Amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

     INSURANCE EXCHANGE RIDER (VUL POLICIES ONLY)


     When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured's age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you In writing).



     The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange,


     Before we can issue the new policy, you must provide us with evidence of insurability on the new Insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

          (1) If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

          (2) If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.

     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

     MONTHLY DEDUCTION WAIVER RIDER (VUL POLICIES ONLY)

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

       -- if the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

       -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

       -- the monthly cost of insurance for the base policy;


       -- the monthly cost of riders, if any;


       -- the monthly contract charge;


       -- the monthly per thousand charge, if any; and


       -- the monthly Mortality and Expense Risk charge.

     ACCIDENTAL DEATH BENEFIT RIDER (VUL POLICIES ONLY)

     We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70.

     CHILDREN'S INSURANCE RIDER (VUL POLICIES ONLY)

     A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up Insurance. Although paid-up Insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

     The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

       -- The policy anniversary on which the covered child is age 25; or

       -- The policy anniversary on which the Primary Insured, is, or would have been, age 65.

     Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

     OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

          (1) the dollar amount you want to have transferred (minimum transfer:
     $100);

          (2) the Investment Division you want to transfer money from;

          (3) the Investment Divisions and/or Fixed Account you want to transfer money to;

          (4) the date on which you would like the transfers to be made, within limits; and

          (5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify if not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Coat Averaging is not available when the DCA Plus Program is in place.

       -- DOLLAR COST AVERAGING PLUS PROGRAM (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. If you participate in the DCA Plus Account program you cannot use traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep until the account is closed 12 months following the expiration of the policy's "Right to Examine" period.

     IF YOU ELECT TO PARTICIPATE IN THIS PROGRAM, YOUR ENTIRE INITIAL NET PREMIUM MUST BE ALLOCATED TO THE DCA PLUS ACCOUNT. SUBSEQUENT PREMIUMS RECEIVED WITHIN 12 MONTHS FOLLOWING THE EXPIRATION OF THE POLICY'S "RIGHT TO EXAMINE" PERIOD WILL ALSO BE ALLOCATED TO THE DCA PLUS ACCOUNT UNLESS YOU DIRECT US OTHERWISE.

     The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

     Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on each Monthly Deduction Day for a period of twelve months immediately following the policy's

"Right to Examine Period". The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

-------------------------------------------------------------
                               AMOUNT TRANSFERRED FROM THE
                                     DCA PLUS ACCOUNT
  MONTHLY DEDUCTION DAY          (AS A PERCENTAGE OF THE
(FOLLOWING THE "RIGHT TO     DCA PLUS ACCOUNT VALUE AS OF THE
    EXAMINE" PERIOD)        APPLICABLE MONTHLY DEDUCTION DAY)
-------------------------------------------------------------
             1                              8.33%
-------------------------------------------------------------
             2                              9.09%
-------------------------------------------------------------
             3                             10.00%
-------------------------------------------------------------
             4                             11.11%
-------------------------------------------------------------
             5                             12.50%
-------------------------------------------------------------
             6                             14.29%
-------------------------------------------------------------
             7                             16.67%
-------------------------------------------------------------
             8                             20.00%
-------------------------------------------------------------
             9                             25.00%
-------------------------------------------------------------
            10                             33.33%
-------------------------------------------------------------
            11                             50.00%
-------------------------------------------------------------
            12                            100.00%
-------------------------------------------------------------



     The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months following the expiration of the policy's "Right to Examine" period. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2009 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2009, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2009 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.


     You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the DCA Plus Account at any time without penalty.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA PLUS ACCOUNT.

     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

     You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

       -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment. Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     We will make all Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th, or 31st. A previously established Automatic Asset Reallocation will be automatically canceled if we process a separate request to transfer funds among the Investment Divisions, Fixed Account, and DCA Plus Account or a request to change the allocation of subsequent premium payments. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus. NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.


     The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.

     You can cancel the Automatic Asset Reallocation feature at any time. To cancel the Automatic Asset Reallocation feature, you must send a written cancellation request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus. by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features. Automatic Asset Reallocation is not available when the DCA Plus program is in place.

       -- INTEREST SWEEP

     You can choose to make interest sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request, in a form acceptable to us, at VPSC at one of the addresses listed on the first page of the VUL/SVUL (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. To cancel the interest sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL/SVUL prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place.

       -- POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the federal tax law that results in:

          (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or

          (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     In addition, a split can be made for any other reason we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

     We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured's age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

     The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

     Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

       -- UPROMISE (VUL POLICIES ONLY)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your VARIABLE LIFE POLICY for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the onetime amount of $25 is deposited into your Upromise Account. There is no additional cost for this rider.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

                                    EXAMPLES
             (EFFECT OF IRC SECTION 7702 ON LIFE INSURANCE BENEFIT)
                                       VUL

                         LIFE INSURANCE BENEFIT OPTION 1

EXAMPLE 1:
 Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test


                                POLICY A     POLICY B
(1) Face Amount............    $1,000,000   $1,000,000
(2) Cash Value.............    $  400,000   $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death..................          215%         215%
(4) Cash Value multiplied
    by 7702 Percentage.....    $  860,000   $1,075,000
(5) Death Benefit = Greater
    of (1) and (4).........    $1,000,000   $1,075,000



                         LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
 Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test


                                 POLICY A     POLICY B
(1) Face Amount.............    $1,000,000   $1,000,000
(2) Cash Value..............    $  400,000   $  900,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................          215%         215%
(4) Cash Value multiplied by
    7702 Percentage.........    $  860,000   $1,935,000
(5) Death Benefit Greater of
    (1) + (2) and (4).......    $1,400,000   $1,935,000




                         LIFE INSURANCE BENEFIT OPTION 1

 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Cash Value..............   $  200,000   $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................         346%         346%
(4) Cash Value multiplied by
    7702 Percentage.........   $  692,000   $1,730,000
(5) Death Benefit = Greater
    of (1) and (4)..........   $1,000,000   $1,730,000



                         LIFE INSURANCE BENEFIT OPTION 2

 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Cash Value..............   $  300,000   $  600,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................         346%         346%
(4) Cash Value multiplied by
    7702 Percentage.........   $1,038,000   $2,076,000
(5) Death Benefit = Greater
    of ((1)+(2)) and (4)....   $1,300,000   $2,076,000

                         LIFE INSURANCE BENEFIT OPTION 3

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Guideline. Premium Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Adjusted Total Premium..      250,000   $  250,000
(3) Cash Value..............      500,000   $  750,000
(4) IRC Section 7702
    Percentage on Date of
    Death...................         215%         215%
(5) Cash Value multiplied by
    7702 Percentage.........   $1,075,000   $1,612,500
(6) Death Benefit = Greater
    of (1) + (2) and (5)....   $1,250,000   $1,612,500




 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Adjusted Total Premium..      250,000   $  250,000
(3) Cash Value..............      300,000   $  500,000
(4) IRC Section 7702
    Percentage on Date of
    Death...................         346%         346%
(5) Cash Value multiplied by
    7702 Percentage.........   $1,038,000   $1,730,000
(6) Death Benefit = Greater
    of (1) + (2) and (5)....   $1,250,000   $1,730,000



                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)
                                      SVUL
                         LIFE INSURANCE BENEFIT OPTION 1
 EXAMPLE 1 (GUIDELINE PREMIUM TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Cash Value................    100,000     550,000
(3) IRC Sec. 7702 Perc. On
    Date of Death.............       185%        185%
(4) Basic Death Benefit.......  1,000,000   1,000,000
(5) Cash Value multiplied by
    7702 percentage...........    185,000   1,017,500
(6) Death Benefit [Greater of
    (4) and (5)]..............  1,000,000   1,017,500




 EXAMPLE 2 (CASH VALUE ACCUMULATION TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Cash Value................    100,000     275,000
(3) IRC Sec. 7702 Perc. On
    Date of Death.............       389%        389%
(4) Basic Death Benefit.......  1,000,000   1,000,000
(5) Cash Value multiplied by
    7702 percentage...........    389,000   1,069,750
(6) Death Benefit [Greater of
    (4) and (5)]..............  1,000,000   1,069,750


                         LIFE INSURANCE BENEFIT OPTION 2
 EXAMPLE 1 (GUIDELINE PREMIUM TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount + Cash Value

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Cash Value................    100,000     500,000
(3) IRC Sec. 7702 Perc. On
    Date of Death.............       185%        185%
(4) Basic Death Benefit.......  1,100,000   1,500,000
(5) Cash Value multiplied by
    7702 percentage...........    185,000     925,000
(6) Death Benefit [Greater of
    (4) and (5)]..............  1,100,000   1,500,000




 EXAMPLE 2 (CASH VALUE ACCUMULATION TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount + Cash Value

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Cash Value................    100,000     350,000
(3) IRC Sec. 7702 Perc. On
    Date of Death.............       389%        389%
(4) Basic Death Benefit.......  1,100,000   1,350,000
(5) Cash Value multiplied by
    7702 percentage               389,000   1,361,500
(6) Death Benefit [Greater of
    (4) and (5)]..............  1,100,000   1,361,500

                         LIFE INSURANCE BENEFIT OPTION 3
 EXAMPLE 1 (GUIDELINE PREMIUM TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount + Adjusted Total Premium

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Adjusted Total Premium....    200,000     200,000
(3) Cash Value................    100,000     650,000
(4) IRC Sec. 7702 Perc. On
    Date of Death.............       185%        185%
(5) Basic Death Benefit.......  1,200,000   1,200,000
(6) Cash Value multiplied by
    7702 percentage...........    185,000   1,202,500
(7) Death Benefit [Greater of
    (4) and (5)]..............  1,200,000   1,202,500




 EXAMPLE 2 (CASH VALUE ACCUMULATION TEST)
  Male, Preferred, Age 55/Female, Preferred, Age 50 at Death
  Life Insurance Benefit = Face Amount + Adjusted Total Premium

                                 POLICY A    POLICY B
(1) Face Amount...............  1,000,000   1,000,000
(2) Adjusted Total Premium....    200,000     200,000
(3) Cash Value................    100,000     325,000
(4) IRC Sec. 7702 Perc. On
    Date of Death.............       389%        389%
(5) Basic Death Benefit.......  1,200,000   1,200,000
(6) Cash Value multiplied by
    7702 percentage               389,000   1,264,250
(7) Death Benefit [Greater of
    (4) and (5)]..............  1,200,000   1,264,250


ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

                                     EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2


Cash Value..........................   $  200,000
Face Amount before option change....   $2,000,000
Face Amount after option change
  ($2,000,000 - $200,000)...........   $1,800,000
Life Insurance Benefit immediately
  before and after Option change....   $2,000,000




--------------------------------------------------------------------------------

 CHANGE FROM OPTION 3 TO OPTION 1


Adjusted Total Premium..............  $  100,000
Cash Value..........................  $  150,000
Face Amount before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 + $100,000)...........  $2,100,000
Life Insurance Benefit immediately
  before and after Option change....  $2,100,000


 CHANGE FROM OPTION 2 TO OPTION 1


Cash Value..........................  $  150,000
Face Amount Before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 + $150,000)...........  $2,150,000
Life Insurance Benefit immediately
  before and after Option change....  $2,150,000




--------------------------------------------------------------------------------

 CHANGE FROM OPTION 3 TO OPTION 2


Adjusted Total Premium..............  $  100,000
Cash Value..........................  $  200,000
Face Amount before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 - $100,000)...........  $1,900,000
Life Insurance Benefit immediately
  before and after Option change....  $2,100,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.


     For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 4.6% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Year 3-10, 3.5% in Policy Years 11-15 and 3.0% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond.



     For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year.(2) Broker-dealers receive commission not to exceed 50% of the premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Years 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.



     The "Target Premium" is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.



     The total commissions paid during the fiscal year ended December 31, 2008 were $3,024,742. NYLIFE Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New

----------
(1) Assumes a discount rate of 6%. Additional assumptions for VUL product are Male Issue Age 40, issued preferred, with a planned annual premium of $10,000 and an initial face amount of $250,000.

(2) Assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with a planned annual premium of $15,000 and an initial face amount of $1,000,000.

York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                              UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured's age; (b) the insured's health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.

                                   VUL EXAMPLE


     This example assumes a male insured, issue age 40, preferred rating, a Target Premium of $2,990, a scheduled annual premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.14% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.






PREMIUM                             $3,500.00
  Less sales expense charge(1)         150.95
  Less state premium tax charge
     (2%)                               70.00
  Less Federal tax charge
       (1.25%) (if applicable)          43.75
--------------------------------    ---------

NET PREMIUM                         $3,235.30
  Plus net investment
       performance (earned from
       the Investment Divisions
       and/or the Fixed Account)       143.28

  Less total annual monthly
       contract charge(2)              420.00
  Less total annual monthly cost
       of insurance charge
       (varies monthly)                 55.38
  Less total annual monthly cost
       of riders(3)                      0.00
  Less total annual Mortality
       and Expense Risk
       charge(4)                        16.07

  Less total annual per Thousand
       Face Amount charge              340.86
--------------------------------    ---------







CASH VALUE                          $2,546.27
Less Surrender Charge(5)             1,750.00
  (if applicable)





CASH SURRENDER VALUE
  (as of the end of first Policy
  Year)                             $796.27




 You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

 We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

 Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

 We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

 The amount of loans, withdrawals and surrenders you can make is based on your policy's Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy's monthly charges.

--------

(1) For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(2) We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.

(3) This example assumes you have not chosen any riders.

(4) For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(5) If you surrender your Policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

                                  SVUL EXAMPLE


     This example assumes a male issue age 55 and female issue age 50, both preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual Investment return, which results in a 5.14% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.






PREMIUM                            $15,000.00
  Less sales expense charge(1)         645.27
  Less state premium tax charge        300.00
     (2%)
  Less Federal tax charge              187.50
     (1.25%)
       (if applicable)
-------------------------------    ----------

NET PREMIUM                        $13,867.23
  Plus net investment                  654.69
       performance for one year
       (earned from the
       Investment Divisions
       and/or the Fixed
       Account) (varies daily)
  Less total annual monthly            420.00
       contract charge for one
       year(2)
  Less total annual monthly             15.23
       cost of insurance charge
       (varies monthly and with
       age)
  Less total annual monthly              0.00
       cost of riders (3)
  Less total annual Mortality           72.65
       and Expense risk
       charge(4)
  Less total annual per              1,593.36
       Thousand Face Amount
       Charge (not including
       riders)
-------------------------------    ----------






CASH VALUE                         $12,420.68
Less surrender charge(5)             7,500.00
       (if applicable)
-------------------------------    ----------






CASH SURRENDER VALUE               $4,920.68
  (at the end of the first Policy
  Year)




You choose the amount of premium you intend to pay and the frequency that you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value is used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy's Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy's monthly charges.

--------

(1) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(2) We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.

(3) This example assumes you have not chosen any riders.

(4) For details about how we calculate the Mortality and Expense Rate charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about specific charges that can be associated with your policy.

DEDUCTIONS FROM PREMIUMS

       -- SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific Age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured's attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

       -- STATE PREMIUM TAX CHARGE


     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.


       -- FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

       -- OTHER TAX CHARGES

     Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

TRANSACTION CHARGES

  SURRENDER CHARGES

     - Charges in Policy Years 1-10--The Surrender Charge we deduct is the lesser of 1 or 2, where:

       1 = 50% of the total premiums you have paid under the policy; or

       2 = a percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or decrease the Face Amount of your policy is described below.

                                                             PERCENTAGE
                                                               APPLIED
                                                             ----------
POLICY YEAR                                                  SVUL   VUL
-----------                                                  ----   ---
1..........................................................   91%    94%
2..........................................................   84%    89%
3..........................................................   77%    84%
4..........................................................   71%    80%
5..........................................................   66%    75%
6..........................................................   61%    71%
7..........................................................   57%    67%
8..........................................................   53%    64%
9..........................................................   49%    60%
10.........................................................   46%    56%
11+........................................................    0%     0%


Example: For VUL, assume that a policyowner (a) has a policy with a Surrender
         Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 84% of the Surrender Charge Premium ($10,900) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

         For SVUL, assume that a policyowner (a) has a policy with a Surrender Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 77% of the Surrender Charge Premium ($9,992) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

       -- Additional Contract Charge on a Surrender or Lapse in the First Policy
          Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals (a-b) x c where:

       a = the monthly contract charge for the first Policy Year;

       b = the monthly contract charge for subsequent Policy Years (currently, $20); and

       c = the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of lapse/surrender of the policy and what would have been the first Policy Anniversary (or the date of reinstatement).

     This charge will not exceed $220.

       -- Surrender Charge Schedule After Face Amount Increases--If you increase your policy's Face Amount (other than an increase resulting from a change in your Life Insurance Benefit option), we will apply a new surrender charge schedule to the amount of the increase in the Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

          (1) based on the surrender charge associated with the last increase in Face Amount;

          (2) based on each prior increase, in the reverse order that the increases occurred; and

          (3) based on the initial Face Amount.

       -- Surrender Charges on Face Amount Decreases -- If you decrease the Face
          Amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

                                     EXAMPLE

Face Amount Prior to Decrease.........................................  $500,000
AMOUNT OF DECREASE....................................................  $100,000
Face Amount after Decrease............................................  $400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)..........  $  1,280
Less Surrender Charge on Face
  Amount after Decrease ($400,000)....................................  $  1,030
Surrender Charge Deducted.............................................  $    250


       -- Partial Surrender Fee--If you make a partial surrender we may deduct a processing fee not to exceed $25.

       -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

       -- Insufficient Funds Fee--If your premium payment is returned by the bank for insufficient funds, you will be charged a $20 fee for each returned payment.

DEDUCTIONS FROM CASH VALUE

       -- MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $35 per month from policies in their first Policy Year and will not exceed $15 per month from policies in later Policy Years.

       -- CHARGE FOR COST OF INSURANCE PROTECTION


     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured(s) at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)'s age and circumstances at the time of the increase.

       -- MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account as of that day. This charge varies based on the cash value in the separate account and the policy duration. This charge will never be more than, on an annual basis, 0.75% of the cash value in the separate account. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

       -- MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     On each Monthly Deduction Day, we deduct a per thousand Face Amount charge which varies by issue age, gender, risk, class, Face Amount, and policy duration.

       -- RIDER CHARGES--Each month, we deduct any applicable charges for any optional riders you have chosen.

     LOANS

     You can borrow up to:

     I.  ( (100%-a) x b) - c, where:

         a = the current loan interest rate;

         b = the policy's Cash Surrender Value; and

         c = the sum of three months of Monthly Deductions.

     Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 4%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

       -- Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy's Cash Surrender Value.

       -- Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2008 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

PERFORMANCE SUMMARY FOR PORTFOLIOS AVAILABLE IN
NYLIAC VARIABLE UNIVERSAL LIFE INSURANCE PRODUCTS(1):
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008



                                                     PORTFOLIO   YEAR
                                                     INCEPTION    TO         1         3        5        10       SINCE
INVESTMENT DIVISIONS                                  DATE(2)    DATE      YEAR      YEARS    YEARS    YEARS    INCEPTION
MainStay VP Series Funds:
  Balanced--Initial Class                            5/2/2005   -24.85%   -24.85%    -5.08%     N/A      N/A      -2.68%
  Bond--Initial Class                                1/23/1984    3.72%     3.72%     4.92%    4.20%    5.21%      8.07%
  Capital Appreciation--Initial Class                1/29/1993  -38.87%   -38.87%   -10.47%   -4.12%   -4.79%      4.25%
  Cash Management--Current 7-day yield as of
     December 31, 2008 is 0.28%(3)                   1/29/1993    2.18%     2.18%     3.86%    3.07%    3.20%      3.72%
  Common Stock--Initial Class                        1/23/1984  -36.39%   -36.39%    -7.99%   -1.43%   -0.75%      8.28%
  Conservative Allocation--Initial Class             2/13/2006  -18.41%   -18.41%      N/A      N/A      N/A      -1.80%
  Convertible--Initial Class                         10/1/1996  -34.42%   -34.42%    -5.95%   -1.21%    3.40%      4.67%
  Floating Rate--Initial Class                       5/2/2005   -22.77%   -22.77%    -5.65%     N/A      N/A      -4.10%
  Government--Initial Class                          1/29/1993    9.80%     9.80%     6.82%    5.22%    5.43%      5.94%
  Growth Allocation--Initial Class                   2/13/2006  -37.58%   -37.58%      N/A      N/A      N/A      -8.46%
  High Yield Corporate Bond--Initial Class           5/1/1995   -24.11%   -24.11%    -4.54%    0.19%    4.58%      6.42%
  ICAP Select Equity--Initial Class                  5/1/1998   -37.59%   -37.59%    -7.34%   -1.35%    0.02%      0.28%
  International Equity--Initial Class                5/1/1995   -25.67%   -25.67%     0.80%    5.35%    3.82%      6.03%
  Large Cap Growth--Initial Class                    5/1/1998   -38.80%   -38.80%    -7.30%   -4.08%   -0.75%      0.84%
  Mid Cap Core--Initial Class                        7/2/2001   -42.24%   -42.24%   -11.32%   -0.24%     N/A       1.24%
  Mid Cap Growth--Initial Class                      7/2/2001   -44.66%   -44.66%   -11.21%    0.10%     N/A      -0.66%
  Mid Cap Value--Initial Class                       7/2/2001   -32.46%   -32.46%    -8.68%   -1.10%     N/A       0.42%
  Moderate Allocation--Initial Class                 2/13/2006  -25.18%   -25.18%      N/A      N/A      N/A      -3.80%
  Moderate Growth Allocation--Initial Class          2/13/2006  -32.49%   -32.49%      N/A      N/A      N/A      -6.39%
  S&P 500 Index--Initial Class(4)                    1/29/1993  -37.01%   -37.01%    -8.53%   -2.40%   -1.62%      6.33%
  Small Cap Growth--Initial Class                    7/2/2001   -39.93%   -39.93%   -14.81%   -6.78%     N/A      -4.62%
  Total Return--Initial Class                        1/29/1993  -26.92%   -26.92%    -4.89%   -0.51%   -0.28%      5.41%
AIM V.I. International Growth Fund--Series I
  Shares--Class A Shares                             5/5/1993   -40.38%   -40.38%    -4.28%    5.10%    1.99%      5.96%
Alliance Bernstein VPS Small/Mid Cap Value
  Portfolio                                          5/2/2001   -35.58%   -35.58%    -9.16%   -0.89%     N/A       4.65%
CVS Calvert Social Balanced Portfolio(5)             9/2/1986   -31.32%   -31.32%    -8.44%   -2.57%   -0.71%      6.58%
Dreyfus IP Technology Growth--Initial Shares         8/31/1999  -41.18%   -41.18%   -11.05%   -6.00%     N/A      -6.96%
DWS Dreman Small Mid Cap Value VIP--Class A Shares   5/1/1996   -33.42%   -33.42%    -4.97%    3.58%    6.57%      5.95%
Fidelity(R) VIP Contrafund(R)--Initial Class         1/3/1995   -42.51%   -42.51%    -8.93%    0.39%    1.92%      8.92%
Fidelity(R) VIP Equity-Income--Initial Class         10/9/1986  -42.65%   -42.65%   -11.22%   -3.74%   -0.20%      7.63%
Janus Aspen  Balanced Portfolio--Institutional
  Shares                                             9/13/1993  -15.84%   -15.84%     0.99%    3.83%    4.28%      9.32%
Janus Aspen  Worldwide Portfolio--Institutional
  Shares                                             9/13/1993  -44.66%   -44.66%   -10.49%   -4.47%   -2.33%      6.10%
MFS(R) Utilities Series--Initial Class               1/3/1995   -37.67%   -37.67%     1.52%    9.74%    5.90%     11.13%
Royce Micro-Cap Portfolio--Investment Class         12/27/1996  -43.27%   -43.27%   -10.61%   -1.92%    8.80%      9.39%
Royce Small-Cap Portfolio--Investment Class         12/27/1996  -27.18%   -27.18%    -6.26%    2.24%    9.02%      9.74%
T. Rowe Price Equity Income Portfolio                3/31/1994  -36.11%   -36.11%    -7.76%   -1.27%    1.98%      7.62%
Van Eck Worldwide Hard Assets Fund                   8/31/1989  -46.12%   -46.12%    -0.84%   12.89%   12.05%      7.13%
Van Kampen's UIF Emerging Markets Equity
  Portfolio--Class I                                 10/1/1996  -56.62%   -56.62%    -5.81%    6.60%    7.64%      3.66%
Van Kampen's UIF U.S. Real Estate Fund
  Portfolio--Class I                                 3/3/1997   -37.89%   -37.89%   -10.75%    2.57%    8.04%      7.21%
-------------------------------------------------------------------------------------------------------------------------




This report shows the actual investment performance of the Investment Divisions available with NYLIAC's retail variable universal life insurance products. These performance figures reflect investment management fees and direct operating expenses of the Investment Divisions. They do not reflect administrative costs, cost of insurance, and other policy charges (see the product prospectus for details). If these charges were applied, the returns would be lower. CONSEQUENTLY, THE RETURNS SHOWN ARE GREATER THAN ACTUAL RETURNS THAT WOULD HAVE BEEN RECEIVED UNDER THE POLICY DURING THE PERIODS SHOWN. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT HTTP://WWW.NEWYORKLIFE.COM.

Policy fees and expenses vary by product. We recommend that you obtain a personalized illustration from your registered representative which takes into account the amount of insurance purchased, complete fees and charges under your specific policy, gender, age and underwriting classification. Performance data shown represents past performance and is not a guarantee of future results. Due to market volatility, current performance may be more or less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the premium payments. For current month-end performance information, please visit www.newyorklife.com.

These rates of return are not an estimate or guarantee of future performance. Your policy and the actual investment return of the subaccounts will fluctuate in response to market conditions and the specific Investment Divisions you choose. The advisors to some of the Investment Divisions have assumed or reduced some of those Investment Division's fees and expenses. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

Policyowners may invest in one or more of the Investment Divisions. Each Investment Division has its own investment objective, which will affect its return and its risk classification. The Investment Divisions offered through a retail NYLIAC variable universal life or survivorship variable universal life insurance policy are different from mutual funds that may have similar names but are available directly to the public. Investment results will vary. Availability of Investment Divisions will differ for the various products. Please refer to your product prospectus for Investment Division availability.

FOR MORE INFORMATION, YOU SHOULD REFER TO YOUR PRODUCT AND FUND PROSPECTUSES OR VISIT WWW.NEWYORKLIFE.COM. POLICYOWNERS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. BOTH THE PRODUCT PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE PRODUCT AND UNDERLYING INVESTMENT OPTIONS. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING.

(1) Variable Universal Life (VUL), Variable Universal Life 2000 (VUL 2000), Variable Universal Life Provider (VUL Provider), Single Premium Variable Universal Life (SPVUL), Survivorship Variable Universal Life (SVUL), Variable Universal Life Accumulator (VUL Accumulator) and Survivorship Variable Universal Life Accumulator (SVUL Accumulator).

(2) The Portfolio Inception Date is the date the underlying Portfolio was established, not the date the Portfolio was added as an Investment Division to the NYLIAC Variable Universal Life Separate Account-I.

(3) AN INVESTMENT IN THE MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY. THE CURRENT YIELD MORE CLOSELY REFLECTS THE INVESTMENT DIVISION EARNINGS THAN THE TOTAL RETURN FIGURES SHOWN.




(4) MainStay VP S&P 500 Index Portfolio--Initial Class. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring Large Cap U.S. stock market performance. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by the MainStay VP S&P 500 Index Portfolio. The MainStay VP S&P 500 Index is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP S&P 500 Index Portfolio. Investors cannot directly purchase an index.



(5) Also known as Calvert Variable Series, Inc. Social Balanced Portfolio.


Issued by: New York Life Insurance and Annuity Corporation (A Delaware
                                  Corporation)
                      51 Madison Avenue, New York, NY 10010
                    Distributed by: NYLIFE Distributors, LLC
                                Member FINRA/SIPC

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS




GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008






                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         CAPITAL
                                           BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $7,230,249        $32,293,722      $134,939,843
  Dividends due and accrued...........             --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          1,332            (46,316)          (92,343)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          1,827             12,188            64,018
     Administrative charges...........            213              1,218             8,168
                                           ----------        -----------      ------------
       Total net assets...............     $7,229,541        $32,234,000      $134,775,314
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $2,396,940        $13,445,716      $ 94,366,997
     Group 2 Policies.................      1,231,649         10,727,571        34,845,772
     Group 3 Policies.................             --          1,300,277           398,594
     Group 4 Policies.................      3,600,952          6,760,436         5,163,951
                                           ----------        -----------      ------------
       Total net assets...............     $7,229,541        $32,234,000      $134,775,314
                                           ==========        ===========      ============
     Group 1 variable accumulation
       unit value.....................     $     8.82        $     21.67      $      14.83
                                           ==========        ===========      ============
     Group 2 variable accumulation
       unit value.....................     $     8.89        $     16.15      $       5.65
                                           ==========        ===========      ============
     Group 3 variable accumulation
       unit value.....................     $       --        $     14.11      $       7.33
                                           ==========        ===========      ============
     Group 4 variable accumulation
       unit value.....................     $     9.05        $     13.76      $       8.22
                                           ==========        ===========      ============


Identified Cost of Investment.........     $9,576,105        $31,954,845      $173,083,204
                                           ==========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I













                          MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
        MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH
           CASH             STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--
        MANAGEMENT       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


        $80,918,497      $ 69,303,692       $3,954,985        $27,253,632        $5,795,183        $24,679,538       $15,801,245
             31,996                --               --                 --            28,756                 --                --

            553,613            15,137           29,193                271                76            (46,360)         (102,300)



             17,816            30,996            1,309              9,555             1,345              8,923             4,072
              1,688             3,578              146                674               131                927               458
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $81,484,602      $ 69,284,255       $3,982,723        $27,243,674        $5,822,539        $24,623,328       $15,694,415
        ===========      ============       ==========        ===========        ==========        ===========       ===========



        $19,577,674      $ 41,295,262       $1,643,023        $ 7,723,603        $1,457,883        $10,111,848       $ 5,331,599
         18,204,297        22,027,740          816,622         12,604,351         1,238,418          7,349,127         3,085,439
         23,952,472           706,052               --            433,093           877,497            557,011                --
         19,750,159         5,255,201        1,523,078          6,482,627         2,248,741          6,605,342         7,277,377
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $81,484,602      $ 69,284,255       $3,982,723        $27,243,674        $5,822,539        $24,623,328       $15,694,415
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.58      $      22.02       $     9.30        $     15.97        $     8.35        $     21.39       $      7.59
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.26      $       8.36       $     9.25        $     11.31        $     8.41        $     16.59       $      7.52
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.20      $       8.60       $       --        $     10.88        $     8.19        $     14.29       $        --
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.18      $       9.83       $     9.39        $     10.98        $     8.57        $     14.02       $      7.63
        ===========      ============       ==========        ===========        ==========        ===========       ===========


        $80,916,314      $111,797,348       $4,581,180        $38,532,014        $7,867,286        $23,163,590       $24,167,130
        ===========      ============       ==========        ===========        ==========        ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT      INTERNATIONAL
                                             BOND--           EQUITY--          EQUITY--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $ 76,127,609      $ 67,759,852       $47,489,488
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          28,286            66,271             8,084

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          27,391            25,649            15,853
     Administrative charges...........           3,148             2,808             1,727
                                          ------------      ------------       -----------
       Total net assets...............    $ 76,125,356      $ 67,797,666       $47,479,992
                                          ============      ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 35,073,571      $ 32,766,210       $19,245,877
     Group 2 Policies.................      18,919,661        20,597,859        12,336,004
     Group 3 Policies.................       2,879,879         1,037,573                --
     Group 4 Policies.................      19,252,245        13,396,024        15,898,111
                                          ------------      ------------       -----------
       Total net assets...............    $ 76,125,356      $ 67,797,666       $47,479,992
                                          ============      ============       ===========
     Group 1 variable accumulation
       unit value.....................    $      21.29      $       8.62       $     20.24
                                          ============      ============       ===========
     Group 2 variable accumulation
       unit value.....................    $      13.73      $       9.28       $     12.56
                                          ============      ============       ===========
     Group 3 variable accumulation
       unit value.....................    $      14.13      $       9.87       $        --
                                          ============      ============       ===========
     Group 4 variable accumulation
       unit value.....................    $      13.48      $       9.94       $     15.53
                                          ============      ============       ===========


Identified Cost of Investment.........    $104,398,030      $108,957,918       $63,288,118
                                          ============      ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                                  MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
         LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
         GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $18,625,257       $21,508,774       $25,869,838       $25,486,020       $12,659,198       $21,489,820      $180,140,906
                 --                --                --                --                --                --                --

              4,571               466             9,930            (8,296)           22,595            35,830           (80,658)



              6,189             6,019             6,868             7,607             3,889             6,162            68,628
                349               601               604               700               417               683             7,837
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $18,623,290       $21,502,620       $25,872,296       $25,469,417       $12,677,487       $21,518,805      $179,983,783
        ===========       ===========       ===========       ===========       ===========       ===========      ============



        $ 4,073,884       $ 6,950,135       $ 6,888,935       $ 7,931,308       $ 4,809,795       $ 7,857,498      $ 90,434,752
          9,538,323         5,626,511         7,542,795         7,940,650         2,985,696         4,778,822        49,992,577
            610,674                --                --                --                --                --        11,939,383
          4,400,409         8,925,974        11,440,566         9,597,459         4,881,996         8,882,485        27,617,071
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $18,623,290       $21,502,620       $25,872,296       $25,469,417       $12,677,487       $21,518,805      $179,983,783
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      5.45       $     10.41       $      9.03       $      9.79       $      8.76       $      8.10      $      23.32
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      7.45       $     10.63       $      9.49       $      9.93       $      8.71       $      8.00      $       7.72
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      7.55       $        --       $        --       $        --       $        --       $        --      $       8.90
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      8.55       $     11.49       $     10.91       $     10.26       $      8.90       $      8.17      $       9.70
        ===========       ===========       ===========       ===========       ===========       ===========      ============


        $23,747,296       $39,326,134       $43,050,354       $42,821,826       $16,359,178       $30,154,502      $224,531,221
        ===========       ===========       ===========       ===========       ===========       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                           MAINSTAY VP       MAINSTAY VP         AIM V.I.
                                            SMALL CAP           TOTAL         INTERNATIONAL
                                            GROWTH--          RETURN--        GROWTH FUND--
                                          INITIAL CLASS     INITIAL CLASS    SERIES I SHARES
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $12,151,916       $44,092,808        $1,318,310
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          (1,210)            8,568              (450)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           3,085            20,676               372
     Administrative charges...........             242             2,651                32
                                           -----------       -----------        ----------
       Total net assets...............     $12,147,379       $44,078,049        $1,317,456
                                           ===========       ===========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 2,706,595       $29,891,506        $  378,589
     Group 2 Policies.................       3,805,065        10,802,662           414,892
     Group 3 Policies.................              --           207,580                --
     Group 4 Policies.................       5,635,719         3,176,301           523,975
                                           -----------       -----------        ----------
       Total net assets...............     $12,147,379       $44,078,049        $1,317,456
                                           ===========       ===========        ==========
     Group 1 variable accumulation
       unit value.....................     $      6.65       $     18.43        $     6.10
                                           ===========       ===========        ==========
     Group 2 variable accumulation
       unit value.....................     $      6.90       $      9.09        $     6.24
                                           ===========       ===========        ==========
     Group 3 variable accumulation
       unit value.....................     $        --       $      9.97        $       --
                                           ===========       ===========        ==========
     Group 4 variable accumulation
       unit value.....................     $      8.15       $     10.56        $     6.31
                                           ===========       ===========        ==========


Identified Cost of Investment.........     $23,330,101       $67,568,785        $1,737,688
                                           ===========       ===========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








           ALGER             ALGER        ALLIANCEBERNSTEIN       AMERICAN
         AMERICAN          AMERICAN           VPS SMALL/         CENTURY VP          AMERICAN          AMERICAN
          CAPITAL          SMALLCAP         MID CAP VALUE         INFLATION         CENTURY VP        CENTURY VP
      APPRECIATION--       GROWTH--          PORTFOLIO--        PROTECTION--     INTERNATIONAL--        VALUE--
      CLASS O SHARES    CLASS O SHARES      CLASS A SHARES        CLASS II           CLASS II          CLASS II
      ------------------------------------------------------------------------------------------------------------


        $  696,556        $26,261,136         $  989,170          $135,939          $1,100,027        $  942,174
                --                 --                 --                --                  --                --

                --            (63,315)             4,570                --                  --               633



                --             10,123                175                --                  --                --
                --                974                 12                --                  --                --
        ----------        -----------         ----------          --------          ----------        ----------
        $  696,556        $26,186,724         $  993,553          $135,939          $1,100,027        $  942,807
        ==========        ===========         ==========          ========          ==========        ==========



        $       --        $11,378,268         $  268,269          $     --          $       --        $       --
                --         10,063,603            247,883                --                  --                --
           696,556            489,942                 --           135,939           1,100,027           942,807
                --          4,254,911            477,401                --                  --                --
        ----------        -----------         ----------          --------          ----------        ----------
        $  696,556        $26,186,724         $  993,553          $135,939          $1,100,027        $  942,807
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $      9.04         $     6.16          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $      6.89         $     6.13          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========
        $    12.90        $     11.08         $       --          $  11.56          $    12.60        $    12.47
        ==========        ===========         ==========          ========          ==========        ==========
        $       --        $     12.05         $     6.36          $     --          $       --        $       --
        ==========        ===========         ==========          ========          ==========        ==========


        $1,112,729        $29,327,974         $1,173,417          $142,291          $1,748,864        $1,368,695
        ==========        ===========         ==========          ========          ==========        ==========


        CVS CALVERT       DREYFUS IP
          SOCIAL          TECHNOLOGY
         BALANCED          GROWTH--
         PORTFOLIO      INITIAL SHARES
      --------------------------------


        $3,347,811        $6,841,728
                --                --
             1,176             2,097

             1,243             1,746
               101               153
        ----------        ----------
        $3,347,643        $6,841,926
        ==========        ==========

        $1,169,554        $1,775,938
         1,462,530         1,954,015
                --           250,948
           715,559         2,861,025
        ----------        ----------
        $3,347,643        $6,841,926
        ==========        ==========
        $    11.90        $     6.24
        ==========        ==========
        $     8.50        $     6.54
        ==========        ==========
        $       --        $     8.45
        ==========        ==========
        $     9.76        $     8.50
        ==========        ==========


        $4,769,492        $9,625,336
        ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008



                                                          DWS DREMAN
                                        DREYFUS VIF        SMALL MID        FIDELITY(R)
                                        DEVELOPING         CAP VALUE            VIP
                                         LEADERS--           VIP--        CONTRAFUND(R)--
                                      INITIAL SHARES    CLASS A SHARES     INITIAL CLASS
                                      ---------------------------------------------------

ASSETS:
  Investments, at net asset value...    $  966,202         $326,994         $125,052,678
  Dividends due and accrued.........            --               --                   --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation............            --              135              (75,931)

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges......................            --               70               45,695
     Administrative charges.........            --                5                4,960
                                        ----------         --------         ------------
       Total net assets.............    $  966,202         $327,054         $124,926,092
                                        ==========         ========         ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies...............    $       --         $ 73,194         $ 58,105,355
     Group 2 Policies...............            --           96,080           37,491,345
     Group 3 Policies...............       966,202               --            5,558,362
     Group 4 Policies...............            --          157,780           23,771,030
                                        ----------         --------         ------------
       Total net assets.............    $  966,202         $327,054         $124,926,092
                                        ==========         ========         ============
     Group 1 variable accumulation
       unit value...................    $       --         $   6.88         $      18.65
                                        ==========         ========         ============
     Group 2 variable accumulation
       unit value...................    $       --         $   6.98         $      11.02
                                        ==========         ========         ============
     Group 3 variable accumulation
       unit value...................    $     8.65         $     --         $      11.71
                                        ==========         ========         ============
     Group 4 variable accumulation
       unit value...................    $       --         $   6.91         $      11.70
                                        ==========         ========         ============


Identified Cost of Investment.......    $1,762,700         $357,567         $207,470,976
                                        ==========         ========         ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









        FIDELITY(R)                                           FIDELITY(R)                                           JANUS ASPEN
            VIP           FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)         SERIES
          EQUITY-             VIP               VIP           INVESTMENT            VIP               VIP           BALANCED--
         INCOME--          GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $42,175,837       $2,379,197        $ 3,786,827        $859,533         $2,459,452        $3,329,136       $102,191,638
                 --               --                 --              --                 --                --                 --

           (101,823)              --                 --              --                633                --            (12,872)



             14,725               --                 --              --                 --                --             42,158
              1,620               --                 --              --                 --                --              3,264
        -----------       ----------        -----------        --------         ----------        ----------       ------------
        $42,057,669       $2,379,197        $ 3,786,827        $859,533         $2,460,085        $3,329,136       $102,133,344
        ===========       ==========        ===========        ========         ==========        ==========       ============



        $18,622,003       $       --        $        --        $     --         $       --        $       --       $ 36,588,650
         11,580,327               --                 --              --                 --                --         50,628,723
          2,062,261        2,379,197          3,786,827         859,533          2,460,085         3,329,136          1,232,074
          9,793,078               --                 --              --                 --                --         13,683,897
        -----------       ----------        -----------        --------         ----------        ----------       ------------
        $42,057,669       $2,379,197        $ 3,786,827        $859,533         $2,460,085        $3,329,136       $102,133,344
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $     13.38       $       --        $        --        $     --         $       --        $       --       $      23.26
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.32       $       --        $        --        $     --         $       --        $       --       $      13.27
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.23       $     7.10        $      8.68        $  12.03         $    15.03        $    11.89       $      12.93
        ===========       ==========        ===========        ========         ==========        ==========       ============
        $      9.16       $       --        $        --        $     --         $       --        $       --       $      13.03
        ===========       ==========        ===========        ========         ==========        ==========       ============


        $73,589,174       $3,827,500        $ 5,426,149        $901,787         $4,021,712        $5,512,566       $106,705,510
        ===========       ==========        ===========        ========         ==========        ==========       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008


                                           JANUS ASPEN       JANUS ASPEN
                                             SERIES            SERIES            MFS(R)
                                             MID CAP          WORLDWIDE         INVESTORS
                                            GROWTH--          GROWTH--            TRUST
                                          INSTITUTIONAL     INSTITUTIONAL       SERIES--
                                             SHARES            SHARES         INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,026,396        $64,973,502        $149,036
  Dividends due and accrued...........             --                 --              --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --            (87,580)             --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --             28,815              --
     Administrative charges...........             --              2,639              --
                                           ----------        -----------        --------
       Total net assets...............     $1,026,396        $64,854,468        $149,036
                                           ==========        ===========        ========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --        $29,630,211        $     --
     Group 2 Policies.................             --         29,150,300              --
     Group 3 Policies.................      1,026,396          1,055,127         149,036
     Group 4 Policies.................             --          5,018,830              --
                                           ----------        -----------        --------
       Total net assets...............     $1,026,396        $64,854,468        $149,036
                                           ==========        ===========        ========
     Group 1 variable accumulation
       unit value.....................     $       --        $     11.77        $     --
                                           ==========        ===========        ========
     Group 2 variable accumulation
       unit value.....................     $       --        $      6.48        $     --
                                           ==========        ===========        ========
     Group 3 variable accumulation
       unit value.....................     $    11.01        $      7.53        $   9.59
                                           ==========        ===========        ========
     Group 4 variable accumulation
       unit value.....................     $       --        $      8.07        $     --
                                           ==========        ===========        ========


Identified Cost of Investment.........     $1,598,549        $99,115,821        $215,375
                                           ==========        ===========        ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                               NEUBERGER
          MFS(R)                                              BERMAN AMT           PIMCO                               PIMCO
            NEW             MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL
         DISCOVERY         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--
         SERIES--          SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $  904,376         $111,214         $2,764,953         $399,539          $213,180           $18,317          $247,401
                --               --                 --               --               526                75               586

                --               --             (2,682)              --                --                --                --



                --               --                559               --                --                --                --
                --               --                 59               --                --                --                --
        ----------         --------         ----------         --------          --------           -------          --------
        $  904,376         $111,214         $2,761,653         $399,539          $213,706           $18,392          $247,987
        ==========         ========         ==========         ========          ========           =======          ========


        $       --         $     --         $  707,735         $     --          $     --           $    --          $     --
                --               --            463,076               --                --                --                --
           904,376          111,214            810,796          399,539           213,706            18,392           247,987
                --               --            780,046               --                --                --                --
        ----------         --------         ----------         --------          --------           -------          --------
        $  904,376         $111,214         $2,761,653         $399,539          $213,706           $18,392          $247,987
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.22         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.23         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========
        $     8.32         $   7.97         $    20.49         $  10.97          $  11.44           $  9.98          $  10.20
        ==========         ========         ==========         ========          ========           =======          ========
        $       --         $     --         $     6.29         $     --          $     --           $    --          $     --
        ==========         ========         ==========         ========          ========           =======          ========


        $1,551,561         $160,641         $3,627,059         $543,948          $221,263           $19,909          $349,388
        ==========         ========         ==========         ========          ========           =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                              PIMCO
                                              TOTAL              ROYCE               ROYCE
                                            RETURN--           MICRO-CAP           SMALL-CAP
                                         ADMINISTRATIVE       PORTFOLIO--         PORTFOLIO--
                                          CLASS SHARES     INVESTMENT CLASS    INVESTMENT CLASS
                                         ------------------------------------------------------


ASSETS:
  Investments, at net asset value.....     $  966,234         $ 5,523,506         $5,564,328
  Dividends due and accrued...........          3,270                  --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --               1,517              5,420

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --               1,294              1,557
     Administrative charges...........             --                 115                151
                                           ----------         -----------         ----------
       Total net assets...............     $  969,504         $ 5,523,614         $5,568,040
                                           ==========         ===========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --         $ 1,356,555         $1,797,684
     Group 2 Policies.................             --           1,441,933          1,537,653
     Group 3 Policies.................        969,504                  --                 --
     Group 4 Policies.................             --           2,725,126          2,232,703
                                           ----------         -----------         ----------
       Total net assets...............     $  969,504         $ 5,523,614         $5,568,040
                                           ==========         ===========         ==========
     Group 1 variable accumulation
       unit value.....................     $       --         $      7.20         $     8.14
                                           ==========         ===========         ==========
     Group 2 variable accumulation
       unit value.....................     $       --         $      7.20         $     8.12
                                           ==========         ===========         ==========
     Group 3 variable accumulation
       unit value.....................     $    11.75         $        --         $       --
                                           ==========         ===========         ==========
     Group 4 variable accumulation
       unit value.....................     $       --         $      7.29         $     8.35
                                           ==========         ===========         ==========


Identified Cost of Investment.........     $1,038,484         $10,732,861         $8,155,272
                                           ==========         ===========         ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










          T. ROWE           T. ROWE                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
           PRICE             PRICE            VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
          EQUITY           LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
          INCOME           TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
         PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------------------------


        $46,081,256        $565,307          $627,246         $21,655,245        $552,331         $34,987,848       $2,589,015
                 --           1,945                --                  --              --                  --               --

            (21,270)             --                --              62,267              --              16,887            3,243



             13,615              --                --               5,159              --              12,194              190
              1,117              --                --                 524              --               1,184               21
        -----------        --------          --------         -----------        --------         -----------       ----------
        $46,045,254        $567,252          $627,246         $21,711,829        $552,331         $34,991,357       $2,592,047
        ===========        ========          ========         ===========        ========         ===========       ==========



        $12,857,630        $     --          $     --         $ 6,745,858        $     --         $13,731,635       $  415,570
         15,953,733              --                --           5,150,957              --          11,863,124          150,773
          3,013,452         567,252           627,246           1,317,728         552,331             614,346          677,583
         14,220,439              --                --           8,497,286              --           8,782,252        1,348,121
        -----------        --------          --------         -----------        --------         -----------       ----------
        $46,045,254        $567,252          $627,246         $21,711,829        $552,331         $34,991,357       $2,592,047
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.79        $     --          $     --         $     10.89        $     --         $     14.62       $     5.57
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     11.02        $     --          $     --         $     10.56        $     --         $     15.16       $     5.58
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.17        $  12.07          $   9.34         $     20.86        $  13.57         $     16.64       $    13.62
        ===========        ========          ========         ===========        ========         ===========       ==========
        $     10.24        $     --          $     --         $     11.07        $     --         $     17.10       $     5.76
        ===========        ========          ========         ===========        ========         ===========       ==========


        $70,205,202        $579,886          $722,694         $38,288,146        $716,153         $67,276,503       $3,906,762
        ===========        ========          ========         ===========        ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2008






                                                                            MAINSTAY VP                     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                            BALANCED--        BOND--      APPRECIATION--       CASH           STOCK--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $        --     $ 1,392,890    $  1,086,142    $  1,382,600    $  1,421,847
  Mortality and expense risk charges....        (49,524)       (164,377)     (1,079,594)       (240,304)       (528,116)
  Administrative charges................         (3,065)        (13,452)       (133,727)        (16,286)        (56,883)
                                            -----------     -----------    ------------    ------------    ------------
       Net investment income (loss).....        (52,589)      1,215,061        (127,179)      1,126,010         836,848
                                            -----------     -----------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      1,615,289       4,901,792      17,391,394      31,228,598       8,835,209
  Cost of investments sold..............     (1,777,892)     (4,782,325)    (17,720,504)    (31,226,685)    (11,838,687)
                                            -----------     -----------    ------------    ------------    ------------
       Net realized gain (loss) on
          investments...................       (162,603)        119,467        (329,110)          1,913      (3,003,478)
  Realized gain distribution received...         27,301           9,683              --              --      12,823,830
  Change in unrealized appreciation
     (depreciation) on investments......     (2,323,626)       (396,673)    (89,198,530)          2,343     (52,101,592)
                                            -----------     -----------    ------------    ------------    ------------
       Net gain (loss) on investments...     (2,458,928)       (267,523)    (89,527,640)          4,256     (42,281,240)
                                            -----------     -----------    ------------    ------------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $(2,511,517)    $   947,538    $(89,654,819)   $  1,130,266    $(41,444,392)
                                            ===========     ===========    ============    ============    ============








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP
                                             EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................   $    839,647    $     17,259    $    103,623    $         --    $    575,461
  Mortality and expense risk charges....       (317,296)       (124,863)       (170,215)       (208,801)       (184,409)
  Administrative charges................        (23,904)         (5,358)        (10,473)        (10,666)        (11,275)
                                           ------------    ------------    ------------    ------------    ------------
       Net investment income (loss).....        498,447        (112,962)        (77,065)       (219,467)        379,777
                                           ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      7,795,004       3,990,177       3,414,734       4,477,886       4,531,230
  Cost of investments sold..............     (6,257,560)     (3,875,081)     (3,409,014)     (3,790,522)     (4,570,907)
                                           ------------    ------------    ------------    ------------    ------------
       Net realized gain (loss) on
          investments...................      1,537,444         115,096           5,720         687,364         (39,677)
  Realized gain distribution received...      6,937,506              --       3,758,648       3,881,114       4,908,161
  Change in unrealized appreciation
     (depreciation) on investments......    (26,590,514)    (11,410,002)    (19,446,473)    (25,807,396)    (18,082,571)
                                           ------------    ------------    ------------    ------------    ------------
       Net gain (loss) on investments...    (18,115,564)    (11,294,906)    (15,682,105)    (21,238,918)    (13,214,087)
                                           ------------    ------------    ------------    ------------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................   $(17,617,117)   $(11,407,868)   $(15,759,170)   $(21,458,385)   $(12,834,310)
                                           ============    ============    ============    ============    ============




Not all investment divisions are available under all policies.

(a) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












                                                                                        MAINSTAY VP
        MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP     HIGH YIELD      MAINSTAY VP
       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH         CORPORATE      ICAP SELECT
       ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--       BOND--         EQUITY--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------


        $     5,382    $    802,821     $   401,712     $   687,809     $   137,311    $  9,025,189    $    444,899
            (20,176)       (194,670)        (35,756)       (110,447)       (102,020)       (514,722)       (365,710)
             (1,571)        (10,700)         (2,107)         (9,120)         (6,609)        (45,381)        (29,016)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
            (16,365)        597,451         363,849         568,242          28,682       8,465,086          50,173
        -----------    ------------     -----------     -----------     -----------    ------------    ------------



          1,459,381       4,289,441       2,343,915       3,999,003       1,129,245      12,890,137       5,870,643
         (1,578,841)     (3,894,768)     (2,816,799)     (3,932,069)     (1,187,411)    (12,258,936)     (6,056,001)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
           (119,460)        394,673        (472,884)         66,934         (58,166)        631,201        (185,358)
             31,728       4,661,514              --              --         434,579              --       3,260,482

           (641,401)    (20,456,426)     (1,795,733)      1,319,855      (8,811,779)    (34,457,235)    (43,511,687)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------
           (729,133)    (15,400,239)     (2,268,617)      1,386,789      (8,435,366)    (33,826,034)    (40,436,563)
        -----------    ------------     -----------     -----------     -----------    ------------    ------------

        $  (745,498)   $(14,802,788)    $(1,904,768)    $ 1,955,031     $(8,406,684)   $(25,360,948)   $(40,386,390)
        ===========    ============     ===========     ===========     ===========    ============    ============







                        MAINSTAY VP                                                                      AIM V.I.
        MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                    INTERNATIONAL
         MODERATE         GROWTH          S&P 500        SMALL CAP         TOTAL        MAINSTAY VP    GROWTH FUND--
       ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--        RETURN--         VALUE--        SERIES I
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     SHARES(A)
      --------------------------------------------------------------------------------------------------------------


        $    55,782     $   156,487    $   5,734,645   $         --    $  1,849,213    $  2,017,313      $  10,121
            (71,160)       (126,387)      (1,291,127)       (90,235)       (313,822)       (141,355)        (2,952)
             (4,948)         (8,800)        (125,809)        (4,097)        (37,770)        (17,179)          (143)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
            (20,326)         21,300        4,317,709        (94,332)      1,497,621       1,858,779          7,026
        -----------     -----------    -------------   ------------    ------------    ------------      ---------



          1,482,782       1,671,819       21,515,224      2,231,608       5,188,318      81,872,176         80,166
         (1,527,734)     (1,762,139)     (19,725,296)    (2,888,121)     (5,859,058)    (84,609,680)      (123,671)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
            (44,952)        (90,320)       1,789,928       (656,513)       (670,740)     (2,737,504)       (43,505)
            181,795         417,049               --      3,531,089       7,254,666      11,062,408         24,473

         (3,953,723)     (9,341,741)    (115,062,040)   (10,970,034)    (25,164,120)    (11,196,203)      (419,378)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------
         (3,816,880)     (9,015,012)    (113,272,112)    (8,095,458)    (18,580,194)     (2,871,299)      (438,410)
        -----------     -----------    -------------   ------------    ------------    ------------      ---------

        $(3,837,206)    $(8,993,712)   $(108,954,403)  $ (8,189,790)   $(17,082,573)   $ (1,012,520)     $(431,384)
        ===========     ===========    =============   ============    ============    ============      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008


                                                                           ALLIANCEBERN-
                                                                               STEIN
                                               ALGER           ALGER        VPS SMALL/       AMERICAN        AMERICAN
                                             AMERICAN        AMERICAN      MID CAP VALUE    CENTURY VP      CENTURY VP
                                              CAPITAL        SMALLCAP       PORTFOLIO--      INFLATION       INTERNA-
                                          APPRECIATION--     GROWTH--         CLASS A      PROTECTION--      TIONAL--
                                          CLASS O SHARES  CLASS O SHARES     SHARES(A)       CLASS II        CLASS II
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --     $         --      $      --       $  4,961       $    11,140
  Mortality and expense risk charges....            --         (217,886)        (1,629)            --                --
  Administrative charges................            --          (17,739)           (43)            --                --
                                             ---------     ------------      ---------       --------       -----------
       Net investment income (loss).....            --         (235,625)        (1,672)         4,961            11,140
                                             ---------     ------------      ---------       --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       127,293        4,804,028         46,702         12,992         2,758,752
  Cost of investments sold..............      (126,517)      (3,153,178)       (68,095)       (12,719)       (3,139,544)
                                             ---------     ------------      ---------       --------       -----------
       Net realized gain (loss) on
          investments...................           776        1,650,850        (21,393)           273          (380,792)
  Realized gain distribution received...            --          561,673             --             --           164,256
  Change in unrealized appreciation
     (depreciation) on investments......      (488,657)     (26,254,591)      (184,246)        (8,304)         (894,663)
                                             ---------     ------------      ---------       --------       -----------
       Net gain (loss) on investments...      (487,881)     (24,042,068)      (205,639)        (8,031)       (1,111,199)
                                             ---------     ------------      ---------       --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(487,881)    $(24,277,693)     $(207,311)      $ (3,070)      $(1,100,059)
                                             =========     ============      =========       ========       ===========







                                                                            FIDELITY(R)
                                            FIDELITY(R)     FIDELITY(R)         VIP         FIDELITY(R)     FIDELITY(R)
                                                VIP             VIP         INVESTMENT          VIP             VIP
                                             GROWTH--       INDEX 500--    GRADE BOND--      MID CAP--      OVERSEAS--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $    30,337     $   117,979      $  32,952      $    15,590     $   128,201
  Mortality and expense risk charges....             --              --             --               --              --
  Administrative charges................             --              --             --               --              --
                                            -----------     -----------      ---------      -----------     -----------
       Net investment income (loss).....         30,337         117,979         32,952           15,590         128,201
                                            -----------     -----------      ---------      -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         76,911         261,157        274,564          994,152          77,919
  Cost of investments sold..............        (86,353)       (346,344)      (291,856)      (1,216,353)        (73,391)
                                            -----------     -----------      ---------      -----------     -----------
       Net realized gain (loss) on
          investments...................         (9,442)        (85,187)       (17,292)        (222,201)          4,528
  Realized gain distribution received...             --          29,004            640          479,278         427,919
  Change in unrealized appreciation
     (depreciation) on investments......     (1,734,879)     (1,783,438)       (53,262)      (1,816,326)     (2,825,734)
                                            -----------     -----------      ---------      -----------     -----------
       Net gain (loss) on investments...     (1,744,321)     (1,839,621)       (69,914)      (1,559,249)     (2,393,287)
                                            -----------     -----------      ---------      -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $(1,713,984)    $(1,721,642)     $ (36,962)     $(1,543,659)    $(2,265,086)
                                            ===========     ===========      =========      ===========     ===========




Not all investment divisions are available under all policies.

(a) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                            DWS DREMAN
                                                                               SMALL        FIDELITY(R)     FIDELITY(R)
         AMERICAN        CVS CALVERT       DREYFUS IP       DREYFUS VIF    MID CAP VALUE        VIP             VIP
        CENTURY VP         SOCIAL          TECHNOLOGY       DEVELOPING         VIP--          CONTRA-         EQUITY-
          VALUE--         BALANCED          GROWTH--         LEADERS--        CLASS A        FUND(R)--       INCOME--
         CLASS II         PORTFOLIO      INITIAL SHARES   INITIAL SHARES     SHARES(A)     INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


         $  17,425       $   111,561       $        --       $   9,587       $     --      $  1,807,293    $  1,553,455
                --           (22,754)          (49,171)             --           (443)         (944,209)       (317,797)
                --            (1,495)           (2,688)             --            (11)          (84,341)        (27,190)
         ---------       -----------       -----------       ---------       --------      ------------    ------------
            17,425            87,312           (51,859)          9,587           (454)          778,743       1,208,468
         ---------       -----------       -----------       ---------       --------      ------------    ------------



            36,800           666,706         2,068,790          28,732         44,160        13,355,744       5,988,297
           (53,598)         (712,071)       (2,087,505)        (45,738)       (63,205)      (15,028,079)     (7,382,952)
         ---------       -----------       -----------       ---------       --------      ------------    ------------

           (16,798)          (45,365)          (18,715)        (17,006)       (19,045)       (1,672,335)     (1,394,655)
            98,856            62,325                --          57,442             --         5,069,541          61,898

          (356,936)       (1,642,776)       (4,830,688)       (547,556)       (30,573)      (97,794,930)    (31,764,650)
         ---------       -----------       -----------       ---------       --------      ------------    ------------
          (274,878)       (1,625,816)       (4,849,403)       (507,120)       (49,618)      (94,397,724)    (33,097,407)
         ---------       -----------       -----------       ---------       --------      ------------    ------------


         $(257,453)      $(1,538,504)      $(4,901,262)      $(497,533)      $(50,072)     $(93,618,981)   $(31,888,939)
         =========       ===========       ===========       =========       ========      ============    ============






                         JANUS ASPEN       JANUS ASPEN
        JANUS ASPEN        SERIES            SERIES           MFS(R)          MFS(R)
          SERIES           MID CAP          WORLDWIDE        INVESTORS          NEW           MFS(R)          MFS(R)
        BALANCED--        GROWTH--          GROWTH--           TRUST         DISCOVERY       RESEARCH        UTILITIES
       INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL      SERIES--        SERIES--        SERIES--        SERIES--
          SHARES           SHARES            SHARES        INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


       $  3,143,382       $   2,929       $  1,160,243       $  1,459        $      --       $    505       $    10,968
           (623,435)             --           (519,706)            --               --             --            (4,063)
            (42,180)             --            (44,476)            --               --             --              (286)
       ------------       ---------       ------------       --------        ---------       --------       -----------
          2,477,767           2,929            596,061          1,459               --            505             6,619
       ------------       ---------       ------------       --------        ---------       --------       -----------



         11,176,562         108,957          9,624,161         58,850           13,818          1,948         1,573,867
        (10,443,407)        (83,100)       (13,566,848)       (72,686)         (16,225)        (2,491)       (1,846,929)
       ------------       ---------       ------------       --------        ---------       --------       -----------

            733,155          25,857         (3,942,687)       (13,836)          (2,407)          (543)         (273,062)
          8,243,942          39,835                 --         12,046          161,693             --           113,540

        (31,848,265)       (678,462)       (50,552,915)       (90,504)        (638,769)       (51,047)         (956,689)
       ------------       ---------       ------------       --------        ---------       --------       -----------
        (22,871,168)       (612,770)       (54,495,602)       (92,294)        (479,483)       (51,590)       (1,116,211)
       ------------       ---------       ------------       --------        ---------       --------       -----------


       $(20,393,401)      $(609,841)      $(53,899,541)      $(90,835)       $(479,483)      $(51,085)      $(1,109,592)
       ============       =========       ============       ========        =========       ========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008





                                             NEUBERGER
                                            BERMAN AMT         PIMCO                           PIMCO           PIMCO
                                              MID-CAP         GLOBAL           PIMCO           REAL            TOTAL
                                              GROWTH          BOND--      LOW DURATION--     RETURN--        RETURN--
                                            PORTFOLIO--   ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE
                                              CLASS I      CLASS SHARES    CLASS SHARES    CLASS SHARES    CLASS SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --       $  4,763        $    836        $  6,538        $ 30,533
  Mortality and expense risk charges....            --             --              --              --              --
  Administrative charges................            --             --              --              --              --
                                             ---------       --------        --------        --------        --------
       Net investment income (loss).....            --          4,763             836           6,538          30,533
                                             ---------       --------        --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        65,878         32,639          16,711          59,713          44,319
  Cost of investments sold..............       (44,880)       (32,888)        (17,001)             (2)             (3)
                                             ---------       --------        --------        --------        --------
       Net realized gain (loss) on
          investments...................        20,998           (249)           (290)         59,711          44,316
  Realized gain distribution received...            --             --             301             426          15,489
  Change in unrealized appreciation
     (depreciation) on investments......      (183,606)       (12,842)         (1,592)        (97,103)        (59,665)
                                             ---------       --------        --------        --------        --------
       Net gain (loss) on investments...      (162,608)       (13,091)         (1,581)        (36,966)            140
                                             ---------       --------        --------        --------        --------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(162,608)      $ (8,328)       $   (745)       $(30,428)       $ 30,673
                                             =========       ========        ========        ========        ========






                                            VAN KAMPEN      VAN KAMPEN
                                           UIF EMERGING      UIF U.S.
                                              MARKETS          REAL
                                             EQUITY--        ESTATE--
                                              CLASS I         CLASS I
                                          ------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................   $         --     $    55,477
  Mortality and expense risk charges....       (338,737)           (870)
  Administrative charges................        (25,108)            (88)
                                           ------------     -----------
       Net investment income (loss).....       (363,845)         54,519
                                           ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     10,560,211         968,798
  Cost of investments sold..............     (7,336,618)     (1,654,934)
                                           ------------     -----------
       Net realized gain (loss) on
          investments...................      3,223,593        (686,136)
  Realized gain distribution received...     18,595,350         608,443
  Change in unrealized appreciation
     (depreciation) on investments......    (68,423,731)     (1,040,037)
                                           ------------     -----------
       Net gain (loss) on investments...    (46,604,788)     (1,117,730)
                                           ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................   $(46,968,633)    $(1,063,211)
                                           ============     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ROYCE            ROYCE            T. ROWE          T. ROWE                                       VAN KAMPEN
         MICRO-CAP        SMALL-CAP           PRICE            PRICE          VAN ECK                      UIF EMERGING
        PORTFOLIO--      PORTFOLIO--         EQUITY          LIMITED-        WORLDWIDE        VAN ECK         MARKETS
        INVESTMENT       INVESTMENT          INCOME          TERM BOND       ABSOLUTE        WORLDWIDE        DEBT--
           CLASS            CLASS           PORTFOLIO        PORTFOLIO        RETURN        HARD ASSETS       CLASS I
      ------------------------------------------------------------------------------------------------------------------


        $   213,303      $    43,606      $  1,452,376       $ 19,177        $    444      $     95,312      $  42,116
            (38,887)         (28,397)         (311,563)            --              --          (182,176)            --
             (1,854)          (1,576)          (17,659)            --              --           (11,611)            --
        -----------      -----------      ------------       --------        --------      ------------      ---------
            172,562           13,633         1,123,154         19,177             444           (98,475)        42,116
        -----------      -----------      ------------       --------        --------      ------------      ---------



            795,847          837,246         7,382,018         73,770          14,001         9,055,607         17,591
         (1,038,964)      (1,042,552)       (7,356,246)       (77,108)        (14,839)       (8,940,388)       (21,816)
        -----------      -----------      ------------       --------        --------      ------------      ---------

           (243,117)        (205,306)           25,772         (3,338)           (838)          115,219         (4,225)
            893,867          560,585         1,886,323             --          14,220         5,219,203         24,309

         (4,683,786)      (2,230,992)      (29,565,423)       (11,697)        (98,351)      (24,321,068)      (159,781)
        -----------      -----------      ------------       --------        --------      ------------      ---------
         (4,033,036)      (1,875,713)      (27,653,328)       (15,035)        (84,969)      (18,986,646)      (139,697)
        -----------      -----------      ------------       --------        --------      ------------      ---------


        $(3,860,474)     $(1,862,080)     $(26,530,174)      $  4,142        $(84,525)     $(19,085,121)     $ (97,581)
        ===========      ===========      ============       ========        ========      ============      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (52,589)      $   161,914       $ 1,215,061       $   920,831
     Net realized gain (loss) on investments................        (162,603)          823,922           119,467           101,417
     Realized gain distribution received....................          27,301           354,395             9,683                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,323,626)       (1,055,720)         (396,673)          680,089
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (2,511,517)          284,511           947,538         1,702,337
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,544,047         1,858,173         3,754,668         3,676,907
     Cost of insurance......................................        (637,068)         (591,685)       (2,059,998)       (1,701,973)
     Policyowners' surrenders...............................        (371,697)         (194,697)       (1,720,653)       (1,229,962)
     Net transfers from (to) Fixed Account..................          78,087           562,430          (267,359)         (409,814)
     Transfers between Investment Divisions.................        (787,693)          366,671         1,326,931           218,896
     Policyowners' death benefits...........................          (9,334)          (12,686)          (97,145)         (113,630)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --        (5,906,171)               --                --
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................        (183,658)       (3,917,965)          936,444           440,424
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           1,029              (392)             (768)           (1,737)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (2,694,146)       (3,633,846)        1,883,214         2,141,024
NET ASSETS:
     Beginning of year......................................       9,923,687        13,557,533        30,350,786        28,209,762
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $ 7,229,541       $ 9,923,687       $32,234,000       $30,350,786
                                                                 ===========       ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                         CONVERTIBLE--                      FLOATING RATE--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    597,451       $   702,327       $   363,849      $    742,070
     Net realized gain (loss) on investments................         394,673           822,487          (472,884)         (115,352)
     Realized gain distribution received....................       4,661,514         1,036,888                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (20,456,426)        2,729,591        (1,795,733)         (159,032)
                                                                ------------       -----------       -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................     (14,802,788)        5,291,293        (1,904,768)          467,686
                                                                ------------       -----------       -----------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       4,879,547         5,145,128         1,170,419         1,704,542
     Cost of insurance......................................      (2,466,991)       (2,229,894)         (476,913)         (424,834)
     Policyowners' surrenders...............................      (2,075,765)       (2,133,058)         (575,851)         (385,950)
     Net transfers from (to) Fixed Account..................        (307,061)         (577,245)         (386,643)          456,918
     Transfers between Investment Divisions.................        (191,741)          118,694           203,905          (129,729)
     Policyowners' death benefits...........................        (341,346)          (99,540)            1,447           (49,734)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --                --                --       (24,574,718)
                                                                ------------       -----------       -----------      ------------
       Net contributions and (withdrawals)..................        (503,357)          224,085           (63,636)      (23,403,505)
                                                                ------------       -----------       -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           6,789            (6,113)              194              (884)
                                                                ------------       -----------       -----------      ------------
          Increase (decrease) in net assets.................     (15,299,356)        5,509,265        (1,968,210)      (22,936,703)
NET ASSETS:
     Beginning of year......................................      42,543,030        37,033,765         7,790,749        30,727,452
                                                                ------------       -----------       -----------      ------------
     End of year............................................    $ 27,243,674       $42,543,030       $ 5,822,539      $  7,790,749
                                                                ============       ===========       ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                                                        MAINSTAY VP
              MAINSTAY VP                                                 MAINSTAY VP                   CONSERVATIVE
         CAPITAL APPRECIATION--             MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--
             INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $    (127,179) $ (1,213,087)   $ 1,126,010    $ 1,647,910   $    836,848   $    732,438    $  (16,365)    $   55,169
           (329,110)    2,363,077          1,913           (188)    (3,003,478)      (451,395)     (119,460)        72,266
                 --            --             --             --     12,823,830      8,738,914        31,728         38,310

        (89,198,530)   25,092,155          2,343            377    (52,101,592)    (3,764,577)     (641,401)       (38,471)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------

        (89,654,819)   26,242,145      1,130,266      1,648,099    (41,444,392)     5,255,380      (745,498)       127,274
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------

         28,281,720    31,897,665     11,364,454      8,081,146     11,562,051     12,841,964       540,010        429,434
        (16,421,569)  (17,150,332)    (4,099,452)    (3,036,447)    (6,665,974)    (6,872,274)     (203,442)       (85,402)
        (11,617,014)  (12,494,630)    (6,813,122)    (2,936,318)    (4,675,116)    (4,829,926)      (73,459)       (50,715)
         (5,168,823)   (5,505,403)    19,071,670     10,075,968     (2,288,136)    (2,276,396)     (164,763)       285,702
         (7,749,130)  (14,399,455)    10,439,979      3,590,023     (3,106,125)    (3,151,491)    2,000,457        735,168
           (358,882)     (368,646)      (149,477)      (271,337)      (415,780)      (141,836)      (10,901)        (1,424)

                 --            --             --             --             --             --            --       (277,960)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
        (13,033,698)  (18,020,801)    29,814,052     15,503,035     (5,589,080)    (4,429,959)    2,087,902      1,034,803
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------


             80,936       (46,282)          (579)        (1,396)        34,164         (7,659)          293           (145)
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
       (102,607,581)    8,175,062     30,943,739     17,149,738    (46,999,308)       817,762     1,342,697      1,161,932

        237,382,895   229,207,833     50,540,863     33,391,125    116,283,563    115,465,801     2,640,026      1,478,094
      -------------  ------------    -----------    -----------   ------------   ------------    ----------     ----------
      $ 134,775,314  $237,382,895    $81,484,602    $50,540,863   $ 69,284,255   $116,283,563    $3,982,723     $2,640,026
      =============  ============    ===========    ===========   ============   ============    ==========     ==========






                                            MAINSTAY VP                   MAINSTAY VP
              MAINSTAY VP                      GROWTH                      HIGH YIELD                   MAINSTAY VP
              GOVERNMENT--                  ALLOCATION--                CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   568,242    $   793,275    $    28,682    $   116,646   $  8,465,086   $  6,464,682   $     50,173    $    17,171
            66,934        (53,189)       (58,166)       229,238        631,201      1,703,866       (185,358)       408,239
                --             --        434,579        623,976             --             --      3,260,482        814,698

         1,319,855        352,139     (8,811,779)       (32,686)   (34,457,235)    (6,405,559)   (43,511,687)      (361,590)
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------

         1,955,031      1,092,225     (8,406,684)       937,174    (25,360,948)     1,762,989    (40,386,390)       878,518
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------

         2,691,901      2,461,521      5,775,558      4,153,945     12,239,613     14,054,331     10,075,646      2,786,165
        (1,464,293)    (1,154,653)    (1,634,639)    (1,041,250)    (6,789,646)    (6,489,164)    (4,596,122)    (1,026,397)
        (1,494,716)      (774,955)      (616,883)      (641,022)    (5,994,096)    (4,880,980)    (2,910,797)      (670,862)
        (1,161,038)      (279,935)       537,515      1,024,973     (1,488,829)      (133,368)      (722,771)       608,979
         5,312,217       (816,259)     2,917,684      5,675,576     (1,444,583)    (2,164,961)    78,585,481     13,493,782
           (64,340)      (109,972)          (746)            --       (935,454)      (156,602)      (206,673)       (21,932)

                --             --             --       (294,620)            --             --             --             --
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
         3,819,731       (674,253)     6,978,489      8,877,602     (4,412,995)       229,256     80,224,764     15,169,735
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------


              (939)        (1,048)         3,702           (895)         7,639           (933)        15,696           (747)
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
         5,773,823        416,924     (1,424,493)     9,813,881    (29,766,304)     1,991,312     39,854,070     16,047,506

        18,849,505     18,432,581     17,118,908      7,305,027    105,891,660    103,900,348     27,943,596     11,896,090
       -----------    -----------    -----------    -----------   ------------   ------------   ------------    -----------
       $24,623,328    $18,849,505    $15,694,415    $17,118,908   $ 76,125,356   $105,891,660   $ 67,797,666    $27,943,596
       ===========    ===========    ===========    ===========   ============   ============   ============    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME & GROWTH--                INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................         $--          $    207,767      $    498,447       $    64,384
     Net realized gain (loss) on investments................          --               195,416         1,537,444         2,303,330
     Realized gain distribution received....................          --             1,598,292         6,937,506         4,189,497
     Change in unrealized appreciation (depreciation) on
       investments..........................................          --            (2,108,972)      (26,590,514)       (4,117,232)
                                                                     ---          ------------      ------------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................          --              (107,497)      (17,617,117)        2,439,979
                                                                     ---          ------------      ------------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................          --               982,481         9,428,450        10,073,044
     Cost of insurance......................................          --              (343,591)       (3,697,896)       (3,418,435)
     Policyowners' surrenders...............................          --              (304,150)       (2,236,283)       (1,948,578)
     Net transfers from (to) Fixed Account..................          --                81,688        (1,003,964)          (62,354)
     Transfers between Investment Divisions.................          --           (10,695,168)       (4,616,837)        2,876,248
     Policyowners' death benefits...........................          --               (19,232)         (106,090)         (145,867)
                                                                     ---          ------------      ------------       -----------
       Net contributions and (withdrawals)..................          --           (10,297,972)       (2,232,620)        7,374,058
                                                                     ---          ------------      ------------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --                    74            13,255            (2,524)
                                                                     ---          ------------      ------------       -----------
          Increase (decrease) in net assets.................          --           (10,405,395)      (19,836,482)        9,811,513
NET ASSETS:
     Beginning of year......................................          --            10,405,395        67,316,474        57,504,961
                                                                     ---          ------------      ------------       -----------
     End of year............................................         $--          $         --      $ 47,479,992       $67,316,474
                                                                     ===          ============      ============       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (20,326)      $   202,151       $    21,300       $   280,556
     Net realized gain (loss) on investments................         (44,952)          155,651           (90,320)          178,413
     Realized gain distribution received....................         181,795           236,136           417,049           641,372
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (3,953,723)          (13,507)       (9,341,741)          101,320
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (3,837,206)          580,431        (8,993,712)        1,201,661
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,619,315         2,056,691         5,697,468         4,651,816
     Cost of insurance......................................        (904,603)         (491,031)       (1,872,930)       (1,136,380)
     Policyowners' surrenders...............................        (277,888)         (336,051)       (1,004,699)         (304,371)
     Net transfers from (to) Fixed Account..................         600,619           967,155         1,433,714           852,692
     Transfers between Investment Divisions.................       2,785,068         3,879,522         4,564,773         6,399,215
     Policyowners' death benefits...........................         (36,792)           (8,086)          (33,757)         (106,561)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --          (284,683)               --          (291,196)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       4,785,719         5,783,517         8,784,569        10,065,215
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           1,666              (551)            4,121            (1,168)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................         950,179         6,363,397          (205,022)       11,265,708
NET ASSETS:
     Beginning of year......................................      11,727,308         5,363,911        21,723,827        10,458,119
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $12,677,487       $11,727,308       $21,518,805       $21,723,827
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $   (112,962)   $  (117,646)  $    (77,065)   $   (67,855)  $   (219,467)   $  (260,922)  $    379,777    $   186,300
           115,096        472,174          5,720      1,178,038        687,364      2,485,599        (39,677)     1,640,495
                --             --      3,758,648      3,588,466      3,881,114      3,211,104      4,908,161      3,541,191

       (11,410,002)     3,961,928    (19,446,473)    (3,367,506)   (25,807,396)       595,716    (18,082,571)    (6,099,107)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------

       (11,407,868)     4,316,456    (15,759,170)     1,331,143    (21,458,385)     6,031,497    (12,834,310)      (731,121)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------

         4,288,705      3,573,177      5,752,807      6,317,032      7,222,259      7,815,027      5,759,586      6,672,278
        (1,692,697)    (1,340,930)    (1,945,492)    (1,953,270)    (2,737,437)    (2,722,806)    (2,285,179)    (2,432,201)
        (1,100,757)      (989,982)    (1,392,526)    (1,246,909)    (2,205,819)    (1,823,126)    (1,738,630)    (1,630,363)
          (181,237)      (245,416)      (818,424)        61,157       (839,301)      (553,103)      (905,286)      (607,899)
         1,815,493      2,089,589     (1,395,740)       685,742     (1,745,384)      (696,865)    (2,606,927)    (1,600,292)
           (20,039)       (19,050)       (27,038)       (55,131)       (27,990)       (82,060)      (133,978)       (59,025)
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
         3,109,468      3,067,388        173,587      3,808,621       (333,672)     1,937,067     (1,910,414)       342,498
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------


             6,312         (4,488)         7,556         (1,127)        10,346         (5,535)         7,885            553
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
        (8,292,088)     7,379,356    (15,578,027)     5,138,637    (21,781,711)     7,963,029    (14,736,839)      (388,070)

        26,915,378     19,536,022     37,080,647     31,942,010     47,654,007     39,690,978     40,206,256     40,594,326
      ------------    -----------   ------------    -----------   ------------    -----------   ------------    -----------
      $ 18,623,290    $26,915,378   $ 21,502,620    $37,080,647   $ 25,872,296    $47,654,007   $ 25,469,417    $40,206,256
      ============    ===========   ============    ===========   ============    ===========   ============    ===========







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--                   VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



      $   4,317,709  $  2,942,205   $    (94,332)   $  (122,595)  $  1,497,621    $ 1,037,762   $  1,858,779    $   828,957
          1,789,928     3,939,198       (656,513)       688,639       (670,740)       820,870     (2,737,504)     1,706,760
                 --            --      3,531,089      1,558,131      7,254,666      4,401,627     11,062,408      7,019,968

       (115,062,040)    5,939,475    (10,970,034)    (2,916,796)   (25,164,120)    (1,971,506)   (11,196,203)    (8,229,235)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------

       (108,954,403)   12,820,878     (8,189,790)      (792,621)   (17,082,573)     4,288,753     (1,012,520)     1,326,450
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------

         31,980,425    36,270,861      3,559,279      4,181,597      7,064,287      7,922,716      3,730,480     10,064,697
        (16,930,482)  (17,189,293)    (1,191,345)    (1,303,578)    (4,548,829)    (4,481,866)    (1,767,409)    (4,863,968)
        (13,312,962)  (12,530,778)    (1,166,479)    (1,060,745)    (2,858,414)    (3,042,078)    (1,845,984)    (3,764,477)
          8,137,402    (4,474,305)      (493,452)      (313,274)    (1,395,000)    (1,004,106)      (870,077)    (1,514,750)
         (6,780,107)   (7,619,368)      (527,789)    (2,076,664)    (1,329,223)    (2,771,083)   (79,611,226)    (1,339,449)
           (604,333)     (631,523)       (14,574)       (20,818)      (144,404)      (177,223)       (31,778)      (293,581)

                 --            --             --             --             --             --             --             --
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
          2,489,943    (6,174,406)       165,640       (593,482)    (3,211,583)    (3,553,640)   (80,395,994)    (1,711,528)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------


             77,321       (17,553)         3,826            913         13,516         (6,456)         4,370         (2,173)
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
       (106,387,139)    6,628,919     (8,020,324)    (1,385,190)   (20,280,640)       728,657    (81,404,144)      (387,251)

        286,370,922   279,742,003     20,167,703     21,552,893     64,358,689     63,630,032     81,404,144     81,791,395
      -------------  ------------   ------------    -----------   ------------    -----------   ------------    -----------
      $ 179,983,783  $286,370,922   $ 12,147,379    $20,167,703   $ 44,078,049    $64,358,689   $         --    $81,404,144
      =============  ============   ============    ===========   ============    ===========   ============    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007


                                                                   AIM V.I.                ALGER AMERICAN
                                                                INTERNATIONAL                  CAPITAL
                                                                GROWTH FUND--              APPRECIATION--
                                                               SERIES I SHARES             CLASS O SHARES
                                                               ---------------    --------------------------------
                                                                   2008(B)             2008              2007
                                                               ---------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    7,026         $      --         $     --
     Net realized gain (loss) on investments................         (43,505)              776           44,673
     Realized gain distribution received....................          24,473                --               --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (419,378)         (488,657)          45,179
                                                                  ----------         ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................        (431,384)         (487,881)          89,852
                                                                  ----------         ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................          85,271           409,797           30,188
     Cost of insurance......................................         (29,216)          (52,806)         (35,556)
     Policyowners' surrenders...............................          (1,363)          (10,936)              --
     Net transfers from (to) Fixed Account..................         192,367           185,353          174,047
     Transfers between Investment Divisions.................       1,501,699           164,328           51,812
     Policyowners' death benefits...........................              --                --               --
                                                                  ----------         ---------         --------
       Net contributions and (withdrawals)..................       1,748,758           695,736          220,491
                                                                  ----------         ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              82                --               --
                                                                  ----------         ---------         --------
          Increase (decrease) in net assets.................       1,317,456           207,855          310,343
NET ASSETS:
     Beginning of year......................................              --           488,701          178,358
                                                                  ----------         ---------         --------
     End of year............................................      $1,317,456         $ 696,556         $488,701
                                                                  ==========         =========         ========




                                                                       ALGER AMERICAN
                                                                     SMALLCAP GROWTH--
                                                                       CLASS O SHARES
                                                               -----------------------------
                                                                    2008             2007
                                                               -----------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   (235,625)    $  (311,065)
     Net realized gain (loss) on investments................       1,650,850       3,039,691
     Realized gain distribution received....................         561,673              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (26,254,591)      5,263,983
                                                                ------------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................     (24,277,693)      7,992,609
                                                                ------------     -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,086,705       6,158,729
     Cost of insurance......................................      (2,507,840)     (2,760,617)
     Policyowners' surrenders...............................      (1,970,369)     (2,184,332)
     Net transfers from (to) Fixed Account..................      (1,284,304)     (1,680,237)
     Transfers between Investment Divisions.................      (2,489,804)     (2,231,725)
     Policyowners' death benefits...........................         (57,022)        (48,270)
                                                                ------------     -----------
       Net contributions and (withdrawals)..................      (3,222,634)     (2,746,452)
                                                                ------------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          17,940          (9,177)
                                                                ------------     -----------
          Increase (decrease) in net assets.................     (27,482,387)      5,236,980
NET ASSETS:
     Beginning of year......................................      53,669,111      48,432,131
                                                                ------------     -----------
     End of year............................................    $ 26,186,724     $53,669,111
                                                                ============     ===========






                                                                          DREYFUS IP                          DREYFUS VIF
                                                                      TECHNOLOGY GROWTH--                DEVELOPING LEADERS--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (51,859)      $   (57,566)      $    9,587        $    7,542
     Net realized gain (loss) on investments................         (18,715)          327,471          (17,006)          (52,952)
     Realized gain distribution received....................              --                --           57,442           131,869
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (4,830,688)        1,063,795         (547,556)         (250,076)
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (4,901,262)        1,333,700         (497,533)         (163,617)
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,869,069         2,146,187          129,418            39,660
     Cost of insurance......................................      (1,048,913)         (889,405)         (19,820)          (14,228)
     Policyowners' surrenders...............................        (560,643)         (298,066)         (12,478)           (3,282)
     Net transfers from (to) Fixed Account..................        (237,415)         (156,139)          94,614           476,806
     Transfers between Investment Divisions.................         372,486          (110,738)         111,027           (49,546)
     Policyowners' death benefits...........................          (2,808)           (7,351)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................         391,776           684,488          302,761           449,410
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           2,613            (1,312)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................      (4,506,873)        2,016,876         (194,772)          285,793
NET ASSETS:
     Beginning of year......................................      11,348,799         9,331,923        1,160,974           875,181
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $ 6,841,926       $11,348,799       $  966,202        $1,160,974
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.

(b) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









     ALLIANCEBERNSTEIN            AMERICAN                      AMERICAN                      AMERICAN
     VPS SMALL/MID CAP           CENTURY VP                    CENTURY VP                    CENTURY VP
     VALUE PORTFOLIO--     INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--
       CLASS A SHARES             CLASS II                      CLASS II                      CLASS II
     ----------------- ----------------------------- ----------------------------- -----------------------------
          2008(B)           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------



         $   (1,672)      $  4,961       $  1,778      $    11,140    $   10,071      $  17,425     $   21,814
            (21,393)           273           (170)        (380,792)      232,123        (16,798)       (29,180)
                 --             --             --          164,256            --         98,856        123,872

           (184,246)        (8,304)         2,215         (894,663)       69,693       (356,936)      (164,679)
         ----------       --------       --------      -----------    ----------      ---------     ----------

           (207,311)        (3,070)         3,823       (1,100,059)      311,887       (257,453)       (48,173)
         ----------       --------       --------      -----------    ----------      ---------     ----------

             96,289         24,044         18,904          438,826       305,412         83,885        115,629
            (23,833)       (14,217)       (23,805)         (93,947)      (71,010)       (31,396)       (46,649)
             (7,113)            --             --             (540)      (46,910)            --           (592)
            218,137            631         26,281          333,874       145,084          8,104        101,227
            917,364         53,335         17,846       (1,208,185)      394,193        297,074       (727,232)
                 --             --             --               --            --             --             --
         ----------       --------       --------      -----------    ----------      ---------     ----------
          1,200,844         63,793         39,226         (529,972)      726,769        357,667       (557,617)
         ----------       --------       --------      -----------    ----------      ---------     ----------


                 20             --             --               --            --             --             --
         ----------       --------       --------      -----------    ----------      ---------     ----------
            993,553         60,723         43,049       (1,630,031)    1,038,656        100,214       (605,790)

                 --         75,216         32,167        2,730,058     1,691,402        842,593      1,448,383
         ----------       --------       --------      -----------    ----------      ---------     ----------
         $  993,553       $135,939       $ 75,216      $ 1,100,027    $2,730,058      $ 942,807     $  842,593
         ==========       ========       ========      ===========    ==========      =========     ==========


            CVS CALVERT
          SOCIAL BALANCED
             PORTFOLIO
     -------------------------
          2008         2007
     -------------------------

       $    87,312  $   90,058
           (45,365)     84,382
            62,325     271,353
        (1,642,776)   (340,751)
       -----------  ----------
        (1,538,504)    105,042
       -----------  ----------

           630,818     687,294
          (293,621)   (281,500)
          (285,829)   (269,639)
           (97,673)   (215,837)
           104,114    (122,070)
            (4,821)    (26,285)
       -----------  ----------
            52,988    (228,037)
       -----------  ----------
               840        (129)
       -----------  ----------
        (1,484,676)   (123,124)

         4,832,319   4,955,443
       -----------  ----------
       $ 3,347,643  $4,832,319
       ===========  ==========




          DWS DREMAN
     SMALL MID CAP VALUE        FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
         VIP--CLASS A           CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--
            SHARES               INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ------------------- ----------------------------- ----------------------------- -----------------------------
           2008(B)            2008           2007           2008           2007           2008           2007
     -------------------------------------------------------------------------------------------------------------



           $   (454)      $    778,743   $    768,829   $  1,208,468    $   966,902    $    30,337    $   12,328
            (19,045)        (1,672,335)     3,451,599     (1,394,655)       714,692         (9,442)      168,686
                 --          5,069,541     52,213,154         61,898      6,223,204             --         1,846

            (30,573)       (97,794,930)   (25,056,976)   (31,764,650)    (7,318,403)    (1,734,879)      244,961
           --------       ------------   ------------   ------------    -----------    -----------    ----------

            (50,072)       (93,618,981)    31,376,606    (31,888,939)       586,395     (1,713,984)      427,821
           --------       ------------   ------------   ------------    -----------    -----------    ----------

             45,164         24,319,537     24,658,903      9,200,415     10,137,479        150,141        19,952
            (12,827)       (10,978,412)   (10,519,534)    (3,880,355)    (4,072,166)       (42,615)      (23,529)
             (2,917)        (8,342,051)    (8,422,930)    (2,601,995)    (2,699,598)        (7,798)           --
             66,303         (2,365,243)    (1,661,137)    (1,038,480)      (120,247)       616,692       669,413
            281,400         (1,508,697)      (596,047)    (1,910,958)      (476,563)     1,119,557        35,999
                 --           (345,641)      (355,317)      (244,112)      (346,839)            --            --
           --------       ------------   ------------   ------------    -----------    -----------    ----------
            377,123            779,493      3,103,938       (475,485)     2,422,066      1,835,977       701,835
           --------       ------------   ------------   ------------    -----------    -----------    ----------


                  3             63,950        (40,956)        20,472         (1,033)            --            --
           --------       ------------   ------------   ------------    -----------    -----------    ----------
            327,054        (92,775,538)    34,439,588    (32,343,952)     3,007,428        121,993     1,129,656

                 --        217,701,630    183,262,042     74,401,621     71,394,193      2,257,204     1,127,548
           --------       ------------   ------------   ------------    -----------    -----------    ----------
           $327,054       $124,926,092   $217,701,630   $ 42,057,669    $74,401,621    $ 2,379,197    $2,257,204
           ========       ============   ============   ============    ===========    ===========    ==========


          FIDELITY(R) VIP
            INDEX 500--
           INITIAL CLASS
     -------------------------
          2008         2007
     -------------------------

       $   117,979  $   89,817
           (85,187)      6,212
            29,004          --
        (1,783,438)      6,387
       -----------  ----------
        (1,721,642)    102,416
       -----------  ----------

         1,377,815     252,801
           (94,884)    (60,024)
              (979)       (993)
           447,316     651,591
           961,043      62,518
                --          --
       -----------  ----------
         2,690,311     905,893
       -----------  ----------
                --          --
       -----------  ----------
           968,669   1,008,309

         2,818,158   1,809,849
       -----------  ----------
       $ 3,786,827  $2,818,158
       ===========  ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007




                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE BOND--                    MID CAP--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  32,952         $ 23,931         $    15,590       $   32,182
     Net realized gain (loss) on investments................        (17,292)            (626)           (222,201)          38,569
     Realized gain distribution received....................            640               --             479,278          330,006
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (53,262)           6,014          (1,816,326)         104,961
                                                                  ---------         --------         -----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (36,962)          29,319          (1,543,659)         505,718
                                                                  ---------         --------         -----------       ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         53,395           34,977             317,693          350,772
     Cost of insurance......................................        (29,022)         (32,621)           (128,739)        (124,096)
     Policyowners' surrenders...............................             --               --              (8,669)         (14,230)
     Net transfers from (to) Fixed Account..................       (112,032)         343,130             109,942          319,993
     Transfers between Investment Divisions.................        188,695            6,962             279,963         (836,744)
     Policyowners' death benefits...........................             --               --                  --           (5,612)
                                                                  ---------         --------         -----------       ----------
       Net contributions and (withdrawals)..................        101,036          352,448             570,190         (309,917)
                                                                  ---------         --------         -----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --               --                  --               --
                                                                  ---------         --------         -----------       ----------
          Increase (decrease) in net assets.................         64,074          381,767            (973,469)         195,801
NET ASSETS:
     Beginning of year......................................        795,459          413,692           3,433,554        3,237,753
                                                                  ---------         --------         -----------       ----------
     End of year............................................      $ 859,533         $795,459         $ 2,460,085       $3,433,554
                                                                  =========         ========         ===========       ==========







                                                                            MFS(R)                              MFS(R)
                                                                   INVESTORS TRUST SERIES--             NEW DISCOVERY SERIES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  1,459          $  1,034          $      --         $     --
     Net realized gain (loss) on investments................       (13,836)              968             (2,407)           1,425
     Realized gain distribution received....................        12,046             1,048            161,693            8,790
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (90,504)           10,486           (638,769)         (29,317)
                                                                  --------          --------          ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................       (90,835)           13,536           (479,483)         (19,102)
                                                                  --------          --------          ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         4,959             1,652            146,352            5,608
     Cost of insurance......................................        (7,888)           (4,803)           (20,817)          (4,030)
     Policyowners' surrenders...............................            --                --                 --               --
     Net transfers from (to) Fixed Account..................         2,008            43,034            251,522          193,281
     Transfers between Investment Divisions.................        37,456            81,322            483,280          245,558
     Policyowners' death benefits...........................            --                --                 --               --
                                                                  --------          --------          ---------         --------
       Net contributions and (withdrawals)..................        36,535           121,205            860,337          440,417
                                                                  --------          --------          ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                 --               --
                                                                  --------          --------          ---------         --------
          Increase (decrease) in net assets.................       (54,300)          134,741            380,854          421,315
NET ASSETS:
     Beginning of year......................................       203,336            68,595            523,522          102,207
                                                                  --------          --------          ---------         --------
     End of year............................................      $149,036          $203,336          $ 904,376         $523,522
                                                                  ========          ========          =========         ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











            FIDELITY(R) VIP              JANUS ASPEN SERIES            JANUS ASPEN SERIES            JANUS ASPEN SERIES
               OVERSEAS--                    BALANCED--                 MID CAP GROWTH--             WORLDWIDE GROWTH--
             INITIAL CLASS              INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   128,201    $  111,485    $  2,477,767   $  2,482,690    $    2,929      $    865     $    596,061   $    207,634
             4,528        73,268         733,155      1,165,844        25,857        10,647       (3,942,687)    (1,277,284)
           427,919       160,223       8,243,942             --        39,835         1,842               --             --

        (2,825,734)      149,852     (31,848,265)     8,106,201      (678,462)       54,385      (50,552,915)    11,539,074
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------

        (2,265,086)      494,828     (20,393,401)    11,754,735      (609,841)       67,739      (53,899,541)    10,469,424
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------

           259,226       130,517      14,151,047     15,681,351       317,805        69,681       13,453,100     14,612,214
           (85,953)      (66,768)     (7,792,206)    (7,042,040)      (32,073)      (13,162)      (6,484,449)    (6,914,850)
              (523)         (626)     (6,298,384)    (5,679,483)           --        (4,410)      (5,551,011)    (5,938,862)
           228,966     1,117,733      (3,026,501)    (2,854,166)       14,221        44,496       (2,036,684)    (2,581,942)
           973,685       347,767      (1,409,288)    (4,607,679)      874,742        22,309       (3,497,623)    (2,619,243)
                --            --        (217,267)      (444,745)           --            --         (127,623)      (178,211)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
         1,375,401     1,528,623      (4,592,599)    (4,946,762)    1,174,695       118,914       (4,244,290)    (3,620,894)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------


                --            --          15,006        (14,601)           --            --           40,866        (16,786)
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
          (889,685)    2,023,451     (24,970,994)     6,793,372       564,854       186,653      (58,102,965)     6,831,744

         4,218,821     2,195,370     127,104,338    120,310,966       461,542       274,889      122,957,433    116,125,689
       -----------    ----------    ------------   ------------    ----------      --------     ------------   ------------
       $ 3,329,136    $4,218,821    $102,133,344   $127,104,338    $1,026,396      $461,542     $ 64,854,468   $122,957,433
       ===========    ==========    ============   ============    ==========      ========     ============   ============






                                                                        NEUBERGER BERMAN                   PIMCO
                 MFS(R)                        MFS(R)                     AMT MID-CAP                  GLOBAL BOND--
           RESEARCH SERIES--             UTILITIES SERIES--            GROWTH PORTFOLIO--              ADMINISTRATIVE
             INITIAL CLASS                 INITIAL CLASS                    CLASS I                     CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



        $    505       $     --      $     6,619    $    3,366      $      --      $     --       $  4,763        $ 2,047
            (543)            19         (273,062)       19,566         20,998         2,186           (249)            54
              --             --          113,540        24,397             --            --             --            164

         (51,047)         1,620         (956,689)       57,508       (183,606)       17,023        (12,842)         4,694
        --------       --------      -----------    ----------      ---------      --------       --------        -------

         (51,085)         1,639       (1,109,592)      104,837       (162,608)       19,209         (8,328)         6,959
        --------       --------      -----------    ----------      ---------      --------       --------        -------

           6,907         10,911          726,463        81,038         26,104        24,001         18,387          2,628
          (6,540)        (1,272)        (166,098)      (34,753)       (18,349)       (7,529)       (11,738)        (4,253)
              --             --          (76,336)           --           (448)           --             --             --

              --            558          504,848       117,488         43,089        30,003          4,611         41,980
          51,341         98,751        1,253,319     1,121,492        329,108        32,325        134,014         (1,685)
              --             --               --            --             --            --             --             --
        --------       --------      -----------    ----------      ---------      --------       --------        -------
          51,708        108,948        2,242,196     1,285,265        379,504        78,800        145,274         38,670
        --------       --------      -----------    ----------      ---------      --------       --------        -------


              --             --              137            --             --            --             --             --
        --------       --------      -----------    ----------      ---------      --------       --------        -------
             623        110,587        1,132,741     1,390,102        216,896        98,009        136,946         45,629

         110,591              4        1,628,912       238,810        182,643        84,634         76,760         31,131
        --------       --------      -----------    ----------      ---------      --------       --------        -------
        $111,214       $110,591      $ 2,761,653    $1,628,912      $ 399,539      $182,643       $213,706        $76,760
        ========       ========      ===========    ==========      =========      ========       ========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007



                                                                             PIMCO                               PIMCO
                                                                        LOW DURATION--                       REAL RETURN--
                                                                        ADMINISTRATIVE                      ADMINISTRATIVE
                                                                         CLASS SHARES                        CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                    2008             2007(A)            2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $   836            $  66           $  6,538           $   467
     Net realized gain (loss) on investments................          (290)             166             59,711             5,358
     Realized gain distribution received....................           301               --                426               208
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (1,592)              --            (97,103)           (4,742)
                                                                   -------            -----           --------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................          (745)             232            (30,428)            1,291
                                                                   -------            -----           --------           -------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         2,568               --             30,433             4,628
     Cost of insurance......................................        (1,301)            (121)           (20,707)           (2,543)
     Policyowners' surrenders...............................            --               --                 --                --
     Net transfers from (to) Fixed Account..................         1,836               --             (6,791)           87,367
     Transfers between Investment Divisions.................        16,034             (111)           184,367            (4,168)
     Policyowners' death benefits...........................            --               --                 --                --
                                                                   -------            -----           --------           -------
       Net contributions and (withdrawals)..................        19,137             (232)           187,302            85,284
                                                                   -------            -----           --------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --               --                 --                --
                                                                   -------            -----           --------           -------
          Increase (decrease) in net assets.................        18,392               --            156,874            86,575
NET ASSETS:
     Beginning of year......................................            --               --             91,113             4,538
                                                                   -------            -----           --------           -------
     End of year............................................       $18,392            $  --           $247,987           $91,113
                                                                   =======            =====           ========           =======






                                                                                                                VAN ECK
                                                                         T. ROWE PRICE                         WORLDWIDE
                                                                       LIMITED-TERM BOND                       ABSOLUTE
                                                                           PORTFOLIO                            RETURN
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 19,177          $ 10,376          $    444          $  1,300
     Net realized gain (loss) on investments................        (3,338)             (959)             (838)              284
     Realized gain distribution received....................            --                --            14,220             4,468
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (11,697)            3,492           (98,351)           (1,251)
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................         4,142            12,909           (84,525)            4,801
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       124,876            30,554           112,637            25,750
     Cost of insurance......................................       (26,444)          (35,294)          (14,003)           (6,766)
     Policyowners' surrenders...............................            --                --                --            (3,108)
     Net transfers from (to) Fixed Account..................        21,949             5,942            49,868           179,434
     Transfers between Investment Divisions.................       168,057            47,226            85,994           105,968
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................       288,438            48,428           234,496           301,278
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................       292,580            61,337           149,971           306,079
NET ASSETS:
     Beginning of year......................................       274,672           213,335           477,275           171,196
                                                                  --------          --------          --------          --------
     End of year............................................      $567,252          $274,672          $627,246          $477,275
                                                                  ========          ========          ========          ========




Not all investment divisions are available under all policies.

(a) For the period October 16, 2007 (Commencement of Investments) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                 PIMCO                         ROYCE                         ROYCE
             TOTAL RETURN--                  MICRO-CAP                     SMALL-CAP                   T. ROWE PRICE
             ADMINISTRATIVE                 PORTFOLIO--                   PORTFOLIO--                  EQUITY INCOME
              CLASS SHARES                INVESTMENT CLASS              INVESTMENT CLASS                 PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------




        $ 30,533       $  1,379      $   172,562    $   73,071     $    13,633    $  (18,812)   $  1,123,154    $   834,709
          44,316         16,906         (243,117)       66,681        (205,306)       28,588          25,772      1,229,416
          15,489             --          893,867       628,957         560,585       206,815       1,886,323      4,260,701

         (59,665)       (12,726)      (4,683,786)     (629,287)     (2,230,992)     (432,296)    (29,565,423)    (4,674,267)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------

          30,673          5,559       (3,860,474)      139,422      (1,862,080)     (215,705)    (26,530,174)     1,650,559
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------

          72,402            187        2,039,580     1,696,028       1,372,913       942,182      10,940,493     10,725,928
         (28,384)          (857)        (585,065)     (471,201)       (455,748)     (265,031)     (3,647,886)    (3,576,003)
            (344)            --         (237,189)     (172,592)       (177,221)      (68,452)     (2,812,336)    (2,360,837)
          70,389        394,538           83,711       195,844         142,185       228,496      (1,017,599)      (157,357)
         411,507             16          535,363     1,507,002       1,941,841     1,479,022      (1,887,973)     1,831,838
              --             --          (13,850)      (22,262)         (8,664)      (26,273)       (534,090)       (91,309)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
         525,570        393,884        1,822,550     2,732,819       2,815,306     2,289,944       1,040,609      6,372,260
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------


              --             --            1,359          (276)            531           142          14,847         (1,840)
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
         556,243        399,443       (2,036,565)    2,871,965         953,757     2,074,381     (25,474,718)     8,020,979

         413,261         13,818        7,560,179     4,688,214       4,614,283     2,539,902      71,519,972     63,498,993
        --------       --------      -----------    ----------     -----------    ----------    ------------    -----------
        $969,504       $413,261      $ 5,523,614    $7,560,179     $ 5,568,040    $4,614,283    $ 46,045,254    $71,519,972
        ========       ========      ===========    ==========     ===========    ==========    ============    ===========






                                             VAN KAMPEN                    VAN KAMPEN
                VAN ECK                     UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
               WORLDWIDE                   MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              HARD ASSETS                     CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------




      $    (98,475)   $  (110,186)    $  42,116      $  9,705     $   (363,845)   $  (100,553)   $    54,519     $  10,311
           115,219        205,592        (4,225)          180        3,223,593      4,249,666       (686,136)        7,689
         5,219,203      1,906,351        24,309         4,147       18,595,350      7,716,177        608,443        80,524

       (24,321,068)     6,600,535      (159,781)       (6,377)     (68,423,731)    11,181,035     (1,040,037)     (297,808)
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------

       (19,085,121)     8,602,292       (97,581)        7,655      (46,968,633)    23,046,325     (1,063,211)     (199,284)
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------

         6,953,675      4,699,340       201,642        23,388        9,018,829      8,100,566        232,325        56,405
        (2,605,378)    (1,532,635)      (20,875)       (5,632)      (3,982,275)    (3,612,598)       (85,028)      (24,657)
        (1,015,626)      (645,537)           --        (3,181)      (2,614,146)    (2,486,966)       (40,342)           --
           (46,020)       985,779        33,977       186,402       (1,639,662)      (940,285)       176,686       482,421
         2,401,802      9,374,577       121,278        13,826       (2,993,339)     2,624,934      2,491,110       211,949
           (35,491)       (17,904)           --            --          (83,402)       (70,301)            --            --
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
         5,652,962     12,863,620       336,022       214,803       (2,293,995)     3,615,350      2,774,751       726,118
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------


             3,968         (6,869)           --            --           30,928        (30,526)            47            --
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
       (13,428,191)    21,459,043       238,441       222,458      (49,231,700)    26,631,149      1,711,587       526,834

        35,140,020     13,680,977       313,890        91,432       84,223,057     57,591,908        880,460       353,626
      ------------    -----------     ---------      --------     ------------    -----------    -----------     ---------
      $ 21,711,829    $35,140,020     $ 552,331      $313,890     $ 34,991,357    $84,223,057    $ 2,592,047     $ 880,460
      ============    ===========     =========      ========     ============    ===========    ===========     =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Survivorship Variable Universal Life ("SVUL")--Series 2, Variable Universal Life Provider ("VUL Provider")), Variable Universal Life Accumulator ("VUL Accumulator"), and Survivorship Variable Universal Life Accumulator ("SVUL Accumulator"). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the AIM Variable Insurance Funds, the Alger American Fund, the AllianceBernstein(R) Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(2)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
AIM V.I. International Growth Fund--Series I Shares
Alger American Capital Appreciation--Class O Shares(3)
Alger American SmallCap Growth--Class O Shares(1)
AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class

                                                   NYLIAC VUL SEPARATE ACCOUNT-I




--------------------------------------------------------------------------------

Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     For SVUL, VUL 2000, SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

     In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

--------------------------------------------------------------------------------

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) New allocations to Alger American SmallCap Growth--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007 (formerly known as Alger American Small Capitalization--Class O Shares).

(2) The MainStay VP Value--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on May 16, 2008.

(3) Formerly known as Alger American Leveraged AllCap--Class O Shares.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investments of VUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Number of shares.......          887              2,336             8,169            80,914

Identified cost........       $9,576            $31,955          $173,083           $80,916







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT      INTERNATIONAL       LARGE CAP          MID CAP
                             EQUITY--          EQUITY--          GROWTH--           CORE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         8,053             4,203             2,026             3,043

Identified cost........      $108,958           $63,288           $23,747           $39,326



Investment activity for the year ended December 31, 2008, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Purchases..............       $1,398            $7,093            $ 4,082           $61,747

Proceeds from sales....        1,615             4,902             17,391            31,229







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT      INTERNATIONAL       LARGE CAP          MID CAP
                             EQUITY--          EQUITY--          GROWTH--           CORE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $89,369           $12,920           $7,001            $7,298

Proceeds from sales....         5,871             7,795            3,990             3,415



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            5,748              445              3,736              836              2,105             2,252            11,194

         $111,797           $4,581            $38,532           $7,867            $23,164           $24,167          $104,398






                                                              MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP           TOTAL
         GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--          RETURN--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            3,457             3,887             1,525             2,847             9,815             2,626             4,116

          $43,050           $42,822           $16,359           $30,155          $224,531           $23,330           $67,569








                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $16,789           $3,575            $9,027            $2,655            $8,467            $8,690            $16,893

            8,835            1,459             4,289             2,344             3,999             1,129             12,890






                                                              MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP           TOTAL
         GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--          RETURN--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $7,795            $7,896            $6,415            $10,926           $28,109           $5,832            $10,688

           4,478             4,531             1,483              1,672            21,515            2,232              5,188

--------------------------------------------------------------------------------







                                                AIM V.I.            ALGER             ALGER
                                              INTERNATIONAL       AMERICAN          AMERICAN
                             MAINSTAY VP      GROWTH FUND--        CAPITAL          SMALLCAP
                               VALUE--          SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Number of shares.......           --                 68                23              1,494

Identified cost........          $--             $1,738            $1,113            $29,328







                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Number of shares.......           41               8,126             3,200              101

Identified cost........         $358            $207,471           $73,589           $3,828








                                                AIM V.I.            ALGER             ALGER
                                              INTERNATIONAL       AMERICAN          AMERICAN
                             MAINSTAY VP      GROWTH FUND--        CAPITAL          SMALLCAP
                               VALUE--          SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Purchases..............        $14,306           $1,861             $823             $1,925

Proceeds from sales....         81,872               80              127              4,804







                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Purchases..............         $421             $19,962           $6,741            $1,943

Proceeds from sales....           44              13,356            5,988                77



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


             100                14                 186               201             2,683             1,074                51

          $1,173              $142              $1,749            $1,369            $4,769            $9,625            $1,763





                                                                                                    JANUS ASPEN       JANUS ASPEN
                           FIDELITY(R)                                            JANUS ASPEN         SERIES            SERIES
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           BALANCED--         GROWTH--          GROWTH--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


              38                73                 133               274              4,463               48              3,372

          $5,426              $902              $4,022            $5,513           $106,706           $1,599            $99,116







       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $1,242               $82              $2,404             $510              $873             $2,407             $398

              47                13               2,759               37               667              2,069               29





                                                                                                    JANUS ASPEN       JANUS ASPEN
                           FIDELITY(R)                                            JANUS ASPEN         SERIES            SERIES
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           BALANCED--         GROWTH--          GROWTH--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $3,098              $409              $2,058            $2,009            $17,100           $1,326            $6,051

             261               275                 994                78             11,177              109             9,624

--------------------------------------------------------------------------------






                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          10                110                9                152

Identified cost........        $215             $1,552             $161             $3,627






                              T. ROWE           T. ROWE
                               PRICE             PRICE            VAN ECK
                              EQUITY         LIMITED-TERM        WORLDWIDE          VAN ECK
                              INCOME             BOND            ABSOLUTE          WORLDWIDE
                             PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS
                          --------------------------------------------------------------------


Number of shares.......         3,213             117                70               1,155

Identified cost........       $70,205            $580              $723             $38,288








                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............        $109             $1,036              $54             $3,940

Proceeds from sales....          59                 14                2              1,574






                              T. ROWE           T. ROWE
                               PRICE             PRICE            VAN ECK
                              EQUITY         LIMITED-TERM        WORLDWIDE          VAN ECK
                              INCOME             BOND            ABSOLUTE          WORLDWIDE
                             PORTFOLIO         PORTFOLIO          RETURN          HARD ASSETS
                          --------------------------------------------------------------------


Purchases..............       $11,435            $380              $263             $19,824

Proceeds from sales....         7,382              74                14               9,056



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


             25                17                 2                22                 94                916              867

           $544              $221               $20              $349             $1,038            $10,733           $8,155






        VAN KAMPEN        VAN KAMPEN
       UIF EMERGING      UIF EMERGING       VAN KAMPEN
          MARKETS           MARKETS          UIF U.S.
          DEBT--           EQUITY--        REAL ESTATE--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------


             85               4,568              315

           $716             $67,277           $3,907








         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $445              $182               $37              $254              $614             $3,689            $4,232

             66                33                17                60                44                796               837






        VAN KAMPEN        VAN KAMPEN
       UIF EMERGING      UIF EMERGING       VAN KAMPEN
          MARKETS           MARKETS          UIF U.S.
          DEBT--           EQUITY--        REAL ESTATE--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------


           $420             $26,468           $4,403

             18              10,560              969

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-
       10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:


                                           MONTHLY                  MONTHLY
                                       CONTRACT CHARGE          CONTRACT CHARGE
POLICY                                  POLICY YEAR 1       SUBSEQUENT POLICY YEARS
------                                 ---------------    ---------------------------
VUL.................................          N/A         $                         7
SVUL................................         $ 60                                  10
VUL 2000............................           30                                  10
VUL Provider........................           30                                  10
VUL Accumulator.....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
SVUL Accumulator....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
Pinnacle VUL*.......................          100                                  25
Pinnacle SVUL*......................          100                                  25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

    For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

    For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

    For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

    For VUL Accumulator, this charge is based on the insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

    For SVUL Accumulator, this charge is based on both insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

    For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.


----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

--------------------------------------------------------------------------------

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the

----------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

 *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------

NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2008 and 2007 were as follows:





                                                                         MAINSTAY VP
                             MAINSTAY VP           MAINSTAY VP             CAPITAL
                             BALANCED--              BOND--            APPRECIATION--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2008       2007       2008       2007       2008       2007
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     33          38         91        72          988        904
Units redeemed.........    (55)       (529)       (94)      (88)      (1,513)    (1,549)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........    (22)       (491)        (3)      (16)        (525)      (645)
                           ===        ====       ====       ===       ======     ======

GROUP 2 POLICIES
Units issued...........     18          38         82        75          964        923
Units redeemed.........    (41)        (15)      (104)      (84)      (1,308)    (1,336)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........    (23)         23        (22)       (9)        (344)      (413)
                           ===        ====       ====       ===       ======     ======

GROUP 3 POLICIES
Units issued...........     --          --         13        42           17         19
Units redeemed.........     --          --         (7)       (2)          (2)        (1)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........     --          --          6        40           15         18
                           ===        ====       ====       ===       ======     ======

GROUP 4 POLICIES
Units issued...........    117         166        154        98          158        155
Units redeemed.........    (94)        (34)       (61)      (70)        (124)      (103)
                           ---        ----       ----       ---       ------     ------
  Net increase
     (decrease)........     23         132         93        28           34         52
                           ===        ====       ====       ===       ======     ======




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                      MAINSTAY VP
                                MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP
          MAINSTAY VP         COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--
        CASH MANAGEMENT        INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


        5,833      3,630       210        193       107         48          51         61        15           42
       (3,490)    (2,099)     (352)      (309)      (40)       (30)        (70)       (70)      (56)      (2,306)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        2,343      1,531      (142)      (116)       67         18         (19)        (9)      (41)      (2,264)
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


        7,888      2,104       345        327        66         15         136        138        46           34
       (2,990)    (1,536)     (539)      (447)      (15)        (2)       (243)      (181)      (47)         (23)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        4,898        568      (194)      (120)       51         13        (107)       (43)       (1)          11
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


       17,224      9,361        22         17        --         --          14          8        26           37
       (8,918)    (1,820)       (5)        (7)       --         --          (3)        (2)      (13)          (2)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        8,306      7,541        17         10        --         --          11          6        13           35
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


       10,318      4,460       137        120        92         63         164        120        82          146
       (2,143)    (1,254)     (105)       (49)      (11)        (6)        (84)       (58)      (75)         (88)
       ------     ------      ----       ----       ---        ---        ----       ----       ---       ------
        8,175      3,206        32         71        81         57          80         62         7           58
       ======     ======      ====       ====       ===        ===        ====       ====       ===       ======


--------------------------------------------------------------------------------








                                                    MAINSTAY VP           MAINSTAY VP
                              MAINSTAY VP             GROWTH              HIGH YIELD
                             GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     122         48         247       341         162        168
Units redeemed.........     (78)       (80)        (66)      (69)       (363)      (300)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........      44        (32)        181       272        (201)      (132)
                            ===        ===        ====       ===        ====       ====

GROUP 2 POLICIES
Units issued...........     121         49         137       177         145        160
Units redeemed.........     (74)       (70)        (41)      (45)       (289)      (203)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........      47        (21)         96       132        (144)       (43)
                            ===        ===        ====       ===        ====       ====

GROUP 3 POLICIES
Units issued...........      18          2          --        --         111         44
Units redeemed.........     (11)        (1)         --        --          (9)        (4)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........       7          1          --        --         102         40
                            ===        ===        ====       ===        ====       ====

GROUP 4 POLICIES
Units issued...........     258         68         544       406         333        416
Units redeemed.........     (95)       (55)       (141)      (67)       (260)      (203)
                            ---        ---        ----       ---        ----       ----
  Net increase
     (decrease)........     163         13         403       339          73        213
                            ===        ===        ====       ===        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP                                 MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          ICAP SELECT           MAINSTAY VP          INTERNATIONAL           LARGE CAP              MID CAP
           EQUITY--          INCOME & GROWTH--         EQUITY--              GROWTH--               CORE--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


       3,706       316         --          10         92        151        199        209         73        89
        (411)      (28)        --        (262)      (212)      (119)       (84)       (66)      (130)      (89)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
       3,295       288         --        (252)      (120)        32        115        143        (57)       --
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


       1,638       471         --          33        116        191        202        180         69        79
        (262)      (75)        --        (444)      (232)      (103)      (201)      (174)       (99)      (54)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
       1,376       396         --        (411)      (116)        88          1          6        (30)       25
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


          84        18         --           1         --         --         45         17         --        --
          (6)       (2)        --          (8)        --         --         (3)        (2)        --        --
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
          78        16         --          (7)        --         --         42         15         --        --
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


         994       353         --          36        331        332        219        162        238       233
        (145)      (34)        --        (184)      (231)       (94)       (68)       (38)      (141)      (74)
       -----       ---         --        ----       ----       ----       ----       ----       ----       ---
         849       319         --        (148)       100        238        151        124         97       159
       =====       ===         ==        ====       ====       ====       ====       ====       ====       ===


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP              MODERATE
                               GROWTH--               VALUE--            ALLOCATION--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........       86         77         91         85       210        273
Units redeemed.........     (157)      (129)      (224)      (130)      (51)       (56)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........      (71)       (52)      (133)       (45)      159        217
                            ====       ====       ====       ====       ===        ===

GROUP 2 POLICIES
Units issued...........      106         99        106        104       101        111
Units redeemed.........     (148)      (111)      (178)      (139)      (25)       (23)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........      (42)       (12)       (72)       (35)       76         88
                            ====       ====       ====       ====       ===        ===

GROUP 3 POLICIES
Units issued...........       --         --         --         --        --         --
Units redeemed.........       --         --         --         --        --         --
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........       --         --         --         --        --         --
                            ====       ====       ====       ====       ===        ===

GROUP 4 POLICIES
Units issued...........      310        273        259        242       268        219
Units redeemed.........     (252)      (127)      (215)      (150)      (58)       (25)
                            ----       ----       ----       ----       ---        ---
  Net increase
     (decrease)........       58        146         44         92       210        194
                            ====       ====       ====       ====       ===        ===




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
        MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--           INDEX--            GROWTH--         TOTAL RETURN--          VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007     2008       2007
      --------------------------------------------------------------------------------------------------


         378       379        479        429      53         50      198        195        73       172
        (121)      (83)      (753)      (675)    (98)      (132)    (315)      (320)   (1,859)     (262)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         257       296       (274)      (246)    (45)       (82)    (117)      (125)   (1,786)      (90)
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


         182       249        874        820      86         80      159        168        59       158
         (67)      (29)    (1,356)    (1,005)   (104)      (112)    (243)      (237)   (1,379)     (198)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         115       220       (482)      (185)    (18)       (32)     (84)       (69)   (1,320)      (40)
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


          --        --      1,054         68      --         --        4          6         2        10
          --        --        (19)        (9)     --         --       (1)        (2)      (50)       (3)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
          --        --      1,035         59      --         --        3          4       (48)        7
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


         599       402        676        650     212        183       72         69        67       166
        (118)      (65)      (522)      (373)   (150)      (137)     (52)       (45)     (702)      (77)
        ----       ---     ------     ------    ----       ----     ----       ----    ------      ----
         481       337        154        277      62         46       20         24      (635)       89
        ====       ===     ======     ======    ====       ====     ====       ====    ======      ====


--------------------------------------------------------------------------------







                                                         ALGER                    ALGER
                               AIM V.I.                AMERICAN                 AMERICAN
                             INTERNATIONAL              CAPITAL                 SMALLCAP
                             GROWTH FUND--          APPRECIATION--              GROWTH--
                            SERIES I SHARES         CLASS O SHARES           CLASS O SHARES
                         --------------------    --------------------    ----------------------
                          2008(B)      2007        2008        2007        2008         2007
                         ----------------------------------------------------------------------
                                                                                              m
GROUP 1 POLICIES
Units issued...........     63          --          --          --          135             117
Units redeemed.........     (1)         --          --          --         (278)           (255)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     62          --          --          --         (143)           (138)
                            ==          ==          ==          ==         ====            ====

GROUP 2 POLICIES
Units issued...........     69          --          --          --          173             160
Units redeemed.........     (3)         --          --          --         (320)           (242)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     66          --          --          --         (147)            (82)
                            ==          ==          ==          ==         ====            ====

GROUP 3 POLICIES
Units issued...........     --          --          37          13            4               8
Units redeemed.........     --          --          (4)         (2)          (4)            (44)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     --          --          33          11           --             (36)
                            ==          ==          ==          ==         ====            ====

GROUP 4 POLICIES
Units issued...........     86          --          --          --          101             103
Units redeemed.........     (3)         --          --          --          (98)            (43)
                            --          --          --          --         ----            ----
  Net increase
     (decrease)........     83          --          --          --            3              60
                            ==          ==          ==          ==         ====            ====




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







        ALLIANCEBERNSTEIN           AMERICAN
           VPS SMALL/              CENTURY VP               AMERICAN                AMERICAN               CVS CALVERT
          MID CAP VALUE             INFLATION              CENTURY VP              CENTURY VP                SOCIAL
           PORTFOLIO--            PROTECTION--           INTERNATIONAL--             VALUE--                BALANCED
         CLASS A SHARES             CLASS II                CLASS II                CLASS II                PORTFOLIO
      --------------------    --------------------    --------------------    --------------------    --------------------
       2008(B)      2007        2008        2007        2008        2007        2008        2007        2008        2007
      --------------------------------------------------------------------------------------------------------------------


          46          --          --          --          --         --          --           --          14          10
          (2)         --          --          --          --         --          --           --         (14)        (16)
          --          --          --          --         ---         --          --          ---         ---         ---
          44          --          --          --          --         --          --           --          --          (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          41          --          --          --          --         --          --           --          27          20
          (1)         --          --          --          --         --          --           --         (30)        (26)
          --          --          --          --         ---         --          --          ---         ---         ---
          40          --          --          --          --         --          --           --          (3)         (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          --          --           7           5          38         38          29           11          --          --
          --          --          (1)         (2)        (70)        (6)         (2)         (43)         --          --
          --          --          --          --         ---         --          --          ---         ---         ---
          --          --           6           3         (32)        32          27          (32)         --          --
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


          77          --          --          --          --         --          --           --          21          17
          (3)         --          --          --          --         --          --           --         (13)        (23)
          --          --          --          --         ---         --          --          ---         ---         ---
          74          --          --          --          --         --          --           --           8          (6)
          ==          ==          ==          ==         ===         ==          ==          ===         ===         ===


--------------------------------------------------------------------------------








                                                                       DWS DREMAN
                           DREYFUS IP            DREYFUS VIF          SMALL MID CAP
                           TECHNOLOGY            DEVELOPING               VALUE
                            GROWTH--              LEADERS--               VIP--
                         INITIAL SHARES        INITIAL SHARES        CLASS A SHARES
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007     2008(B)      2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      47         60         --         --         11         --
Units redeemed......     (88)       (48)        --         --         --         --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....     (41)        12         --         --         11         --
                         ===        ===         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      58         41         --         --         15         --
Units redeemed......     (58)       (45)        --         --         (1)        --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      --         (4)        --         --         14         --
                         ===        ===         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      15          6         31         33         --         --
Units redeemed......      (2)        (1)        (3)        (5)        --         --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      13          5         28         28         --         --
                         ===        ===         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........     105         86         --         --         25         --
Units redeemed......     (66)       (48)        --         --         (2)        --
                         ---        ---         --         --         --         --
  Net increase
     (decrease).....      39         38         --         --         23         --
                         ===        ===         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          FIDELITY(R)           FIDELITY(R)                                 FIDELITY(R)         FIDELITY(R) VIP
              VIP                   VIP               FIDELITY(R)               VIP               INVESTMENT
        CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--           INDEX 500--          GRADE BOND--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


         296        268        149        128         --         --        --         --         --         --
        (443)      (389)      (208)      (183)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
        (147)      (121)       (59)       (55)        --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         406        391        166        151         --         --        --         --         --         --
        (570)      (465)      (258)      (189)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
        (164)       (74)       (92)       (38)        --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         148        102         42         89        172         63       241         70         19         32
         (14)       (50)        (8)        (4)        (5)        (2)       (9)        (4)       (12)        (3)
        ----       ----       ----       ----        ---         --       ---         --        ---         --
         134         52         34         85        167         61       232         66          7         29
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


         639        572        327        286         --         --        --         --         --         --
        (340)      (202)      (220)      (104)        --         --        --         --         --         --
        ----       ----       ----       ----        ---         --       ---         --        ---         --
         299        370        107        182         --         --        --         --         --         --
        ====       ====       ====       ====        ===         ==       ===         ==        ===         ==


--------------------------------------------------------------------------------







                                                                           JANUS ASPEN
                                                     FIDELITY(R)             SERIES
                               FIDELITY(R)               VIP               BALANCED--
                              VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
                              INITIAL CLASS         INITIAL CLASS            SHARES
                           ------------------    ------------------    ------------------
                             2008       2007       2008       2007       2008       2007
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         --         --         149        162
Units redeemed..........      --         --         --         --        (241)      (310)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --         (92)      (148)
                              ==        ===         ==         ==        ====       ====

GROUP 2 POLICIES
Units issued............      --         --         --         --         447        507
Units redeemed..........      --         --         --         --        (742)      (677)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --        (295)      (170)
                              ==        ===         ==         ==        ====       ====

GROUP 3 POLICIES
Units issued............      33         28         86         80          56         16
Units redeemed..........      (7)       (41)        (5)        (3)         (4)        (9)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      26        (13)        81         77          52          7
                              ==        ===         ==         ==        ====       ====

GROUP 4 POLICIES
Units issued............      --         --         --         --         241        245
Units redeemed..........      --         --         --         --        (163)      (146)
                              --        ---         --         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --          78         99
                              ==        ===         ==         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN         JANUS ASPEN
            SERIES              SERIES
            MID CAP            WORLDWIDE            MFS(R)              MFS(R)              MFS(R)
           GROWTH--            GROWTH--            INVESTORS         NEW DISCOVERY         RESEARCH
         INSTITUTIONAL       INSTITUTIONAL      TRUST SERIES--         SERIES--            SERIES--
            SHARES              SHARES           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007     2008       2007
      --------------------------------------------------------------------------------------------------


         --         --       329        274      --         --       --         --       --         --
         --         --      (503)      (401)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --      (174)      (127)     --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       664        582      --         --       --         --       --         --
         --         --      (949)      (773)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --      (285)      (191)     --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         71          8        74         21       3          9       73         30        6          9
         (2)        (1)       (9)        (4)     (1)        --       (2)        --       (1)        --
         --         --      ----       ----      --         --       --         --       --         --
         69          7        65         17       2          9       71         30        5          9
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       184        135      --         --       --         --       --         --
         --         --       (93)       (67)     --         --       --         --       --         --
         --         --      ----       ----      --         --       --         --       --         --
         --         --        91         68      --         --       --         --       --         --
         ==         ==      ====       ====      ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------






                                                  NEUBERGER
                                                 BERMAN AMT
                             MFS(R)                MID-CAP                PIMCO
                            UTILITIES              GROWTH             GLOBAL BOND--
                            SERIES--             PORTFOLIO--         ADMINISTRATIVE
                          INITIAL CLASS            CLASS I            CLASS SHARES
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007       2008       2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........     117         --         --         --         --         --
Units redeemed......      (2)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     115         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      77         --         --         --         --         --
Units redeemed......      (3)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....      74         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      19         42         28          4         13          5
Units redeemed......     (29)        (1)        (1)        --         (1)        (1)
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     (10)        41         27          4         12          4
                         ===         ==         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........     132         --         --         --         --         --
Units redeemed......      (9)        --         --         --         --         --
                         ---         --         --         --         --         --
  Net increase
     (decrease).....     123         --         --         --         --         --
                         ===         ==         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(a) For Group 3 Policies, represents the period October 16, 2007 (Commencement of Investments) through December 31, 2007.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








             PIMCO                 PIMCO                 PIMCO
        LOW DURATION--         REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
         CLASS SHARES          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2008     2007(A)      2008       2007       2008       2007       2008       2007       2008       2007
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         41         78        125         67
         --         --         --         --         --         --        (23)       (16)       (20)        (9)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         18         62        105         58
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --         47         67         71         59
         --         --         --         --         --         --        (21)       (21)       (17)        (9)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         26         46         54         50
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


          2         --         19          9         48         36         --         --         --         --
         --         --         (3)        (1)        (3)        --         --         --         --         --
         --         --         --         --         --         --        ---        ---        ---        ---
          2         --         16          8         45         36         --         --         --         --
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --        178        130        146         97
         --         --         --         --         --         --        (49)       (27)       (35)       (17)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --        129        103        111         80
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


--------------------------------------------------------------------------------








                                                T. ROWE PRICE            VAN ECK
                          T. ROWE PRICE         LIMITED-TERM            WORLDWIDE
                          EQUITY INCOME             BOND                ABSOLUTE
                            PORTFOLIO             PORTFOLIO              RETURN
                       ------------------    ------------------    ------------------
                         2008       2007       2008       2007       2008       2007
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      117        175        --         --         --         --
Units redeemed......     (191)      (109)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      (74)        66        --         --         --         --
                         ====       ====        ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      185        206        --         --         --         --
Units redeemed......     (307)      (193)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....     (122)        13        --         --         --         --
                         ====       ====        ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........      180         66        26          7         24         28
Units redeemed......      (15)        (9)       (2)        (3)        (1)        (1)
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      165         57        24          4         23         27
                         ====       ====        ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........      404        397        --         --         --         --
Units redeemed......     (303)      (149)       --         --         --         --
                         ----       ----        --         --         --         --
  Net increase
     (decrease).....      101        248        --         --         --         --
                         ====       ====        ==         ==         ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                              VAN KAMPEN          VAN KAMPEN          VAN KAMPEN
                             UIF EMERGING        UIF EMERGING          UIF U.S.
            VAN ECK             MARKETS             MARKETS              REAL
           WORLDWIDE            DEBT--             EQUITY--            ESTATE--
          HARD ASSETS           CLASS I             CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------
        2008       2007     2008       2007     2008       2007     2008       2007
      ------------------------------------------------------------------------------


         142       278       --         --        82         89      76         --
         (92)      (48)      --         --      (184)      (117)     (1)        --
        ----       ---       --         --      ----       ----     ---         --
          50       230       --         --      (102)       (28)     75         --
        ====       ===       ==         ==      ====       ====     ===         ==


         107       206       --         --        79        103      28         --
         (57)      (33)      --         --      (139)       (91)     (1)        --
        ----       ---       --         --      ----       ----     ---         --
          50       173       --         --       (60)        12      27         --
        ====       ===       ==         ==      ====       ====     ===         ==


          20         9       22         15         8         10      13         28
          (8)       (2)      (1)        (1)      (14)        (1)     (3)        (1)
        ----       ---       --         --      ----       ----     ---         --
          12         7       21         14        (6)         9      10         27
        ====       ===       ==         ==      ====       ====     ===         ==


         313       391       --         --       196        152     240         --
        (179)      (56)      --         --      (130)       (53)     (7)        --
        ----       ---       --         --      ----       ----     ---         --
         134       335       --         --        66         99     233         --
        ====       ===       ==         ==      ====       ====     ===         ==


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005 and 2004:





                                                   MAINSTAY VP
                                                   BALANCED--                                  MAINSTAY VP
                                                  INITIAL CLASS                            BOND--INITIAL CLASS
                                     --------------------------------------  -----------------------------------------------
                                       2008      2007      2006      2005      2008      2007      2006      2005      2004
                                     ---------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 2,397   $3,477    $9,094    $7,562    $13,446   $13,105   $12,712   $13,134  $13,637
Units Outstanding..................       272      294       785       718        620       623       639       686      722
Variable Accumulation Unit Value...   $  8.82   $11.82    $11.58    $10.53    $ 21.67   $ 21.03   $ 19.89   $ 19.15  $ 18.88
Total Return.......................    (25.4%)    2.1%      9.9%      5.3%       3.0%      5.8%      3.8%      1.5%     3.4%
Investment Income Ratio............        --     1.9%      2.1%      1.4%       4.3%      3.7%      1.2%      3.2%     3.4%

GROUP 2 POLICIES(b)
Net Assets.........................   $ 1,232   $1,922    $1,618    $1,092    $10,728   $10,731   $10,257   $10,207  $ 9,680
Units Outstanding..................       139      162       139       103        664       686       695       718      694
Variable Accumulation Unit Value...   $  8.89   $11.89    $11.62    $10.55    $ 16.15   $ 15.65   $ 14.76   $ 14.19  $ 13.96
Total Return.......................    (25.2%)    2.3%     10.1%      5.5%       3.2%      6.0%      4.0%      1.7%     3.6%
Investment Income Ratio............        --     2.4%      2.1%      2.4%       4.3%      3.6%      1.2%      3.3%     3.8%

GROUP 3 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $ 1,300   $ 1,170   $   589   $   379  $   528
Units Outstanding..................        --       --        --        --         92        86        46        31       44
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $ 14.11   $ 13.60   $ 12.77   $ 12.21  $ 11.95
Total Return.......................        --       --        --        --       3.7%      6.5%      4.6%      2.2%     4.1%
Investment Income Ratio............        --       --        --        --       4.6%      4.4%      1.7%      3.1%     4.4%

GROUP 4 POLICIES
Net Assets.........................   $ 3,601   $4,525    $2,846    $1,040    $ 6,760   $ 5,345   $ 4,651   $ 3,851  $ 2,747
Units Outstanding..................       398      375       243        97        495       402       374       323      236
Variable Accumulation Unit Value...   $  9.05   $12.05    $11.72    $10.58    $ 13.76   $ 13.27   $ 12.45   $ 11.91  $ 11.66
Total Return.......................    (24.9%)    2.8%     10.7%      5.8%       3.7%      6.5%      4.5%      2.2%     4.1%
Investment Income Ratio............        --     2.6%      2.6%      2.4%       4.6%      3.7%      1.3%      3.6%     4.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
             CAPITAL APPRECIATION--INITIAL CLASS                        CASH MANAGEMENT
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------


       $94,367  $168,430  $164,993  $171,702  $174,254   $19,578   $15,062   $12,191   $13,394  $15,071
         6,370     6,895     7,540     8,138     8,889    12,062     9,719     8,188     9,325   10,726
       $ 14.83  $  24.43  $  21.89  $  21.11  $  19.60   $  1.58   $  1.55   $  1.49   $  1.44  $  1.41
        (39.3%)    11.6%      3.7%      7.7%      3.4%      1.5%      4.1%      3.9%      2.2%     0.1%
          0.6%      0.1%      0.4%        --      0.3%      2.1%      4.7%      4.5%      2.8%     0.8%


       $34,846  $ 60,491  $ 57,500  $ 57,246  $ 53,193   $18,204   $11,840   $10,665   $10,937  $11,507
         6,165     6,509     6,922     7,159     7,176    14,447     9,549     8,981     9,578   10,323
       $  5.65  $   9.29  $   8.31  $   8.00  $   7.41   $  1.26   $  1.24   $  1.19   $  1.14  $  1.11
        (39.2%)    11.8%      3.9%      7.9%      3.6%      1.7%      4.3%      4.1%      2.4%     0.3%
          0.6%      0.1%      0.4%        --      0.3%      2.1%      4.7%      4.5%      2.9%     0.8%


       $   399  $    462  $    226  $    287  $    249   $23,952   $13,676   $ 4,592   $ 3,214  $ 2,255
            54        39        21        28        26    19,944    11,638     4,097     2,999    2,166
       $  7.33  $  11.99  $  10.67  $  10.21  $   9.42   $  1.20   $  1.18   $  1.12   $  1.07  $  1.04
        (38.9%)    12.4%      4.4%      8.4%      4.2%      2.2%      4.8%      4.6%      3.0%     0.8%
          0.8%      0.4%      0.4%        --      0.3%      2.0%      4.5%      4.4%      2.9%     0.8%


       $ 5,164  $  8,000  $  6,488  $  5,305  $  3,823   $19,750   $ 9,963   $ 5,943   $ 6,478  $ 4,412
           628       594       542       463       362    16,778     8,603     5,397     6,170    4,317
       $  8.22  $  13.45  $  11.97  $  11.46  $  10.57   $  1.18   $  1.15   $  1.10   $  1.05  $  1.02
        (38.9%)    12.4%      4.4%      8.4%      4.2%      2.2%      4.8%      4.6%      3.0%     0.8%
          0.6%      0.1%      0.4%        --      0.3%      1.9%      4.6%      4.5%      3.0%     0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                              MAINSTAY VP
                                                                                             CONSERVATIVE
                                                        MAINSTAY VP                          ALLOCATION--
                                                COMMON STOCK--INITIAL CLASS                  INITIAL CLASS
                                     ------------------------------------------------  ------------------------
                                       2008      2007      2006      2005      2004      2008     2007    2006
                                     --------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $41,295   $70,276   $71,216   $65,300   $65,117   $ 1,643  $1,264  $  990
Units Outstanding..................     1,875     2,017     2,133     2,264     2,413       177     110      92
Variable Accumulation Unit Value...   $ 22.02   $ 34.85   $ 33.38   $ 28.86   $ 26.99   $  9.30  $11.48  $10.75
Total Return.......................    (36.8%)     4.4%     15.7%      6.9%     10.1%    (19.0%)   6.7%    7.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.4%      0.1%    2.8%    1.9%

GROUP 2 POLICIES(b)
Net Assets.........................   $22,028   $37,367   $37,206   $32,781   $30,884   $   817  $  416  $  243
Units Outstanding..................     2,635     2,829     2,949     3,010     3,038        87      36      23
Variable Accumulation Unit Value...   $  8.36   $ 13.21   $ 12.62   $ 10.89   $ 10.16   $  9.25  $11.40  $10.65
Total Return.......................    (36.7%)     4.6%     15.9%      7.1%     10.3%    (18.8%)   7.0%    6.5%
Investment Income Ratio............      1.5%      1.2%      0.6%      1.0%      1.5%      0.2%    3.2%    2.9%

GROUP 3 POLICIES
Net Assets.........................   $   706   $   880   $   712   $   437   $   342   $    --  $   --  $   --
Units Outstanding..................        82        65        55        40        33        --      --      --
Variable Accumulation Unit Value...   $  8.60   $ 13.51   $ 12.85   $ 11.03   $ 10.25   $    --  $   --  $   --
Total Return.......................    (36.4%)     5.1%     16.5%      7.7%     10.9%        --      --      --
Investment Income Ratio............      1.7%      1.3%      0.7%      1.1%      1.8%        --      --      --

GROUP 4 POLICIES
Net Assets.........................   $ 5,255   $ 7,761   $ 6,331   $ 4,474   $ 3,337   $ 1,523  $  961  $  245
Units Outstanding..................       534       502       431       355       285       161      80      23
Variable Accumulation Unit Value...   $  9.83   $ 15.46   $ 14.70   $ 12.62   $ 11.72   $  9.39  $11.51  $10.71
Total Return.......................    (36.4%)     5.1%     16.5%      7.7%     10.9%    (18.4%)   7.5%    7.1%
Investment Income Ratio............      1.6%      1.3%      0.6%      1.1%      1.8%      0.1%    4.1%    2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



---------------------------------------------------------------------------








                                                                 MAINSTAY VP
                         MAINSTAY VP                           FLOATING RATE--
                 CONVERTIBLE--INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------------------
        2008      2007      2006      2005      2004      2008      2007      2006
      ------------------------------------------------------------------------------


       $ 7,724   $12,342   $11,002   $10,737   $11,056   $ 1,458   $2,345    $26,514
           484       503       512       548       597       175      216      2,480
       $ 15.97   $ 24.52   $ 21.50   $ 19.60   $ 18.52   $  8.35   $10.89    $ 10.69
        (34.9%)    14.1%      9.6%      5.9%      5.4%    (23.3%)    1.8%       5.2%
          2.1%      2.3%      2.3%      1.5%      2.1%      5.3%     6.6%       6.3%


       $12,604   $21,168   $19,175   $17,963   $16,830   $ 1,238   $1,619    $ 1,472
         1,114     1,221     1,264     1,301     1,293       147      148        137
       $ 11.31   $ 17.34   $ 15.17   $ 13.81   $ 13.02   $  8.41   $10.95    $ 10.73
        (34.7%)    14.3%      9.9%      6.1%      5.6%    (23.2%)    2.0%       5.5%
          2.1%      2.3%      2.4%      1.6%      2.1%      5.3%     6.5%       6.4%


       $   433   $   481   $   331   $   287   $   259   $   877   $1,000    $   611
            40        29        23        22        21       107       94         59
       $ 10.88   $ 16.60   $ 14.45   $ 13.09   $ 12.27   $  8.19   $10.61    $ 10.34
        (34.4%)    14.9%     10.4%      6.6%      6.1%    (22.8%)    2.6%       3.4%
          2.6%      2.5%      2.6%      1.7%      2.2%      5.3%     6.5%       5.9%


       $ 6,483   $ 8,552   $ 6,526   $ 5,298   $ 3,837   $ 2,249   $2,827    $ 2,131
           590       510       448       400       310       262      255        197
       $ 10.98   $ 16.75   $ 14.58   $ 13.21   $ 12.39   $  8.57   $11.10    $ 10.82
        (34.4%)    14.9%     10.4%      6.6%      6.1%    (22.8%)    2.6%       6.0%
          2.4%      2.3%      2.6%      1.8%      2.5%      5.3%     6.5%       6.1%

      MAINSTAY
         VP
      FLOATING
       RATE--
       INITIAL                    MAINSTAY VP
        CLASS              GOVERNMENT--INITIAL CLASS
      --------  ----------------------------------------------
        2005      2008      2007      2006      2005     2004
      --------------------------------------------------------

       $24,081   $10,112   $8,394    $8,512   $10,877  $11,676
         2,370       472      428       460       607      662
       $ 10.16   $ 21.39   $19.62    $18.52   $ 17.92  $ 17.63
          1.6%      9.0%     5.9%      3.3%      1.7%     2.6%
          4.7%      3.2%     4.9%      0.8%      3.1%     4.1%

       $   594   $ 7,349   $6,014    $5,969   $ 6,082  $ 5,839
            57       443      396       417       439      431
       $ 10.18   $ 16.59   $15.19    $14.31   $ 13.82  $ 13.56
          1.8%      9.3%     6.2%      3.5%      1.9%     2.8%
          5.1%      3.1%     4.9%      1.0%      3.3%     4.2%

       $    --   $   557   $  414    $  377   $   185  $   165
            --        39       32        31        16       14
       $    --   $ 14.29   $13.01    $12.20   $ 11.72  $ 11.45
            --      9.8%     6.7%      4.1%      2.4%     3.3%
            --      4.2%     4.9%      1.7%      3.3%     4.6%

       $   340   $ 6,605   $4,028    $3,574   $ 2,952  $ 2,413
            33       475      312       299       257      215
       $ 10.21   $ 14.02   $12.77    $11.97   $ 11.50  $ 11.24
          2.1%      9.8%     6.7%      4.0%      2.4%     3.3%
          4.5%      3.4%     4.9%      1.1%      3.4%     4.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                              MAINSTAY VP
                                                GROWTH                                MAINSTAY VP
                                             ALLOCATION--                             HIGH YIELD
                                             INITIAL CLASS                   CORPORATE BOND--INITIAL CLASS
                                     ----------------------------  ------------------------------------------------
                                       2008      2007      2006      2008      2007      2006      2005      2004
                                     ------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 5,332   $6,400    $2,781    $35,074   $52,218   $55,006   $51,635   $53,870
Units Outstanding..................       702      521       249      1,647     1,848     1,980     2,057     2,203
Variable Accumulation Unit Value...   $  7.59   $12.25    $11.17    $ 21.29   $ 28.25   $ 27.81   $ 24.99   $ 24.45
Total Return.......................    (38.0%)    9.6%     11.7%     (24.6%)     1.6%     11.2%      2.2%     11.9%
Investment Income Ratio............      0.7%     1.5%      1.4%       9.1%      6.5%      2.0%      6.0%      7.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $ 3,085   $3,803    $2,018    $18,920   $27,662   $27,950   $25,483   $24,317
Units Outstanding..................       411      315       183      1,377     1,521     1,564     1,589     1,554
Variable Accumulation Unit Value...   $  7.52   $12.10    $11.02    $ 13.73   $ 18.19   $ 17.87   $ 16.03   $ 15.65
Total Return.......................    (37.9%)    9.9%     10.2%     (24.5%)     1.8%     11.5%      2.4%     12.2%
Investment Income Ratio............      0.7%     1.3%      1.6%       9.2%      6.6%      2.0%      5.9%      7.6%

GROUP 3 POLICIES
Net Assets.........................   $    --   $   --    $   --    $ 2,880   $ 1,901   $ 1,125   $   558   $   544
Units Outstanding..................        --       --        --        204       102        62        34        34
Variable Accumulation Unit Value...   $    --   $   --    $   --    $ 14.13   $ 18.62   $ 18.20   $ 16.25   $ 15.78
Total Return.......................        --       --        --     (24.1%)     2.3%     12.0%      2.9%     12.7%
Investment Income Ratio............        --       --        --      12.8%      7.5%      2.9%      6.0%      6.5%

GROUP 4 POLICIES
Net Assets.........................   $ 7,277   $6,916    $2,507    $19,252   $24,110   $19,819   $14,260   $ 8,986
Units Outstanding..................       968      565       226      1,427     1,354     1,141       920       597
Variable Accumulation Unit Value...   $  7.63   $12.22    $11.07    $ 13.48   $ 17.77   $ 17.37   $ 15.50   $ 15.06
Total Return.......................    (37.6%)   10.4%     10.7%     (24.1%)     2.3%     12.0%      2.9%     12.7%
Investment Income Ratio............      0.8%     1.6%      1.7%      10.1%      7.0%      2.2%      7.0%      9.5%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
              ICAP SELECT EQUITY--INITIAL CLASS                  INCOME & GROWTH--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $32,766   $ 7,024   $2,833    $2,171    $1,805      $--       $--     $2,963    $1,909    $1,780
         3,799       504      216       195       171       --        --        252       188       183
       $  8.62   $ 13.92   $13.12    $11.07    $10.57      $--       $--     $11.77    $10.14    $ 9.75
        (38.0%)     6.1%    18.5%      4.7%     10.6%       --        --      16.0%      4.0%     11.9%
          0.8%      0.6%     0.3%      1.0%      1.1%       --        --       0.8%      1.2%      1.9%


       $20,598   $12,629   $6,304    $5,881    $5,346      $--       $--     $5,062    $4,480    $4,141
         2,221       845      449       497       474       --        --        411       423       407
       $  9.28   $ 14.94   $14.05    $11.83    $11.28      $--       $--     $12.31    $10.59    $10.16
        (37.9%)     6.3%    18.7%      4.9%     10.8%       --        --      16.3%      4.2%     12.1%
          0.6%      0.6%     0.3%      1.0%      1.1%       --        --       0.6%      1.2%      1.9%


       $ 1,038   $   425   $  165    $  132    $  118      $--       $--     $  108    $   92    $   91
           105        27       11        11        10       --        --          7         7         8
       $  9.87   $ 15.81   $14.80    $12.40    $11.76      $--       $--     $14.50    $12.41    $11.86
        (37.6%)     6.9%    19.3%      5.4%     11.4%       --        --      16.8%      4.7%     12.7%
          0.7%      0.6%     0.3%      0.9%      1.0%       --        --       0.6%      1.1%      0.7%


       $13,396   $ 7,866   $2,594    $1,796    $1,234      $--       $--     $2,272    $1,557    $  899
         1,342       493      174       144       104       --        --        148       118        72
       $  9.94   $ 15.92   $14.90    $12.49    $11.85      $--       $--     $15.36    $13.14    $12.55
        (37.6%)     6.9%    19.3%      5.4%     11.4%       --        --      16.9%      4.7%     12.7%
          0.6%      0.7%     0.3%      1.0%      1.4%       --        --       0.7%      1.4%      2.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                            INTERNATIONAL EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $19,246   $29,329   $27,357   $19,433   $13,646
Units Outstanding..................       951     1,071     1,039       962       725
Variable Accumulation Unit Value...   $ 20.24   $ 27.42   $ 26.32   $ 20.18   $ 18.82
Total Return.......................    (26.2%)     4.2%     30.4%      7.2%     16.5%
Investment Income Ratio............      1.4%      0.7%      0.3%      1.9%      1.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $12,336   $18,672   $16,481   $10,159   $ 6,258
Units Outstanding..................       983     1,099     1,011       830       540
Variable Accumulation Unit Value...   $ 12.56   $ 16.98   $ 16.26   $ 12.44   $ 11.58
Total Return.......................    (26.0%)     4.4%     30.7%      7.5%     16.8%
Investment Income Ratio............      1.4%      0.7%      0.3%      2.0%      1.2%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $15,898   $19,316   $13,667   $ 5,891   $ 2,665
Units Outstanding..................     1,024       924       686       388       190
Variable Accumulation Unit Value...   $ 15.53   $ 20.89   $ 19.91   $ 15.16   $ 14.04
Total Return.......................    (25.7%)     4.9%     31.3%      8.0%     17.3%
Investment Income Ratio............      1.5%      0.7%      0.4%      2.2%      1.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
               LARGE CAP GROWTH--INITIAL CLASS                    MID CAP CORE--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------


       $ 4,074   $ 5,670   $ 3,636   $ 3,170   $ 3,483   $ 6,950   $13,177   $12,614   $9,347   $11,787
           747       632       489       454       517       668       725       725      612       890
       $  5.45   $  8.97   $  7.44   $  6.99   $  6.74   $ 10.41   $ 18.14   $ 17.40   $15.24   $ 13.25
        (39.2%)    20.5%      6.5%      3.6%     (3.0%)   (42.6%)     4.3%     14.1%    15.1%     21.4%
          0.1%        --      0.1%        --      0.2%      0.3%      0.4%        --     0.5%      0.6%


       $ 9,538   $15,653   $12,902   $12,396   $12,186   $ 5,627   $10,340   $ 9,451   $7,371   $ 3,914
         1,280     1,279     1,273     1,305     1,332       529       559       534      476       292
       $  7.45   $ 12.24   $ 10.13   $  9.50   $  9.15   $ 10.63   $ 18.50   $ 17.70   $15.48   $ 13.43
        (39.1%)    20.7%      6.7%      3.8%     (2.8%)   (42.5%)     4.5%     14.4%    15.3%     21.6%
          0.1%        --      0.1%        --      0.2%      0.3%      0.4%        --     0.7%      0.7%


       $   611   $   487   $   242   $   255   $   214   $    --   $    --   $    --   $   --   $    --
            81        39        24        27        24        --        --        --       --        --
       $  7.55   $ 12.33   $ 10.16   $  9.48   $  9.08   $    --   $    --   $    --   $   --   $    --
        (38.8%)    21.3%      7.2%      4.3%     (2.3%)       --        --        --       --        --
          0.1%        --      0.1%        --      0.3%        --        --        --       --        --


       $ 4,400   $ 5,106   $ 2,756   $ 1,710   $ 1,257   $ 8,926   $13,563   $ 9,877   $5,976   $ 2,594
           514       363       239       158       122       777       680       521      363       183
       $  8.55   $ 13.97   $ 11.51   $ 10.74   $ 10.29   $ 11.49   $ 19.88   $ 18.93   $16.47   $ 14.21
        (38.8%)    21.3%      7.2%      4.3%     (2.3%)   (42.2%)     5.0%     15.0%    15.9%     22.2%
          0.1%        --      0.2%        --      0.3%      0.4%      0.4%        --     0.7%      0.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               MID CAP GROWTH--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 6,889   $13,698   $12,628   $11,166   $11,789
Units Outstanding..................       763       834       886       846     1,041
Variable Accumulation Unit Value...   $  9.03   $ 16.43   $ 14.29   $ 13.17   $ 11.33
Total Return.......................    (45.0%)    15.0%      8.5%     16.3%     21.8%
Investment Income Ratio............        --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 7,543   $14,418   $12,688   $10,811   $ 6,775
Units Outstanding..................       795       837       849       785       574
Variable Accumulation Unit Value...   $  9.49   $ 17.23   $ 14.96   $ 13.76   $ 11.81
Total Return.......................    (44.9%)    15.2%      8.7%     16.5%     22.0%
Investment Income Ratio............        --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $11,441   $19,538   $14,375   $ 9,842   $ 4,691
Units Outstanding..................     1,048       990       844       631       353
Variable Accumulation Unit Value...   $ 10.91   $ 19.71   $ 17.03   $ 15.58   $ 13.31
Total Return.......................    (44.7%)    15.8%      9.2%     17.1%     22.6%
Investment Income Ratio............        --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                             MAINSTAY VP
                                                                 MAINSTAY VP               MODERATE GROWTH
                         MAINSTAY VP                        MODERATE ALLOCATION--           ALLOCATION--
                MID CAP VALUE--INITIAL CLASS                    INITIAL CLASS               INITIAL CLASS
      ------------------------------------------------  ----------------------------  ------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2008     2007    2006
      --------------------------------------------------------------------------------------------------------


       $ 7,931   $13,762   $14,697   $13,143   $14,820   $ 4,810   $4,594    $1,874    $ 7,857  $8,640  $4,635
           810       943       988     1,001     1,185       548      389       172        970     713     417
       $  9.79   $ 14.60   $ 14.87   $ 13.13   $ 12.51   $  8.76   $11.80    $10.92    $  8.10  $12.08  $11.12
        (32.9%)    (1.8%)    13.3%      5.0%     16.7%    (25.7%)    8.0%      9.2%     (33.0%)   8.6%   11.2%
          1.6%      1.0%      0.1%      0.8%      1.0%      0.4%     3.0%      1.9%       0.7%    2.2%    2.3%


       $ 7,941   $12,857   $13,592   $12,092   $ 9,228   $ 2,986   $3,126    $1,939    $ 4,779  $5,768  $2,881
           799       871       906       912       733       343      267       179        596     481     261
       $  9.93   $ 14.78   $ 15.03   $ 13.24   $ 12.59   $  8.71   $11.71    $10.82    $  8.00  $11.92  $10.95
        (32.8%)    (1.6%)    13.5%      5.2%     17.0%    (25.6%)    8.2%      8.2%     (32.8%)   8.9%    9.5%
          1.7%      1.0%      0.1%      0.9%      1.0%      0.4%     2.9%      2.1%       0.6%    2.3%    2.1%


       $    --   $    --   $    --   $    --   $    --   $    --   $   --    $   --    $    --  $   --  $   --
            --        --        --        --        --        --       --        --         --      --      --
       $    --   $    --   $    --   $    --   $    --   $    --   $   --    $   --    $    --  $   --  $   --
            --        --        --        --        --        --       --        --         --      --      --
            --        --        --        --        --        --       --        --         --      --      --


       $ 9,597   $13,587   $12,305   $ 8,702   $ 4,862   $ 4,882   $4,008    $1,551    $ 8,882  $7,316  $2,942
           937       893       801       646       381       546      336       142      1,084     603     266
       $ 10.26   $ 15.19   $ 15.36   $ 13.47   $ 12.75   $  8.90   $11.90    $10.95    $  8.17  $12.10  $11.06
        (32.5%)    (1.1%)    14.0%      5.7%     17.5%    (25.2%)    8.7%      9.5%     (32.5%)   9.4%   10.6%
          1.7%      1.0%      0.1%      0.9%      1.2%      0.4%     3.1%      3.4%       0.7%    2.4%    2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               S&P 500 INDEX--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $90,435  $154,823  $157,043  $145,879  $146,432
Units Outstanding..................     3,882     4,156     4,402     4,688     4,895
Variable Accumulation Unit Value...   $ 23.32  $  37.28  $  35.68  $  31.13  $  29.91
Total Return.......................    (37.5%)     4.5%     14.6%      4.1%      9.7%
Investment Income Ratio............      2.3%      1.6%      0.5%      1.2%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $49,993  $ 85,692  $ 83,998  $ 74,782  $ 69,081
Units Outstanding..................     6,478     6,960     7,145     7,305     7,035
Variable Accumulation Unit Value...   $  7.72  $  12.31  $  11.76  $  10.24  $   9.82
Total Return.......................    (37.3%)     4.7%     14.9%      4.3%      9.9%
Investment Income Ratio............      2.3%      1.6%      0.5%      1.2%      1.7%

GROUP 3 POLICIES
Net Assets.........................   $11,939  $  4,322  $  3,318  $    623  $    817
Units Outstanding..................     1,341       306       247        53        74
Variable Accumulation Unit Value...   $  8.90  $  14.14  $  13.43  $  11.64  $  11.11
Total Return.......................    (37.0%)     5.2%     15.4%      4.8%     10.5%
Investment Income Ratio............      2.4%      1.8%      1.0%      1.1%      1.6%

GROUP 4 POLICIES
Net Assets.........................   $27,617  $ 41,534  $ 35,383  $ 27,317  $ 18,720
Units Outstanding..................     2,847     2,693     2,416     2,155     1,547
Variable Accumulation Unit Value...   $  9.70  $  15.40  $  14.64  $  12.68  $  12.10
Total Return.......................    (37.0%)     5.2%     15.5%      4.8%     10.5%
Investment Income Ratio............      2.4%      1.7%      0.6%      1.4%      2.2%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
               SMALL CAP GROWTH--INITIAL CLASS                    TOTAL RETURN--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      -------------------------------------------------------------------------------------------------



       $ 2,707   $5,034    $6,147    $5,817    $10,272   $29,892   $44,164   $44,324   $43,324  $44,038
           407      452       534       529        967     1,621     1,738     1,863     1,981    2,129
       $  6.65   $11.15    $11.60    $10.98    $ 10.63   $ 18.43   $ 25.40   $ 23.79   $ 21.88  $ 20.69
        (40.3%)   (3.9%)     5.6%      3.3%       8.6%    (27.4%)     6.8%      8.7%      5.8%     5.6%
            --       --        --        --         --      3.3%      2.2%      0.6%      1.5%     1.7%


       $ 3,805   $6,580    $7,215    $7,581    $ 6,396   $10,803   $15,890   $15,673   $14,630  $13,594
           552      570       602       668        585     1,188     1,272     1,341     1,365    1,343
       $  6.90   $11.54    $11.98    $11.32    $ 10.93   $  9.09   $ 12.50   $ 11.69   $ 10.73  $ 10.12
        (40.2%)   (3.7%)     5.8%      3.5%       8.9%    (27.3%)     7.0%      8.9%      6.0%     5.8%
            --       --        --        --         --      3.3%      2.2%      0.6%      1.6%     1.8%


       $    --   $   --    $   --    $   --    $    --   $   208   $   240   $   172   $   108  $   101
            --       --        --        --         --        21        18        14         9        9
       $    --   $   --    $   --    $   --    $    --   $  9.97   $ 13.64   $ 12.69   $ 11.59  $ 10.88
            --       --        --        --         --    (26.9%)     7.5%      9.5%      6.5%     6.4%
            --       --        --        --         --      3.3%      2.2%      0.8%      1.6%     1.7%


       $ 5,636   $8,554    $8,191    $6,400    $ 3,819   $ 3,176   $ 4,065   $ 3,461   $ 2,669  $ 1,898
           692      630       584       486        301       301       281       257       218      165
       $  8.15   $13.57    $14.02    $13.18    $ 12.67   $ 10.56   $ 14.46   $ 13.45   $ 12.28  $ 11.53
        (39.9%)   (3.2%)     6.3%      4.1%       9.4%    (26.9%)     7.5%      9.5%      6.5%     6.4%
            --       --        --        --         --      3.5%      2.3%      0.7%      1.8%     2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                           AIM V.I.
                                                                                        INTERNATIONAL
                                                        MAINSTAY VP                     GROWTH FUND--
                                                   VALUE--INITIAL CLASS                SERIES I SHARES
                                     ------------------------------------------------  ---------------
                                       2008      2007      2006      2005      2004          2008
                                     -----------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................     $--     $49,351   $51,068   $45,082   $44,899       $   379
Units Outstanding..................      --       1,786     1,876     1,955     2,054            62
Variable Accumulation Unit Value...     $--     $ 27.62   $ 27.22   $ 23.06   $ 21.86       $  6.10
Total Return.......................      --        1.5%     18.0%      5.5%     10.5%        (39.0%)
Investment Income Ratio............      --        1.6%      0.4%      1.2%      1.2%          2.0%

GROUP 2 POLICIES(b)
Net Assets.........................     $--     $21,948   $22,221   $19,019   $17,691       $   415
Units Outstanding..................      --       1,320     1,360     1,376     1,353            66
Variable Accumulation Unit Value...     $--     $ 16.62   $ 16.35   $ 13.82   $ 13.08       $  6.24
Total Return.......................      --        1.7%     18.3%      5.7%     10.7%        (37.6%)
Investment Income Ratio............      --        1.6%      0.4%      1.2%      1.2%          1.9%

GROUP 3 POLICIES
Net Assets.........................     $--     $   697   $   588   $ 1,123   $ 1,036       $    --
Units Outstanding..................      --          48        41        94        92            --
Variable Accumulation Unit Value...     $--     $ 14.52   $ 14.21   $ 11.95   $ 11.25       $    --
Total Return.......................      --        2.2%     18.9%      6.2%     11.3%            --
Investment Income Ratio............      --        1.7%      0.3%      1.3%      1.6%            --

GROUP 4 POLICIES
Net Assets.........................     $--     $ 9,409   $ 7,915   $ 5,490   $ 3,975       $   524
Units Outstanding..................      --         635       546       450       346            83
Variable Accumulation Unit Value...     $--     $ 14.81   $ 14.50   $ 12.19   $ 11.48       $  6.31
Total Return.......................      --        2.2%     18.9%      6.2%     11.3%        (36.9%)
Investment Income Ratio............      --        1.7%      0.4%      1.4%      1.4%          1.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
            CAPITAL APPRECIATION--CLASS O SHARES                 SMALLCAP GROWTH--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $11,378   $23,986   $22,637   $19,086   $16,480
            --       --        --        --        --      1,264     1,407     1,545     1,552     1,556
       $    --   $   --    $   --    $   --    $   --    $  9.04   $ 17.05   $ 14.65   $ 12.29   $ 10.59
            --       --        --        --        --     (47.0%)    16.4%     19.2%     16.1%     15.8%
            --       --        --        --        --         --        --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $10,064   $20,855   $18,785   $15,527   $12,816
            --       --        --        --        --      1,461     1,608     1,690     1,668     1,601
       $    --   $   --    $   --    $   --    $   --    $  6.89   $ 12.97   $ 11.11   $  9.31   $  8.00
            --       --        --        --        --     (46.9%)    16.7%     19.4%     16.3%     16.0%
            --       --        --        --        --         --        --        --        --        --


       $   697   $  489    $  178    $   76    $   64    $   490   $   907   $ 1,408   $ 1,522   $ 1,311
            54       21        10         5         5         44        44        80       103       104
       $ 12.90   $23.51    $17.61    $14.76    $12.90    $ 11.08   $ 20.75   $ 17.70   $ 14.75   $ 12.62
        (45.1%)   33.5%     19.3%     14.4%      8.2%     (46.6%)    17.2%     20.0%     16.9%     16.6%
            --       --        --        --        --         --        --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $ 4,255   $ 7,920   $ 5,601   $ 3,021   $ 1,704
            --       --        --        --        --        354       351       291       188       124
       $    --   $   --    $   --    $   --    $   --    $ 12.05   $ 22.57   $ 19.25   $ 16.04   $ 13.72
            --       --        --        --        --     (46.6%)    17.2%     20.0%     16.9%     16.6%
            --       --        --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                     ALLIANCEBERNSTEIN
                                         VPS SMALL/
                                       MID CAP VALUE                    AMERICAN CENTURY
                                        PORTFOLIO--                       VP INFLATION
                                       CLASS A SHARES                 PROTECTION--CLASS II
                                     -----------------  ------------------------------------------------
                                            2008          2008      2007      2006      2005      2004
                                     -------------------------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................       $   268        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            44            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.16        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (38.4%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................       $   248        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            40            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.13        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (38.7%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................       $    --        $  136    $   75    $   32    $    6    $    1
Units Outstanding..................            --            12         6         3        --        --
Variable Accumulation Unit Value...       $    --        $11.56    $11.75    $10.73    $10.55    $10.39
Total Return.......................            --         (1.6%)     9.5%      1.6%      1.6%      3.9%
Investment Income Ratio............            --          4.5%      4.4%      3.1%      5.4%      4.6%

GROUP 4 POLICIES
Net Assets.........................       $   477        $   --    $   --    $   --    $   --    $   --
Units Outstanding..................            74            --        --        --        --        --
Variable Accumulation Unit Value...       $  6.36        $   --    $   --    $   --    $   --    $   --
Total Return.......................        (36.4%)           --        --        --        --        --
Investment Income Ratio............            --            --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                     AMERICAN CENTURY VP                               AMERICAN CENTURY VP
                   INTERNATIONAL--CLASS II                               VALUE--CLASS II
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $ 1,100   $2,730    $1,691    $  119    $   53    $   943   $  843    $1,448    $  290    $  973
            87      119        87         8         4         76       49        81        19        67
       $ 12.60   $22.87    $19.39    $15.55    $13.74    $ 12.47   $17.03    $17.98    $15.18    $14.48
        (44.9%)   17.9%     24.7%     13.1%     14.8%     (26.8%)   (5.3%)    18.5%      4.9%     14.2%
          0.5%     0.5%      0.3%      0.7%      3.0%       2.1%     1.8%      0.5%      1.6%      0.4%


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------










                                                                                                   DREYFUS IP
                                                     CVS CALVERT                              TECHNOLOGY GROWTH--
                                              SOCIAL BALANCED PORTFOLIO                          INITIAL SHARES
                                     -------------------------------------------  -------------------------------------------
                                       2008     2007     2006     2005     2004     2008     2007     2006     2005     2004
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $ 1,170   $1,713   $1,773   $1,642   $1,518  $ 1,776   $3,475   $2,964   $2,819   $3,086
Units Outstanding..................       98       98      104      104      101      284      325      313      311      351
Variable Accumulation Unit Value...  $ 11.90   $17.45   $17.10   $15.84   $15.09  $  6.24   $10.69   $ 9.38   $ 9.06   $ 8.79
Total Return.......................   (31.8%)    2.0%     8.0%     4.9%     7.5%   (41.6%)   13.9%     3.6%     3.1%    (0.2%)
Investment Income Ratio............     2.6%     2.4%     2.4%     1.9%     1.7%       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................  $ 1,463   $2,183   $2,203   $2,069   $1,962  $ 1,954   $3,329   $2,963   $2,785   $2,429
Units Outstanding..................      172      175      181      184      183      299      299      303      296      266
Variable Accumulation Unit Value...  $  8.50   $12.44   $12.17   $11.25   $10.70  $  6.54   $11.17   $ 9.78   $ 9.43   $ 9.13
Total Return.......................   (31.7%)    2.2%     8.2%     5.1%     7.7%   (41.5%)   14.2%     3.8%     3.3%     0.0%
Investment Income Ratio............     2.6%     2.4%     2.3%     1.8%     1.8%       --       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................  $    --   $   --   $   --   $   --   $   --  $   251   $  242   $  154   $   63   $   75
Units Outstanding..................       --       --       --       --       --       30       17       12        5        6
Variable Accumulation Unit Value...  $    --   $   --   $   --   $   --   $   --  $  8.45   $14.36   $12.52   $12.00   $11.56
Total Return.......................       --       --       --       --       --   (41.2%)   14.7%     4.3%     3.8%     0.5%
Investment Income Ratio............       --       --       --       --       --       --       --       --       --       --

GROUP 4 POLICIES
Net Assets.........................  $   716   $  937   $  979   $  755   $  451  $ 2,861   $4,303   $3,251   $2,514   $1,641
Units Outstanding..................       73       65       71       59       37      336      297      259      208      141
Variable Accumulation Unit Value...  $  9.76   $14.21   $13.83   $12.71   $12.03  $  8.50   $14.46   $12.60   $12.08   $11.64
Total Return.......................   (31.3%)    2.8%     8.8%     5.7%     8.3%   (41.2%)   14.7%     4.3%     3.8%     0.5%
Investment Income Ratio............     2.7%     2.3%     2.6%     2.2%     2.4%       --       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------








                                                            DWS DREMAN
                        DREYFUS VIF                    SMALL MID CAP VALUE
                    DEVELOPING LEADERS--                    VIP--CLASS                         FIDELITY(R) VIP
                       INITIAL SHARES                        A SHARES                    CONTRAFUND(R)--INITIAL CLASS
      -----------------------------------------------  -------------------  -----------------------------------------------------
        2008     2007      2006      2005      2004            2008           2008      2007      2006      2005      2004
      ---------------------------------------------------------------------------------------------------------------------------


      $    --   $    --   $   --    $   --    $   --          $    73        $58,105  $106,766   $94,769   $87,169   $71,268
           --        --       --        --        --               11          3,121     3,268     3,389     3,455     3,282
      $    --   $    --   $   --    $   --    $   --          $  6.88        $ 18.65  $  32.66   $ 27.97   $ 25.21   $ 21.71
           --        --       --        --        --           (31.2%)        (42.9%)    16.8%     10.9%     16.1%     14.7%
           --        --       --        --        --               --           1.0%      1.0%      1.3%      0.3%      0.3%


      $    --   $    --   $   --    $   --    $   --          $    96        $37,491  $ 68,721   $59,914   $53,530   $40,911
           --        --       --        --        --               14          3,403     3,567     3,641     3,613     3,214
      $    --   $    --   $   --    $   --    $   --          $  6.98        $ 11.02  $  19.26   $ 16.46   $ 14.81   $ 12.73
           --        --       --        --        --           (30.2%)        (42.8%)    17.0%     11.2%     16.4%     14.9%
           --        --       --        --        --               --           1.0%      1.0%      1.3%      0.3%      0.3%


      $   966   $ 1,161   $  875    $  326    $  279          $    --        $ 5,558  $  6,943   $ 5,013   $ 3,083   $ 1,376
          112        84       56        22        20               --            475       341       289       199       104
      $  8.65   $ 13.86   $15.59    $15.02    $14.20          $    --        $ 11.71  $  20.36   $ 17.32   $ 15.50   $ 13.26
       (37.6%)   (11.1%)    3.8%      5.8%     11.3%               --         (42.5%)    17.6%     11.7%     16.9%     15.5%
         0.9%      0.6%     0.3%        --      0.2%               --           1.1%      1.0%      1.6%      0.2%      0.3%


      $    --   $    --   $   --    $   --    $   --          $   158        $23,771  $ 35,272   $23,566   $14,699   $ 6,747
           --        --       --        --        --               23          2,030     1,731     1,361       946       509
      $    --   $    --   $   --    $   --    $   --          $  6.91        $ 11.70  $  20.35   $ 17.30   $ 15.49   $ 13.25
           --        --       --        --        --           (30.9%)        (42.5%)    17.6%     11.7%     16.9%     15.5%
           --        --       --        --        --               --           1.1%      1.0%      1.3%      0.2%      0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $18,622   $34,182   $35,270   $28,755   $27,122
Units Outstanding..................     1,400     1,459     1,514     1,472     1,461
Variable Accumulation Unit Value...   $ 13.38   $ 23.49   $ 23.30   $ 19.52   $ 18.57
Total Return.......................    (43.1%)     0.8%     19.4%      5.1%     10.8%
Investment Income Ratio............      2.5%      1.8%      3.3%      1.6%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................   $11,580   $21,778   $22,182   $17,890   $16,306
Units Outstanding..................     1,242     1,334     1,372     1,323     1,270
Variable Accumulation Unit Value...   $  9.32   $ 16.33   $ 16.17   $ 13.52   $ 12.84
Total Return.......................    (42.9%)     1.0%     19.6%      5.3%     11.0%
Investment Income Ratio............      2.5%      1.8%      3.4%      1.6%      1.4%

GROUP 3 POLICIES
Net Assets.........................   $ 2,062   $ 3,044   $ 1,648   $   564   $   401
Units Outstanding..................       223       189       104        43        32
Variable Accumulation Unit Value...   $  9.23   $ 16.10   $ 15.86   $ 13.19   $ 12.46
Total Return.......................    (42.7%)     1.5%     20.2%      5.9%     11.5%
Investment Income Ratio............      2.7%      2.2%      4.0%      1.4%      2.8%

GROUP 4 POLICIES
Net Assets.........................   $ 9,793   $15,397   $12,294   $ 7,732   $ 4,697
Units Outstanding..................     1,070       963       781       589       380
Variable Accumulation Unit Value...   $  9.16   $ 15.97   $ 15.73   $ 13.09   $ 12.36
Total Return.......................    (42.7%)     1.5%     20.2%      5.9%     11.5%
Investment Income Ratio............      2.7%      2.0%      3.3%      1.3%      0.9%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $ 2,379   $2,257    $1,128     $ 344     $ 316    $ 3,787   $2,818    $1,810    $1,486    $  906
           335      168       107        35        34        436      204       138       132        84
       $  7.10   $13.44    $10.58     $9.90     $9.36    $  8.68   $13.78    $13.07    $11.30    $10.78
        (47.2%)   27.0%      6.9%      5.8%      3.4%     (37.0%)    5.4%     15.7%      4.8%     10.6%
          1.1%     0.6%      0.3%      0.5%      0.2%       3.3%     3.8%      1.5%      1.3%      1.7%


       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --     $  --     $  --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  860    $  795    $  414    $  202    $   28
Units Outstanding..................       71        64        35        18         3
Variable Accumulation Unit Value...   $12.03    $12.44    $11.92    $11.42    $11.18
Total Return.......................    (3.2%)     4.3%      4.3%      2.2%      4.5%
Investment Income Ratio............     3.6%      3.3%      3.3%      0.7%     10.1%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                       FIDELITY(R) VIP                                  FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                           OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005     2004
      ------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --


       $ 2,460   $3,434    $3,238    $2,972    $1,800    $ 3,329   $4,219    $2,195    $1,360   $  525
           164      138       151       156       112        280      199       122        89       41
       $ 15.03   $24.82    $21.47    $19.05    $16.10    $ 11.89   $21.16    $18.04    $15.28   $12.83
        (39.4%)   15.6%     12.7%     18.3%     24.9%     (43.8%)   17.3%     18.1%     19.0%    13.6%
          0.5%     0.9%      0.4%        --        --       3.2%     3.3%      0.8%      0.4%     0.9%


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --   $   --
            --       --        --        --        --         --       --        --        --       --
            --       --        --        --        --         --       --        --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    JANUS ASPEN SERIES
                                              BALANCED--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $36,589   $46,207   $45,896   $43,947   $43,708
Units Outstanding..................     1,573     1,665     1,813     1,906     2,031
Variable Accumulation Unit Value...   $ 23.26   $ 27.84   $ 25.36   $ 23.07   $ 21.52
Total Return.......................    (16.4%)     9.8%      9.9%      7.2%      7.8%
Investment Income Ratio............      2.7%      2.5%      2.2%      2.3%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $50,629   $65,146   $61,661   $58,315   $54,629
Units Outstanding..................     3,816     4,111     4,281     4,460     4,488
Variable Accumulation Unit Value...   $ 13.27   $ 15.84   $ 14.40   $ 13.08   $ 12.17
Total Return.......................    (16.3%)    10.0%     10.2%      7.4%      8.0%
Investment Income Ratio............      2.7%      2.6%      2.2%      2.3%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $ 1,232   $   656   $   497   $   394   $   335
Units Outstanding..................        95        43        36        31        29
Variable Accumulation Unit Value...   $ 12.93   $ 15.37   $ 13.90   $ 12.56   $ 11.63
Total Return.......................    (15.8%)    10.5%     10.7%      7.9%      8.5%
Investment Income Ratio............      2.7%      2.7%      2.2%      2.3%      2.3%

GROUP 4 POLICIES
Net Assets.........................   $13,684   $15,095   $12,257   $ 9,348   $ 6,487
Units Outstanding..................     1,052       974       875       738       553
Variable Accumulation Unit Value...   $ 13.03   $ 15.48   $ 14.01   $ 12.65   $ 11.72
Total Return.......................    (15.8%)    10.5%     10.7%      7.9%      8.5%
Investment Income Ratio............      2.7%      2.6%      2.2%      2.4%      2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     JANUS ASPEN SERIES                                JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES             WORLDWIDE GROWTH--INSTITUTIONAL SHARES
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $29,630   $57,829   $55,577   $50,767   $52,683
            --       --        --        --        --      2,525     2,699     2,826     3,028     3,304
       $    --   $   --    $   --    $   --    $   --    $ 11.77   $ 21.42   $ 19.68   $ 16.76   $ 15.95
            --       --        --        --        --     (45.0%)     8.9%     17.4%      5.1%      4.0%
            --       --        --        --        --       1.2%      0.8%      1.8%      1.4%      1.0%


       $    --   $   --    $   --    $   --    $   --    $29,150   $56,285   $53,656   $47,111   $45,284
            --       --        --        --        --      4,497     4,782     4,973     5,136     5,200
       $    --   $   --    $   --    $   --    $   --    $  6.48   $ 11.77   $ 10.79   $  9.17   $  8.71
            --       --        --        --        --     (44.9%)     9.1%     17.6%      5.3%      4.3%
            --       --        --        --        --       1.2%      0.8%      1.8%      1.4%      1.0%


       $ 1,026   $  462    $  275    $  132    $  114    $ 1,055   $ 1,019   $   714   $   258   $   241
            93       24        17         9         9        140        75        58        25        24
       $ 11.01   $19.57    $16.04    $14.12    $12.57    $  7.53   $ 13.60   $ 12.41   $ 10.50   $  9.91
        (43.7%)   22.0%     13.6%     12.3%     20.7%     (44.7%)     9.6%     18.2%      5.9%      4.8%
          0.3%     0.2%        --        --        --       1.4%      0.8%      2.1%      1.4%      1.0%


       $    --   $   --    $   --    $   --    $   --    $ 5,019   $ 7,824   $ 6,179   $ 4,256   $ 2,999
            --       --        --        --        --        623       532       464       378       282
       $    --   $   --    $   --    $   --    $   --    $  8.07   $ 14.59   $ 13.31   $ 11.26   $ 10.63
            --       --        --        --        --     (44.7%)     9.6%     18.2%      5.9%      4.8%
            --       --        --        --        --       1.3%      0.8%      1.8%      1.5%      1.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   149   $  203    $   69    $   60    $   58
Units Outstanding..................        16       14         5         5         5
Variable Accumulation Unit Value...   $  9.59   $14.33    $13.00    $11.50    $10.72
Total Return.......................    (33.1%)   10.3%     13.0%      7.3%     11.4%
Investment Income Ratio............      0.7%     0.7%      0.5%      0.5%      0.6%

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                           MFS(R)                                            MFS(R)
                        NEW DISCOVERY                                   RESEARCH SERIES--
                    SERIES--INITIAL CLASS                                 INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $   904   $  524    $  102    $   69    $   62    $   111   $  111    $   --    $   --    $   --
           109       38         8         6         6         14        9        --        --        --
       $  8.32   $13.71    $13.37    $11.81    $11.22    $  7.97   $12.47    $12.11    $11.93    $11.70
        (39.3%)    2.5%     13.2%      5.2%      6.5%     (36.1%)    3.0%      1.5%      2.0%     17.0%
            --       --        --        --        --       0.5%       --      0.7%      0.6%        --


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------









                                                          MFS(R)
                                                    UTILITIES SERIES--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   708   $   --    $   --    $   --    $   --
Units Outstanding..................       115       --        --        --        --
Variable Accumulation Unit Value...   $  6.22   $   --    $   --    $   --    $   --
Total Return.......................    (37.8%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   463   $   --    $   --    $   --    $   --
Units Outstanding..................        74       --        --        --        --
Variable Accumulation Unit Value...   $  6.23   $   --    $   --    $   --    $   --
Total Return.......................    (37.7%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   811   $1,629    $  239    $   54    $   19
Units Outstanding..................        40       50         9         3         1
Variable Accumulation Unit Value...   $ 20.49   $32.87    $25.70    $19.58    $16.76
Total Return.......................    (37.7%)   27.9%     31.3%     16.8%     30.2%
Investment Income Ratio............      1.1%     0.6%      1.5%      0.3%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $   780   $   --    $   --    $   --    $   --
Units Outstanding..................       123       --        --        --        --
Variable Accumulation Unit Value...   $  6.29   $   --    $   --    $   --    $   --
Total Return.......................    (37.1%)      --        --        --        --
Investment Income Ratio............        --       --        --        --        --

                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   400   $  183    $   85    $   71    $   83
Units Outstanding..................        36        9         5         5         7
Variable Accumulation Unit Value...   $ 10.97   $19.37    $15.81    $13.79    $12.12
Total Return.......................    (43.4%)   22.5%     14.7%     13.7%     16.3%
Investment Income Ratio............        --       --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








               PIMCO                  PIMCO                      PIMCO
           GLOBAL BOND--          LOW DURATION--             REAL RETURN--
          ADMINISTRATIVE          ADMINISTRATIVE             ADMINISTRATIVE
           CLASS SHARES            CLASS SHARES               CLASS SHARES
      ----------------------  ---------------------  -----------------------------
       2008    2007    2006    2008    2007    2006   2008    2007    2006   2005
      ----------------------------------------------------------------------------


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --


      $  214  $   77  $   31  $   18  $   --   $--   $  248  $   91  $   5  $    2
          19       7       3       2      --    --       24       8     --      --
      $11.44  $11.54  $10.52  $ 9.98  $10.18   $--   $10.20  $11.03  $9.96  $ 9.89
       (0.9%)   9.7%    5.2%   (2.0%)   1.8%    --    (7.5%)  10.7%   0.8%   (1.1%)
        3.2%    3.2%    2.7%    3.8%    6.1%    --     3.4%    4.0%   4.4%    3.4%


      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
      $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $  --  $   --
          --      --      --      --      --    --       --      --     --      --
          --      --      --      --      --    --       --      --     --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                  PIMCO                           ROYCE
                                             TOTAL RETURN--                     MICRO-CAP
                                             ADMINISTRATIVE                    PORTFOLIO--
                                              CLASS SHARES                   INVESTMENT CLASS
                                     ------------------------------  -------------------------------
                                      2008    2007    2006    2005     2008    2007    2006    2005
                                     ---------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $ 1,357  $2,187  $1,347  $   99
Units Outstanding..................      --      --      --      --      189     171     109      10
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.20  $12.78  $12.40  $10.24
Total Return.......................      --      --      --      --   (43.7%)   3.0%   21.1%    2.4%
Investment Income Ratio............      --      --      --      --     2.9%    1.6%    0.3%    2.6%

GROUP 2 POLICIES(b)
Net Assets.........................  $   --  $   --  $   --  $   --  $ 1,442  $2,215  $1,584  $   91
Units Outstanding..................      --      --      --      --      200     174     128       9
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.20  $12.76  $12.35  $10.20
Total Return.......................      --      --      --      --   (43.6%)   3.3%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --     2.8%    1.6%    0.3%    4.3%

GROUP 3 POLICIES
Net Assets.........................  $  970  $  413  $   14  $    5  $    --  $   --  $   --  $   --
Units Outstanding..................      82      37       1      --       --      --      --      --
Variable Accumulation Unit Value...  $11.75  $11.22  $10.31  $ 9.92  $    --  $   --  $   --  $   --
Total Return.......................    4.8%    8.8%    3.9%   (0.8%)      --      --      --      --
Investment Income Ratio............    4.3%    3.2%    4.5%    4.0%       --      --      --      --

GROUP 4 POLICIES
Net Assets.........................  $   --  $   --  $   --  $   --  $ 2,725  $3,159  $1,757  $  115
Units Outstanding..................      --      --      --      --      374     245     142      11
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $  7.29  $12.84  $12.35  $10.20
Total Return.......................      --      --      --      --   (43.3%)   4.0%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --     3.1%    1.8%    0.3%    1.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                   ROYCE
                 SMALL-CAP
                PORTFOLIO--                           T. ROWE PRICE
              INVESTMENT CLASS                   EQUITY INCOME PORTFOLIO
      -------------------------------  -------------------------------------------
        2008    2007    2006    2005     2008     2007     2006     2005     2004
      ----------------------------------------------------------------------------



      $ 1,798  $1,298  $  670  $  118  $12,858  $21,549  $19,914  $16,049  $10,984
          220     115      57      12    1,192    1,266    1,200    1,142      807
      $  8.14  $11.26  $11.59  $10.16  $ 10.79  $ 17.01  $ 16.59  $ 14.04  $ 13.61
       (27.7%)  (2.8%)  14.0%    1.6%   (36.6%)    2.5%    18.1%     3.2%    14.1%
         0.9%    0.1%    0.1%      --     2.3%     1.7%     1.6%     1.7%     1.7%


      $ 1,538  $1,513  $  977  $   69  $15,954  $27,215  $26,291  $21,744  $17,806
          189     135      85       7    1,449    1,571    1,558    1,524    1,292
      $  8.12  $11.21  $11.51  $10.06  $ 11.02  $ 17.33  $ 16.86  $ 14.25  $ 13.78
       (27.5%)  (2.6%)  14.5%    0.6%   (36.4%)    2.7%    18.4%     3.4%    14.3%
         0.8%    0.1%    0.1%      --     2.3%     1.7%     1.6%     1.6%     1.6%


      $    --  $   --  $   --  $   --  $ 3,013  $ 2,085  $ 1,144  $   772  $   626
           --      --      --      --      296      131       74       60       50
      $    --  $   --  $   --  $   --  $ 10.17  $ 15.92  $ 15.42  $ 12.96  $ 12.47
           --      --      --      --   (36.1%)    3.3%    19.0%     3.9%    14.9%
           --      --      --      --     2.6%     1.8%     1.6%     1.6%     1.6%


      $ 2,233  $1,804  $  892  $  148  $14,220  $20,671  $16,150  $ 9,931  $ 5,421
          267     156      76      15    1,390    1,289    1,041      762      432
      $  8.35  $11.47  $11.72  $10.18  $ 10.24  $ 16.02  $ 15.52  $ 13.04  $ 12.55
       (27.2%)  (2.1%)  15.2%    1.8%   (36.1%)    3.3%    19.0%     3.9%    14.9%
         0.8%    0.1%    0.1%      --     2.4%     1.8%     1.6%     1.7%     1.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                    T. ROWE PRICE
                                             LIMITED-TERM BOND PORTFOLIO
                                     -------------------------------------------
                                       2008     2007     2006     2005     2004
                                     -------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................   $  567   $  275   $  213   $  154   $  162
Units Outstanding..................       47       23       19       14       15
Variable Accumulation Unit Value...   $12.07   $11.89   $11.27   $10.83   $10.64
Total Return.......................     1.6%     5.5%     4.1%     1.7%     1.1%
Investment Income Ratio............     3.8%     4.3%     3.9%     3.6%     3.4%

GROUP 4 POLICIES
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                  VAN ECK WORLDWIDE                         VAN ECK WORLDWIDE
                   ABSOLUTE RETURN                             HARD ASSETS
      ----------------------------------------  ----------------------------------------
        2008    2007    2006     2005    2004     2008     2007    2006    2005    2004
      ----------------------------------------------------------------------------------


      $    --  $   --  $   --  $    --  $   --  $ 6,746  $11,631  $4,812  $  454  $   --
           --      --      --       --      --      620      570     340      39      --
      $    --  $   --  $   --      $--  $   --  $ 10.89  $ 20.36  $14.14  $11.35  $   --
           --      --      --       --      --   (46.5%)   44.0%   24.5%   13.5%      --
           --      --      --       --      --     0.3%     0.1%      --      --      --


      $    --  $   --  $   --      $--  $   --  $ 5,151  $ 8,621  $3,579  $  158  $   --
           --      --      --       --      --      488      438     265      14      --
      $    --  $   --  $   --      $--  $   --  $ 10.56  $ 19.69  $13.63  $10.95  $   --
           --      --      --       --      --   (46.4%)   44.4%   24.5%    9.5%      --
           --      --      --       --      --     0.3%     0.1%      --      --      --


      $   627  $  477  $  171      $--  $   --  $ 1,318  $ 1,966  $1,161  $  536  $   30
           67      44      17       --      --       63       51      44      25       2
      $  9.34  $10.74  $10.33      $--  $ 9.87  $ 20.86  $ 38.71  $26.63  $21.39  $14.11
       (13.1%)   4.1%    4.6%       --   (1.3%)  (46.1%)   45.4%   24.5%   51.7%   24.0%
         0.1%    0.4%      --       --      --     0.3%     0.1%    0.0%      --    1.8%


      $    --  $   --  $   --      $--  $   --  $ 8,497  $12,922  $4,129  $  135  $   --
           --      --      --       --      --      761      627     292      12      --
      $    --  $   --  $   --      $--  $   --  $ 11.07  $ 20.55  $14.14  $11.35  $   --
           --      --      --       --      --   (46.1%)   45.4%   24.5%   13.5%      --
           --      --      --       --      --     0.3%     0.1%    0.0%      --      --


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                        VAN KAMPEN UIF
                                                EMERGING MARKETS DEBT--CLASS I
                                     ----------------------------------------------------
                                       2008      2007      2006      2005          2004
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 3 POLICIES
Net Assets.........................   $   552   $  314    $   91    $   32        $   24
Units Outstanding..................        41       20         6         2             2
Variable Accumulation Unit Value...   $ 13.57   $15.96    $14.98    $13.52        $12.05
Total Return.......................    (15.0%)    6.5%     10.8%     12.3%         10.1%
Investment Income Ratio............      7.7%     7.3%      9.0%      7.6%          6.8%

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                       VAN KAMPEN UIF                                    VAN KAMPEN UIF
              EMERGING MARKETS EQUITY--CLASS I                      U.S. REAL ESTATE--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $13,732   $35,299   $26,013   $18,450   $12,536   $   416   $    --   $   --    $   --    $   --
           938     1,040     1,068     1,031       932        75        --       --        --        --
       $ 14.62   $ 33.95   $ 24.34   $ 17.87   $ 13.45   $  5.57   $    --   $   --    $   --    $   --
        (56.9%)    39.5%     36.2%     32.9%     22.3%    (44.3%)       --       --        --        --
            --      0.4%      0.8%      0.4%      0.7%      1.6%        --       --        --        --


       $11,863   $29,608   $20,897   $13,512   $ 8,674   $   151   $    --   $   --    $   --    $   --
           782       842       830       722       627        27        --       --        --        --
       $ 15.16   $ 35.13   $ 25.14   $ 18.42   $ 13.83   $  5.58   $    --   $   --    $   --    $   --
        (56.8%)    39.8%     36.5%     33.2%     22.5%    (44.2%)       --       --        --        --
            --      0.4%      0.8%      0.4%      0.7%      2.9%        --       --        --        --


       $   614   $ 1,646   $   920   $   107   $    75   $   678   $   880   $  354    $   48    $   17
            37        43        34         5         5        50        40       13         2         1
       $ 16.64   $ 38.36   $ 27.31   $ 19.92   $ 14.88   $ 13.62   $ 21.94   $26.45    $19.16    $16.37
        (56.6%)    40.5%     37.1%     33.9%     23.1%    (37.9%)   (17.1%)   38.0%     17.1%     36.4%
            --      0.4%      0.8%      0.4%      0.4%      3.5%      1.2%     0.9%      0.9%      1.3%


       $ 8,782   $17,670   $ 9,762   $ 4,671   $ 1,257   $ 1,348   $    --   $   --    $   --    $   --
           513       447       348       228        82       233        --       --        --        --
       $ 17.10   $ 39.42   $ 28.06   $ 20.47   $ 15.29   $  5.76   $    --   $   --    $   --    $   --
        (56.6%)    40.5%     37.1%     33.8%     23.1%    (42.4%)       --       --        --        --
            --      0.4%      0.7%      0.3%      0.6%      3.4%        --       --        --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 19, 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2008 AND 2007

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2008      2007
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,152 in
     2008 and $1,625 in 2007).................................  $41,308   $39,799
  Trading securities..........................................       52        71
Equity securities, at fair value
  Available-for-sale..........................................    1,133        15
Mortgage loans................................................    5,653     5,208
Policy loans..................................................      750       703
Securities purchased under agreements to resell...............      185       682
Other investments.............................................    1,515       648
                                                                -------   -------
     Total investments........................................   50,596    47,126
Cash and cash equivalents.....................................      907       893
Deferred policy acquisition costs.............................    4,667     3,431
Interest in annuity contracts.................................    4,716     4,468
Amounts recoverable from reinsurer............................    6,604     6,601
Other assets..................................................    1,847       869
Separate account assets.......................................   12,881    19,093
                                                                -------   -------
     Total assets.............................................  $82,218   $82,481
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $48,766   $42,795
Future policy benefits........................................    3,733     2,766
Policy claims.................................................      193       183
Obligations under structured settlement agreements............    4,716     4,468
Amounts payable to reinsurer..................................    5,686     5,379
Other liabilities.............................................    2,253     2,824
Separate account liabilities..................................   12,881    19,093
                                                                -------   -------
     Total liabilities........................................   78,228    77,508
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    2,628     1,410
Accumulated other comprehensive income........................   (2,137)       95
Retained earnings.............................................    3,474     3,443
                                                                -------   -------
     Total stockholder's equity...............................    3,990     4,973
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,218   $82,481
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,374   $  855   $  565
  Fees-universal life and annuity policies................     619      601      487
  Net investment income...................................   2,755    2,578    2,400
  Net investment losses...................................    (406)     (66)     (41)
  Net revenue from reinsurance............................     206      206      214
  Other income............................................      35       36       28
                                                            ------   ------   ------
     Total revenues.......................................   4,583    4,210    3,653
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,141    1,781    1,646
  Increase in liabilities for future policy benefits......   1,225      777      529
  Policyholder benefits...................................     349      204      114
  Operating expenses......................................     900      963      899
                                                            ------   ------   ------
     Total expenses.......................................   4,615    3,725    3,188
                                                            ------   ------   ------
  (Loss) Income before income taxes.......................     (32)     485      465
  Income tax (benefit) expense............................     (63)     159      138
                                                            ------   ------   ------
NET INCOME................................................  $   31   $  326   $  327
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2006...........    $25       $1,410      $2,828       $   231         $ 4,494
                                                                                            -------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                          (154)           (154)
                                                                                            -------
  Other comprehensive income.........                                                          (154)
                                                                                            -------
Total comprehensive income...........                                                           173
                                                                                            -------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143            77           4,655
                                                                                            -------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 3).........                             (26)                          (26)
                                         ---       ------      ------       -------         -------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117            77           4,629
                                                                                            -------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                            -------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                            18              18
                                                                                            -------
  Other comprehensive income.........                                                            18
                                                                                            -------
Total comprehensive income...........                                                           344
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2007.........     25        1,410       3,443            95           4,973
Comprehensive income:
  Net income.........................                              31                            31
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                        (2,232)         (2,232)
                                                                                            -------
  Other comprehensive income.........                                                        (2,232)
                                                                                            -------
Total comprehensive income...........                                                        (2,201)
                                                                                            -------
  Capital Contribution...............               1,218                                     1,218
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2008.........    $25       $2,628      $3,474       $(2,137)        $ 3,990
                                         ===       ======      ======       =======         =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2008       2007       2006
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $     31   $    326   $    327
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        10         34         55
     Net capitalization of deferred policy acquisition
       costs............................................      (324)      (128)      (248)
     Annuity and universal life fees....................      (489)      (455)      (412)
     Interest credited to policyholders' account
       balances.........................................     2,141      1,781      1,646
     Net investment losses..............................       406         66         41
     Equity in earnings of limited partnerships.........        65          1          1
     Deferred income taxes..............................       104          1         52
     Net revenue from intercompany reinsurance..........       (74)       (45)       (57)
     Net change in unearned revenue liability...........        36         30         49
     Changes in:
       Other assets and other liabilities...............        23        (67)         8
       Reinsurance recoverables and payables............        38         10         25
       Trading securities...............................         7          9         (1)
       Policy claims....................................        10         27         30
       Future policy benefits...........................     1,233        781        543
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,217      2,371      2,059
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of available-for-sale fixed maturities........    16,084     12,765     11,100
     Maturity of available-for-sale fixed maturities....     1,217        997      1,337
     Sale of equity securities..........................        51         67         44
     Repayment of mortgage loans........................       491        449        618
     Sale of other investments..........................       129        181         95
  Cost of:
     Available-for-sale fixed maturities acquired.......   (23,354)   (15,147)   (15,182)
     Equity securities acquired.........................      (241)        (5)       (50)
     Cash collateral paid on derivatives................       (12)        (2)        --
     Mortgage loans acquired............................      (936)    (1,468)    (1,198)
     Other investments acquired.........................      (994)      (278)      (262)
     Securities purchased under agreements to resell....       497       (305)       (90)
  Policy loans (net)....................................       (47)       (51)       (52)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (7,115)    (2,797)    (3,640)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     9,509      5,467      6,183
     Withdrawals........................................    (4,973)    (4,809)    (4,174)
     Net transfers to the separate accounts.............      (307)      (544)      (371)
  (Decrease) increase in loaned securities..............      (460)       642        247
  Securities sold under agreements to repurchase (net)..        34          2       (154)
  Net (paydowns) proceeds from debt.....................        --         (1)         8
  Change in book and bank overdrafts....................        29        (19)        18
  Distribution to stockholder...........................        --         --        (12)
  Net distribution to limited partner...................        --         (7)        --
  Cash collateral received on derivatives...............        69          5         (3)
  Cash contribution from parent.........................        11         --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     3,912        736      1,742
                                                          --------   --------   --------
Net increase in cash and cash equivalents...............        14        310        161
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       893        583        422
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    907   $    893   $    583
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2008, 2007 AND 2006

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments, which the Company has both the ability and the intent to hold to maturity, are stated at amortized cost and classified as held-to-maturity. Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value refer to Note 14 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidation Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans. Changes in future anticipated prepayment speeds and estimated cash flows on these securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method. Prepayment assumptions for these securities are obtained from a bank or internal estimates.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 14 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


sale are reflected in net unrealized investment losses in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, when the recoverable value of the investment, based upon reasonably estimable cash flow and the fair value of the security are greater than the carrying value of the investment after the impairment.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for impairments. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investments in VIEs are discussed in Note
4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset, due to unrealized investment gains or losses, is recorded in other comprehensive income. Beginning in 2009 for new business, the Company will increase the amortization period for universal life policies and deferred annuity contracts to 99 years.

     DAC for annuity policies with life contingencies is amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2008 and 2007, the Company

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


evaluated the creditworthiness of counterparties, and, except as discussed in
Note 11 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses in the accompanying Consolidated Statement of Income, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity securities and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in accumulated other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses in the accompanying Consolidated Statement of Income. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
6 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, receivable from affiliates, and net deferred tax assets. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2008, 2007 and 2006.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109. Under FIN No. 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for certain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are record as liabilities but off set to other assets in the accompanying Consolidated Balance Sheet and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2008 and 2007, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2008 and 2007 represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     For fair values of various assets and liabilities refer to Note 14 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption. In some cases, the markets have exerted downward pressure on the availability of liquidity and capital. In the event the Company needs access to additional capital, its ability to obtain such capital may be limited and the cost of any such capital may be higher than available today.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio will decrease in value. If interest rates decline, the securities in the fixed income portfolio will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, are generally less liquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility. The future path of interest rates is uncertain. Large shocks to the level of interest rates or the shape of the yield curve may have an adverse financial impact to the Company as a result of the potential changes in policyholder behavior, spreads between our portfolio yields and crediting rates, or investment gains (losses).

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may, in the future, downgrade certain issuers or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     The Company has exposure to sub-prime and mid-prime residential mortgage lending through its fixed maturity investments that are collateralized by mortgages that include sub-prime or mid-prime lending. Sub-prime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage-underwriting standards that provide for affordable mortgage products. These investments are primarily in the form of asset-backed securities ("ABS") supported by sub-prime or mid-prime mortgage loans or collateralized debt securities ("CDO") that contain a sub-prime or mid-prime loan component. At December 31, 2008, the market value of investments supported by sub-prime collateral is approximately $178 million with an unrealized loss of $37 million. Of this amount, 86.1% had "AAA" or "AA" credit quality ratings. At December 31, 2008, the market value of investments supported by mid-prime collateral is approximately $652 million with an unrealized loss of $194 million. Of this amount, 83.0% had "AAA" or "AA" credit quality ratings. The Company manages its sub-prime and mid-prime risk exposure by limiting the Company's holdings in these types of instruments, maintaining high credit quality investments, and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. These tax laws have been put in place to serve the social purpose of encouraging the purchase of life insurance for the protection of families and businesses. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note
14 -- Fair Value Measurements for more information on SFAS No. 157.

     In February 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which delayed the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company did not apply the provisions of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2. The effect is not expected to be significant in 2009.

     In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset when the Market for that Asset is Not Active" ("FSP FAS 157-3"). This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP FAS 157-3 was effective upon issuance and did not have a material impact on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS No. 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In April 2007, the FASB issued FSP FIN No. 39-1, "Amendment of FIN No. 39" ("FSP FIN 39-1"). This FSP modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts", and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging -- General: Issues Involving the Application of the Shortcut Method under Paragraph 68" ("Implementation Issue E23"). Implementation Issue E23 amends SFAS No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In September 2008, the FASB issued FSP FAS 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of SFAS No. 133 and FIN No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for the Company's 2008 annual consolidated financial statements.

     In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company's consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 4.

     In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued FSP No. 48-2, "Effective Date of FIN 48 for Certain Nonpublic Enterprises", which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted FIN No. 48 as of January 1, 2007. The cumulative effect of the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140". This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $48 million and $64 million at December 31, 2008 and 2007, respectively.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")". SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161") -- an amendment of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and; (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the impact of SFAS No. 161 on the notes to consolidated financial statements.

     In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. This guidance is not expected to impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2008 and 2007, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2008                  2007
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,485    $ 1,464    $   145    $   145
Due after one year through five years....    12,417     11,626      8,176      8,279
Due after five years through ten years...     9,160      8,009     12,243     12,181
Due after ten years......................     4,049      3,869      5,896      6,043
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       671        690      1,512      1,509
  Other mortgage-backed securities.......    13,342     11,923      7,949      7,999
  Other asset-backed securities..........     4,333      3,670      3,597      3,549
  Redeemable preferred securities........        76         57         95         94
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $45,533    $41,308    $39,613    $39,799
                                            =======    =======    =======    =======



     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2008
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,432       $148        $    5       $ 2,575
U.S. agencies, state and municipal......        88          1            10            79
Foreign governments.....................       577         87            14           650
Corporate...............................    24,685        272         2,603        22,354
Mortgage-backed securities..............    13,342        242         1,661        11,923
Asset-backed securities.................     4,333         13           676         3,670
Redeemable preferred securities.........        76         --            19            57
                                           -------       ----        ------       -------
  TOTAL AVAILABLE-FOR-SALE..............   $45,533       $763        $4,988       $41,308
                                           =======       ====        ======       =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......        66         10           --             76
Foreign governments.....................       581         53            2            632
Corporate...............................    24,341        513          418         24,436
Mortgage-backed securities..............     7,949        122           72          7,999
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        95          1            2             94
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======



     At December 31, 2008, the Company had $10 million in contractual obligations to acquire additional private placement securities. At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2008. These investments have been deemed other than temporarily impaired. At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months.

  EQUITY SECURITIES

     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2008.....................................  $1,096       $39          $2         $1,133
2007.....................................  $   12       $ 5          $2         $   15


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2008 and 2007, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $109 million and $106 million, respectively, at fixed and floating interest rates ranging from 2.28% to 7.00% in 2008, and fixed and floating interest rates ranging from 5.4% to 6.1% in 2007. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,637     29.0%   $1,285     24.7%
  Residential.................................    1,134     20.1%    1,322     25.4%
  Retail facilities...........................      986     17.4%      882     16.9%
  Apartment buildings.........................      931     16.5%      895     17.2%
  Industrial..................................      905     16.0%      809     15.5%
  Other.......................................       60      1.0%       15      0.3%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,574     27.9%   $1,453     27.9%
  Pacific.....................................    1,508     26.7%    1,398     26.8%
  South Atlantic..............................    1,251     22.1%    1,131     21.7%
  Middle Atlantic.............................    1,093     19.3%      982     18.9%
  New England.................................      227      4.0%      244      4.7%
  Other.......................................       --      0.0%       --      0.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2008 and 2007 was summarized below (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $ 9    $7
Additions charged to operations..............................     4     2
                                                                ---    --
ENDING BALANCE...............................................   $13    $9
                                                                ===    ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2008 and 2007 were as follows (in millions):

                                                              2008    2007
                                                             ------   ----
New York Life Short Term Fund..............................  $  698   $191
Collateralized third party loans...........................     353    155
Limited partnerships/Limited liability companies...........     332    230
Derivatives................................................     118     59
Real estate................................................       1     11
Collateral support agreements..............................      13      2
                                                             ------   ----
  TOTAL OTHER INVESTMENTS..................................  $1,515   $648
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("New York Life Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $8 million and $10 million for the years ended December 31, 2008 and 2007, respectively, and were recorded as a component of accumulated other comprehensive income in the accompanying Consolidated Balance Sheet.

     There was no accumulated depreciation on real estate for December 31, 2008. Accumulated depreciation on real estate was $6 million for December 31, 2007. Depreciation expense for the years ended December 31, 2008, 2007 and 2006 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships, limited liability companies, and collateralized third party loans amounted to $671 million and $125 million at December 31, 2008 and 2007, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIE invested in as of December 31, 2008 and 2007. The investments in these CDOs are included in asset-backed securitizations ($6 million) and equity in asset-backed securitizations ($2 million) in the table below.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements, and purchase agreements, the Company determined that they are not the primary beneficiary of any structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant variable interests at December 31, 2008 and 2007 (in millions):

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2008   2007
                                                               ----   ----
Asset-backed securitizations.................................   $22   $ 25
Private placement structured notes...........................    61     82
Other investments:
  Equity in asset-backed securitizations.....................     2     15
  Limited partnerships.......................................     2      6
                                                                ---   ----
     TOTAL...................................................   $87   $128
                                                                ===   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations nor did it provide any additional financial or other support during the year.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fixed maturities....................................  $2,458   $2,308   $2,179
Equity securities...................................       6        8        5
Mortgage loans......................................     316      271      239
Policy loans........................................      52       48       46
Other investments...................................       1       54       32
                                                      ------   ------   ------
  Gross investment income...........................   2,833    2,689    2,501
Investment expenses.................................     (78)    (111)    (101)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,755   $2,578   $2,400
                                                      ======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2008, 2007 and 2006, net investment losses were as follows (in millions):

                                                          2008   2007   2006
                                                         -----   ----   ----
Fixed maturities.......................................  $(404)  $(70)  $(28)
Equity securities......................................     (8)     7     (8)
Mortgage loans.........................................     (4)    (2)    (1)
Derivative instruments.................................     11      5     (6)
Other investments......................................     (1)    (6)     2
                                                         -----   ----   ----
  NET INVESTMENT LOSSES................................  $(406)  $(66)  $(41)
                                                         =====   ====   ====



     The net losses on fixed maturity trading securities amounted to $11 million for December 31, 2008. The net losses on both fixed maturity trading securities and equity trading securities amounted to $4 million for both December 31, 2007 and 2006. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $131 million, $100 million and $67 million for the years ended December 31, 2008, 2007 and 2006, respectively; and realized losses were $193 million, $114 million and $100 million, respectively.

     Losses from other-than-temporary impairments on fixed maturities (included in net investment losses on fixed maturities in the above table) were $331 million, $51 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were $9 million for December 31, 2008, less than $1 million for December 31, 2007 and $2 million for December 31, 2006.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007 (in millions):

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       42          9          3          1          45         10
  Foreign governments............       56         12         14          2          70         14
  Corporate......................   10,994      1,189      4,514      1,415      15,508      2,604
  Mortgage-backed securities.....    3,546      1,022      1,236        639       4,782      1,661
  Asset-backed securities........    2,544        377        809        299       3,353        676
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --            7        --            7        --
  Foreign governments............      19         1           44         1           63         2
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1        --           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====



     At December 31, 2008, fixed maturities represented nearly 100% of the Company's total unrealized loss amount, which was comprised of approximately 4,103 different securities. Equity securities comprise less than 1% of the Company's total unrealized loss amount, consisting of 241 securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2008, totaled $2,618 million or 52% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $2,370 million or 48% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $3,903 million or 78% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $1,086 million or 22% of the Company's total fixed maturities unrealized losses.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $3,521 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $3,137 for 6 months or less, $361 million for greater than 6 months through 12 months, and $23 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it had the ability and intent to hold until recovery.

     Despite a decline in interest rates during the latter half of 2008, credit spreads widened significantly during the same period as the market experienced a flight to quality securities. The declining U.S. housing market, global

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit crisis, U.S. recession and declining global economy all contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     Corporate Bonds. Unrealized losses on corporate bonds were $2,604 million or 52% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 2,571 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 80% of the security's amortized cost totaled $1,634 million or 33% of the total unrealized losses on fixed maturities. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors caused significant credit spread widening and contributed to the unrealized losses. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Real Estate Investment Trusts ("REITs") ($380 million), building products ($139 million), gaming and leisure ($120 million), utilities ($94 million), and finance ($91 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $1,661 million or 33% percent of the total unrealized losses for fixed maturities. These losses are spread across approximately 839 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security's amortized cost represented $1,412 million or 85% of total unrealized losses on mortgage -- backed securities. The majority of our holdings (approximately 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other than temporary impairments in accordance with our impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $676 million or 14% of the total unrealized losses for fixed maturities. These losses are spread across approximately 644 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with our impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $442 million or 65% of the total unrealized losses for asset-backed securities. The Company had the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore, the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007    2006
                                                       -------   ----   -----
Net unrealized investment gains, beginning of the
  year...............................................  $    95   $ 77   $ 231
                                                       -------   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising
       during the period.............................   (2,665)    41    (217)
     Less: Reclassification adjustments for (losses)
       gains included in net income..................      153     15      (1)
                                                       -------   ----   -----
     Change in net unrealized investment (losses)
       gains, net of adjustments.....................   (2,818)    26    (216)
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      593    (14)     55
  Policyholders' account balances and future policy
     benefits........................................      (42)     9       4
  Other assets (deferred sales inducements)..........       35     (3)      3
                                                       -------   ----   -----
Change in net unrealized investment (losses) gains...   (2,232)    18    (154)
                                                       -------   ----   -----
NET UNREALIZED INVESTMENT (LOSSES) GAINS, END OF
  YEAR...............................................  $(2,137)  $ 95   $  77
                                                       =======   ====   =====



     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax (benefit) expense of $(1,435) million, $22 million and $(117) million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $82 million, $8 million and less than $(1) million respectively.

     DAC in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $319 million, $(8) million and $29 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $(23) million, $5 million and $2 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $19 million, $(1) million, and $2 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in other comprehensive income at December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007   2006
                                                       -------   ----   ----
Net unrealized investment (losses) gains.............  $(4,158)  $177   $137
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      871    (41)   (19)
  Policyholders' account balance and future policy
     benefits........................................      (56)     9     (5)
  Other assets (deferred sales inducements)..........       55      1      5
  Deferred taxes.....................................    1,151    (51)   (41)
                                                       -------   ----   ----
TOTAL NET UNREALIZED INVESTMENT (LOSSES) GAINS.......  $(2,137)  $ 95   $ 77
                                                       =======   ====   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2008 and 2007 were as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Deferred annuities......................................  $28,776   $23,950
Universal life contracts................................   18,870    18,180
Supplementary contracts without life contingencies......      282       287
Unearned revenue liability..............................      371       270
Guaranteed Minimum Accumulation Benefit.................      316        72
Other...................................................      151        36
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $48,766   $42,795
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2008 and 2007, of the total policyholders' account balances of $48,766 million and $42,795 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $47,927 million and $42,416 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $46,263 million and $40,884 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2008:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             -------------     ----------------------------
Deferred annuities................  2.40% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.60% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  3.05% to 6.04%    Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2008 and 2007 were as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  702   $  968
  Other life..............................................      94       75
                                                            ------   ------
       Total life insurance...............................     796    1,043
Individual and group payout annuities.....................   2,870    1,680
Other contract liabilities................................      67       43
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $3,733   $2,766
                                                            ======   ======



     At December 31, 2008 and 2007, of the total future policy benefits of $3,733 million and $2,766 million, respectively, the total amounts related to policies that have surrender privileges were $732 million and $260 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $732 million and $260 million, respectively.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2008:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.37% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2008 and 2007, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contract holders at December 31, 2008 and 2007 for GMDB and GMAB ($ in millions):

                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of
  contractholders.......................           53                54                55



                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                54                56

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2006...........................  $ 30   $  9    $ 39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                       ----   ----    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2008.........................  $ 65   $316    $381
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives under SFAS No. 149 and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 14 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008 and 2007:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 3.14% to 10.89% for 2008 and 0.77% to 7.50% for 2007.

     - Volatility assumption was 13.08% for 2008 and 14.62% for 2007.

     - Mortality was assumed to be 91.00% of the A2000 table for both 2008 and 2007.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 8.10% for 2008, and 0.50% to 30.00%, with an average of 12.00% for 2007.

     - Discount rates ranged from 6.01% to 7.61% for 2008 and 5.26% to 7.61% for 2007.

     The following table presents the aggregate fair value of assets at December 31, 2008 and 2007, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2008               2007
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 5,367   $  804   $ 9,417   $1,169
  Fixed income..............................    1,782      191     2,177      184
  Balanced..................................    1,550      162     2,063      162
General Account.............................    4,711      341     4,967      293
                                              -------   ------   -------   ------
     TOTAL..................................  $13,410   $1,498   $18,624   $1,808
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-1 liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2008 and 2007 (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $29    $23
Net liability increase.......................................    12      6
                                                                ---    ---
Ending balance...............................................   $41    $29
                                                                ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2008 and 2007 are as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Registered..............................................  $12,271   $18,340
Non-registered..........................................      610       753
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $12,881   $19,093
                                                          =======   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2008, 2007 and 2006 is as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Balance at beginning of year                          $3,431   $3,310   $2,978
  Cumulative effect of accounting change, pre-tax
     (SOP 05-1).....................................      --       15       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,431    3,325    2,978
  Current year additions............................     673      560      593
  Amortized during year.............................    (349)    (432)    (345)
                                                      ------   ------   ------
  Change during year................................     324      128      248
  Balance at end of year before related
     adjustments....................................   3,755    3,453    3,226
  Adjustment for change in unrealized investment
     gains..........................................     912      (22)      84
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $4,667   $3,431   $3,310
                                                      ======   ======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2008   2007   2006
                                                         ----   ----   ----
Balance at beginning of year...........................  $272   $228   $230
  Cumulative effect of accounting change, pre-tax (SOP
     05-1).............................................    --      6     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   272    234    230
  Current year additions...............................    64     90     37
  Amortized during year................................   (59)   (48)   (44)
  Adjustment for change in unrealized investment
     gains.............................................    54     (4)     5
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $331   $272   $228
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2008   2007   2006
                                                        -----   ----   ----
Current:
  Federal.............................................  $(167)  $154   $ 85
  State and local.....................................     --      4      1
                                                        -----   ----   ----
                                                         (167)   158     86
Deferred:
  Federal.............................................    104      1     52
                                                        -----   ----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $ (63)  $159   $138
                                                        =====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax asset (liability) reported in other assets and other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2008 and 2007 are as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  663   $  669
  Employee and agents benefits............................      59       61
  Investments.............................................   1,474       --
  Other...................................................      21       16
                                                            ------   ------
     Gross deferred tax assets............................   2,217      746
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,398      964
  Investments.............................................      --       60
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,398    1,024
                                                            ------   ------
       NET DEFERRED TAX ASSET (LIABILITY).................  $  819   $ (278)
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2008, 2007 and 2006:

                                                       2008      2007      2006
                                                      -----      ----      ----
Statutory federal income tax rate...................   35.0%     35.0%     35.0%
Tax exempt income...................................  149.4%     (4.7)%    (4.9)%
Uncertain tax position..............................   (7.5)%     2.8%      0.0%
Investment credits..................................   14.8%     (0.8)%    (0.3)%
Other...............................................    4.5%      0.5%      0.0%
                                                      -----      ----      ----
EFFECTIVE TAX RATE..................................  196.2%     32.8%     29.8%
                                                      =====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 3 -- Recent Accounting Pronouncements, as of December 31, 2008 and 2007, the Company had recorded an income tax receivable/(payable) from New York Life of $85 million and $(95) million, respectively, included in other assets and other liabilities in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and is currently auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2008 and 2007 are as follows (in millions):

                                                                 TOTAL
                                                                UNRECOG-
                                                               NIZED TAX
                                                                BENEFITS
                                                              -----------
                                                              2008   2007
                                                              ----   ----
BEGINNING OF PERIOD BALANCE.................................  $107   $ 94
Reductions for tax positions of prior years.................    (1)    (1)
Additions for tax positions of current year.................    24     14
Settlements with tax authorities............................   (14)    --
                                                              ----   ----
END OF PERIOD BALANCE.......................................  $116   $107
                                                              ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2008 and 2007 is $43 million and $42 million, respectively. Total interest and penalties for the years ended December 31, 2008 and 2007, aggregated $8 million and $10 million, respectively, and are included in income tax (benefit) expense in the accompanying Consolidated Statement of Income. At December 31, 2008 and 2007, the Company had accrued $36 million and $33 million, respectively, of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 74% and 72% of the reinsurance ceded to non-affiliates at December 31, 2008 and 2007, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $9 million and

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$4 million for December 31, 2008 and 2007, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $5 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2008, 2007 and 2006, $75 million, $44 million and $54 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2008, 2007 and 2006 was as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  305   $  317   $  341
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  211   $  204   $  210
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $   95   $  110   $  130
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,692   $5,455   $5,238
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,653   $5,349   $5,089
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2008   2007    2006
                                                        ----   ----   ------
Amounts recoverable from reinsurer....................  $702   $968   $1,055
Premiums ceded........................................  $ 74   $121   $  158
Benefits ceded........................................  $367   $214   $   81

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,447   $  976   $  723
  Assumed...........................................       2        1        1
  Ceded.............................................     (75)    (122)    (159)
                                                      ------   ------   ------
Net premiums........................................  $1,374   $  855   $  565
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  539   $  515   $  509
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  206   $  214
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  704   $  522   $  350
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   11   $    8
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,604   $6,601   $6,432
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,686   $5,379   $5,114
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



NOTE 11 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include interest rate and equity options as well as interest rate, currency and credit default swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation in excess of a specified threshold. The threshold typically declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     In September 2008, one of our derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. In accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), a gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in accumulated other comprehensive income. The gains will be reclassified into net investment losses when the hedged forecasted transactions occur. A gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregated realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2008 and 2007 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $   318    $ 27    $ 1,183    $ 12
Currency swaps................................       101       7        129     (14)
Equity options................................       239      61        315      19
Interest rate options.........................    17,975       6     19,050      27
Credit default swaps..........................        13      (1)         1      --
                                                 -------    ----    -------    ----
  TOTAL.......................................   $18,646    $100    $20,678    $ 44
                                                 =======    ====    =======    ====



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2008 and 2007 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $ --    $    --    $--
Cash flow hedges..............................       178      30        245     --
Non-qualifying derivatives....................    18,468      70     20,433     44
                                                 -------    ----    -------    ---
  TOTAL.......................................   $18,646    $100    $20,678    $44
                                                 =======    ====    =======    ===



     For the years ended December 31, 2008 and 2007, there were no net investment gains or losses related to the ineffective portion of fair value hedges.

     During 2008 and 2007, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                           2008   2007   2006
                                                           ----   ----   ----
Other comprehensive income (loss) balance at the
  beginning of the year..................................   $(2)   $ 2    $ 7
Gains (losses) deferred in other comprehensive income on
  the effective portion of cash flow hedges..............    31     (5)    (7)
Gains reclassified to net income.........................     6      1      2
                                                            ---    ---    ---
Other comprehensive income (loss) balance at the end of
  the year...............................................   $35    $(2)   $ 2
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges totaled less than $1 million for year ended December 31,2008. For the years ended December 31, 2007, and 2006, the ineffective portion of the cash flow hedges was less than $1 million. All components of each derivative's gains or losses were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2008 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains and losses. For the years ended December 31, 2008, 2007 and 2006, the Company included in net investment losses in the accompanying Consolidated Statement of Income $10 million, $16 million and $(6) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2008 and 2007, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 12 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $10 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2008 and 2007, $1,152 million and $1,625 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2008 and 2007, the Company recorded cash collateral received under these agreements of $1,197 million and $1,656 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2008 or 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2008 and 2007, the Company had agreements to purchase and resell securities totaling $185 million and $682 million at an average coupon rate of 0.02% and 4.20%, respectively. At December 31, 2008, the Company had agreements to sell and repurchase securities totaling $36 million at an average coupon rate of 5.09%. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%.

NOTE 13 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $668 million, $629 million and $624 million for the years ended December 31, 2008, 2007 and 2006, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash transferred to it by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2008, 2007 and 2006, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investments whereby New York Life Investments provide investment advisory services to the Company. At December 31, 2008, 2007 and 2006, the total cost for these services amounted to $46 million, $41 million and $40 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, New York Life Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. New York Life Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, New York Life Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from New York Life Investments for the years ended December 31, 2008, 2007 and 2006 of $15 million, $17 million, and $15 million, respectively.

     At December 31, 2008 and 2007, the Company had a net liability of $295 million and $197 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2008 and 2007, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,716 million and $4,468 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.30%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2008 and 2007, the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $184 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $86 million, $111 million and $92 million, for the years ended December 31, 2008, 2007 and 2006, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the year ended December 31, 2008, the Company incurred an expense of $14 million under this new agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2008 or December 31, 2007.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2008 and 2007 there was no outstanding balance due to Capital Corporation. There was no interest expense for 2008. Interest expense for 2007 and 2006 was $1 million and $5 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2008 and 2007, the Company had recorded a receivable from

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2008, 2007 and 2006.

     The Company has a participation agreement with MCF, which allows with the Company to purchase collateralized loans to third parties underwritten by MCF. Under the participation agreement, NYLIAC assumes the performance risk on these loans with no recourse against MCF. In 2008 the Company purchased certain loans from MCF with a commitment amount of $269 million. In 2007, the Company purchased certain loans from MCF with a commitment amount of $88 million. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $4 million, $15 million and $14 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $2 million from NYLAZ for the year ended December 31, 2008.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, the Company recorded liabilities of approximately $2,363 million and $2,395 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, policyholders' account balances and separate account liabilities related to these policies aggregated $243 million and $313 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2008, the Company recorded commission and fee expense to NYLINK agents of $3 million. For the years ended December 31, 2007 and 2006, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 14 -- FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value that includes a three level hierarchy. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value measurements falls is determined based on the lowest level input that is significant to the fair value measurements.

     The Company applied the provisions of SFAS No. 157 prospectively to assets and liabilities measured at fair value. The adoption of SFAS No. 157 changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily net asset value
         ("NAV") and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair value for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurements. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 (in millions):

                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholder account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents a reconciliation of all Level 3 assets and liabilities for the year ended December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE      TRADING       AVAILABLE        OTHER          FROM       ACCOUNT
                                     -FOR-SALE     SECURITIES     -FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF YEAR....      $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment income(1)..           5           1             --             --            --           --
       Net investment gains
          (losses)...............         (54)         (9)            (8)            --            --          (75)
       Other income..............          --          --             --             --             6           --
       Interest credited to
          policyholders' account
          balances...............          --          --             --             --            --           --
     Other comprehensive income..        (297)         --             --              5            --           --
  Purchases, sales, issuances,
     and settlements.............         173          (4)             1             --            --           67
  Transfers into (out of) Level
     3(2)........................         212          (4)             5             --            --          158
                                       ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR..........      $1,770         $36            $ 1            $ 4           $ 9         $150
                                       ======         ===            ===            ===           ===         ====




                                                                    LIABILITIES
                                                            ---------------------------
                                                            POLIYHOLDERS'
                                                               ACCOUNT         OTHER
                                                               BALANCES     LIABILITIES
                                                            -------------   -----------
FAIR VALUE, BEGINNING OF YEAR.............................       $ 72           $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)...........................         --            --
       Net investment gains (losses)......................         --             1
       Other income.......................................         --            --
       Interest credited to policyholders' account
          balances........................................        236            --
     Other comprehensive income...........................         --            --
  Purchases, sales, issuances, and settlements............          8            --
  Transfers into (out of) Level 3(2)......................         --            --
                                                                 ----           ---
FAIR VALUE, END OF YEAR...................................       $316           $ 1
                                                                 ====           ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.
(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRANSFERS

     Net transfers into Level 3 for fixed maturities available-for-sale totaled $212 million during the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

     The table below includes the unrealized gains (losses) for the year ended December 31, 2008 by category for Level 3 assets and liabilities still held at December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                      FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURER     ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
EARNINGS:
  Net investment income..........      $   4          $  1           $--            $--           $--         $ --
  Net investments gains
     (losses)(3).................        (54)          (10)           (8)            --            --          (75)
  Other income...................         --            --            --             --             6           --
  Interest credited to
     policyholders' account
     balance.....................         --            --            --             --            --           --
  Other comprehensive income.....       (296)           --            --              5            --           --
                                       -----          ----           ---            ---           ---         ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES).......................      $(346)         $ (9)          $(8)           $ 5           $ 6         $(75)
                                       =====          ====           ===            ===           ===         ====




                                                                      LIABILITIES
                                                              ---------------------------
                                                              POLIYHOLDERS'
                                                                 ACCOUNT         OTHER
                                                                 BALANCES     LIABILITIES
                                                              -------------   -----------
EARNINGS:
  Net investment income.....................................       $ --           $--
  Net investments gains (losses)(3).........................         --            (1)
  Other income..............................................         --            --
  Interest credited to policyholders' account balance.......        237            --
  Other comprehensive income................................         --            --
                                                                   ----           ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES)...................       $237           $(1)
                                                                   ====           ===



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FIXED MATURITY AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurements. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 of the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in Other Investments or Other Liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 1 in the fair value hierarchy include certain option contracts that are traded on an active exchange.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 of our fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the provisions of SFAS No. 157 related to the non-financial assets and non-financial liabilities within the scope of FSP FAS No. 157-2.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Note 4 of the Notes to the Consolidated Financial Statements at December 31, 2008 and 2007 are presented below (in millions):

                                                        2008                        2007
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,653       $ 5,274       $ 5,208       $ 5,234
Collateralized third party commercial
  loans....................................       353           342           155           155
Securities purchased under agreements to
  resell...................................       185           185           682           682
LIABILITIES
Policyholders' account
  balances -- investment contracts.........    25,637        24,193        20,502        20,502
Collateral received on securities lending
  and repurchase agreements................     1,197         1,197         1,656         1,656


     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans. At December 31, 2007, fair value was considered to approximate carrying value as the spreads reflected market conditions at that time.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2007, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 15 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $13 million, $146 million and $78 million during 2008, 2007 and 2006, respectively.

     Total interest paid was $15 million, $17 million and $18 million during 2008, 2007 and 2006, respectively.

     There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Non-cash investing transactions were $4 million and $35 million for the years ended December 31, 2007 and 2006, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 16 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations, the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has no permitted practices.

     At December 31, 2008 and 2007, statutory stockholder's equity was $3,596 million and $2,650 million, respectively. Statutory net income for the years ended December 31, 2008, 2007 and 2006 was ($387) million, $289 million and $252 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2008 or 2007. As of December 31, 2008, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $943 million. The maximum amount of dividends that may be paid in 2009 without prior approval is $357 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 13 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 18, 2009

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution


(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.


(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.



(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.



(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.


(d)              Contracts.


(d)(1) Form of Policy for New York Life Variable Universal Life Accumulator (No. 308-30) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(2) Form of Policy for New York Life Survivorship Variable Universal Life Accumulator (No. 308-150) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (d)(3) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.




(d)(3) Monthly Deduction Waiver (MDW) Rider (No. 308-320) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(4) Guaranteed Insurability Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(g) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(5) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(6) Insurance Exchange Rider (IER) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(7)           Spouse's Paid-Up Insurance Purchase Option (SPPO) Rider
                 (No. 305-375) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(8) Life Estension Benefit (LEB) Rider (No. 308-350) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(9) Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-296) for New York Life Variable Universal Life Accumulator - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(10) Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-295) for New York Life Survivorship Variable Universal Life Accumulator
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(11) Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(12) Accidental Death Benefit (ADB) Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.




(d)(13) Level First To Die Term (FTD) Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.
                 (5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.



(d)(14) Estate Protection Rider (EPR) (No. 308-405) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (d)(16) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(15) Overloan Protection Rider (OLP) (No. 308-940) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(17) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(16) Childern's Insuance (CI) Rider (No. 793-345) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(d)(17) Upromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.


(e)              Applications.


(e)(1) Form of application for a Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.



(e)(2) Form of application for a Policy (No. 209-500) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(2) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.



(e)(3) Form of application for a Policy (No. 204-500)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No.333-156513), filed 12/30/08 and incorporated herein by reference.


(f)              Depositor's Certificate of Incorporation and By-Laws.


(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


(g)              Reinsurance Contracts.


                 Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies -- Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.


(h)              Participation Agreements.


(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File
                 No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(3) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(8) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.



(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.




(h)(12) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(13) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.




(h)(14) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



(h)(15) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.



(h)(16) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



(h)(l7) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(h)(18) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(7) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.




(i)(8) Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.



(i)(9) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.




(i)(10) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



(i)(11) Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.



(i)(12) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
                 Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



(i)(13) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
                 Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(i)(14) Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.



(i)(15)           Administrative Service Agreement between Morgan Stanley & Co.
                  Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.



(j)               Other Material Contracts.



(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.




(j)(2) Powers of Attorney for Christopher O. Blunt, Director, Senior Vice President and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(3) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(5) Powers of Attorney for Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(6) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(7) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(8) Powers of Attorney for Mark W. Pfaff, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(9) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(10) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(11)           Powers of Attorney for Michael E. Sproule, Director of NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(12) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.



(j)(13) Powers of Attorney for Michael Whitton, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/17/09 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.



(l)              Actuarial Opinion.

                 Opinion and consent of Amanda L. Kuhl, Assistant Actuary
                 - Filed herewith.


(m)              Calculation.


(m)(1)           Sample Calculation of Illustrations for Accumulator VUL -
                 Filed herewith.



(m)(2)           Sample Calculation of Illustrations for Accumulator SVUL-
                 Filed herewith.


(n)              Other Opinions.


(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.


(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.


(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(q)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Frank M. Boccio           Director and Executive Vice President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt      Director, Senior Vice President and Chief Operating Officer for L & A
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Steven D. Lash            Director, Senior Vice President and Chief Financial Officer
John R. Meyer             Director and Senior Vice President in charge of Individual Annuity
Mark W.Pfaff              Director and Senior Vice President in charge of Agency Department
Joel M. Steinberg         Director, Senior Vice President, and Chief Actuary
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Michael E. Sproule        Director
Michael Whitton           Director
Gary E. Wendlandt         Vice Chairman in charge of Investment and Finance
John Y. Kim               Executive Vice President-CEO and President of NYLIM
Sara Badler               Senior Vice President & Deputy Legal Officer
Patricia Barbari          Senior Vice President
John A. Cullen            Senior Vice President
Thomas F. English         Senior Vice President and Chief Legal Officer
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J. Miller            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Paul Pasteris             Senior Vice President for Market Development & Strategic Planning
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Joseph Bennett            First Vice President
Kathleen A. Donnelly      First Vice President
Angelo J. Scialabba       First Vice President and Controller
Thomas P. Shea            First Vice President
Richard J. Witterschein   First Vice President and Treasurer
Stephen A. Bloom          Vice President and Chief Underwriter
David F. Boyle            Vice President
Karen E. Dann             Vice President
Robert M. Gardner         Vice President
Troy E. Glover            Vice President
Jane Hamrick              Vice President and Actuary
Robert J. Hynes           Vice President
Mario W. Lazzaro Jr.      Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Rowan MacDonald           Vice President and Deputy Treasurer
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary
Linda M. Reimer           Vice President and Associate Legal Officer
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
Teresa A. Turner          Vice President
Robin Wagner              Vice President
Richard M. Walsh          Vice President
Elaine Williams           Vice President
Robert Ziegler            Vice President
Richard W. Zuccaro        Vice President - Tax

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.



--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
         NYL Management Limited                                        United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of       Percent of Voting
Name                                                                   Organization          Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius             24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                   New York Life Capital Partners III-A, LP            Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                      Partners, LP                                     Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                      NYLIM Mezzanine Partners Parallel Fund, LP       Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Delaware
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III (Mauritius) LLC        Mauritius                24.6%
                  NYLIM Jacob Ballas India Fund III
                  (Mauritius) LLC                                      Mauritius                24.6%
                       NYLIM Jacob Ballas Capital India
                       (FVCI) III (Mauritius) LLC                      Mauritius                24.6%
                       NYLIM Jacob Ballas India (FII) III
                       (Mauritius) LLC                                 Mauritius                24.6%
         NYLCAP Mezzanine Partners III                                 Delaware
              GenPar GP, LLC
     MacKay Shields LLC                                                Delaware
         MacKay Shields High Yield Active Core Fund LP                 Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda
         MacKay Shields Core Plus Alpha Fund Ltd.                      Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Institutional Floating Rate Fund, LP               Delaware
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
         NYLIM European Equity Market Neutral Master Fund Ltd.         Cayman Islands
         NYLIM European Equity Market Neutral Fund Ltd.                Cayman Islands
         NYLIM Asian Equity Market Neutral Master Fund Ltd.            Cayman Islands
         NYLIM Asian Equity Market Neutral Fund Ltd.                   Cayman Islands
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM International 170/70 Fund Ltd.                          Cayman Islands
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 LP                                 Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   45%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment, LP               Delaware
     McMorgan & Company LLC                                            Delaware
     McMorgan & Co. Retention Trust                                    New York
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            (Delaware)
         Madison Square Investors U.S. Large-Cap Core 130/30
            Fund GP, LLC                                               (Delaware)
               Madison Square Investors U.S. Large-Cap Core 130/30
                  Fund LP                                              (Delaware)
         Madison Square Investors Asian Equity Market Neutral
            Fund GP, LLC                                               (Delaware)
               Madison Square Investors Asian Equity Market Neutral
                  Fund LP                                              (Delaware)
         Madison Square Investors European Equity Market
            Neutral Fund GP, LLC                                       (Delaware)
               Madison Square Investors European Market Neutral
                  Fund LP                                              (Delaware)
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Taiwan Corporation                         Taiwan
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life Securities Investment Consulting Co., Ltd.           Taiwan
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYL International SEAF Sichuan SME Investment                      People's Republic
    Fund LLC                                                           of China                39.96%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.996%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
         Servicios Corporativos SMNYL, S.A. de C.V.                    Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease acquisition LLC                                           Delaware                   55%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   --------------------------------------
John Y. Kim                       Chairman and Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Manager and Executive Vice President, Retirement Income Security
John A. Cullen                    Manager
Penny Nelson                      Manager and Managing Director, Operations
Barry A. Schub                    Manager
John C. Siciliano                 Manager
Scott L. Berlin                   Executive Vice President, Life Distribution
Robert J. Hebron                  Executive Vice President, Executive Benefits
John R. Meyer                     Executive Vice President, Retirement Income Security
David G. Bedard                   Senior Managing Director and Chief Financial Officer
Thomas A. Clough                  Senior Managing Director, Retirement Services
Michael D. Coffey                 Senior Managing Director, Retirement Income Security
Barbara McInerney                 Senior Managing Director, Compliance
Alison H. Micucci                 Senior Managing Director, Compliance
Donald A. Salama                  Senior Managing Director, Retirement Services
Stephen C. Fiacco                 Managing Director, Retirement Income Security
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Services
Mark S. Niziak                    Managing Director, Retirement Services
Christopher V. Parisi             Managing Director, Retirement Income Security
Stephen J. Abramo                 Director, Variable Product Operations
Bernadette Hoban                  Director, Retirement Income Security
Paula Taylor                      Director, Retirement Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits
Karen E. Dann                     Vice President, Retirement Income Security
Linda M. Howard                   Vice President, Compliance and Anti-Money Laundering Officer
Robert F. Meredith                Vice President, Life and Annuity Distribution
Andrew N. Reiss                   Vice President, Variable Annuity Wholesaling - Bank Distribution
James R. Vavra                    Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-

ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.

ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 20th day of April, 2009.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)


                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)


                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Scott L. Berlin*               Director



     Christopher O. Blunt*          Director



     Frank M. Boccio*               Director



     Solomon Goldfinger*            Director



     Steven D. Lash*                Director and Chief Financial Officer



     Theodore A. Mathas*            Chairman and President (Principal Executive
                                    Officer)



     John R. Meyer*                 Director



     Mark W. Pfaff*                 Director



     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)



     Arthur H. Seter*               Director



     Michael E. Sproule*            Director



     Joel M. Steinberg*             Director



     Michael Whitton*               Director





By:   /s/ Mario Lazzaro
      ----------------------------------
      Mario Lazzaro
      Attorney-in-Fact
      April 20, 2009



* Pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                             Description
-------                            -----------
(k)                 Opinion and Consent of Thomas F. English, Esg.

(l)                 Opinion and Consent of Amanda L. Kuhl, Assistant Actuary

(m)(1)              Sample Calculation of Illustrations for Accumulator VUL

(m)(2)              Sample Calculation of Illustrations for Accumulator SVUL

(n)(1)              Consent of PricewaterhouseCoopers LLP